UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: July 31, 2015

Date of reporting period: July 31, 2015

Item 1.	Reports to Stockholders.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

The Funds file their complete schedule of investments of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-877-71-FROST; and (ii) on the Commission’s website at http://www.sec.gov.

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Dear Shareholder,

With summer waning, the housing markets seemingly on the mend, and jobs aplenty, time’s passage seems to offset investor angst from the buffeting of plunging energy prices, a dauntless dollar, and, lest we forget, volatile political and financial conditions in Asia, the Middle East and the Eurozone. Fortunately for those here in the US, the re-energized underpinnings of the domestic markets have also provided a reprieve from the negative returns seen in a number of other markets. Investors today though still fret over emerging market frailties (China, Brazil et al), and the Fed’s rendition of the “ghost of rate hikes yet to come.” Perhaps more troublesome for investors is the relatively tired (although in our view still not overly expensive) 6+ year market rally. Closing out the fund family’s fiscal year (July 31, 2015) year though, investors in the equity and fixed income markets booked positive returns, a feat that may prove more challenging as we progress through the remainder of 2015.

From Frost Investment Advisor’s perspective, fiscal year 2015 went well, with several of our strategies delivering returns that ranked well against their peers and respective benchmarks. As was the case last year, the Frost Total Return Bond Fund led the charge once again in terms of peer rankings and assets gathered. A number of our funds also enjoyed improving peer rankings, resulting from the continued efforts of our management teams. The Frost Value and Growth Large Cap Funds both saw improvement, moving ahead of their respective peers, and reversing some disappointing prior year performance. This was also the first full year for our rebranded asset allocation funds, the Frost Conservative, Moderate and Aggressive Funds. While still early in their start-up, investors have shown interest through their contributions to the three Frost allocation funds.

With respect to growth in assets, the overall fund family grew in asset size by nearly 14%, with the close on July 31 at $3.554 billion. The most significant year over year increase was with our Frost Total Return Bond Fund, where total assets grew by roughly 60% as the Fund’s market value ended the year at $1.814 billion. With respect to absolute performances, a number of our Frost funds also handily beat their respective benchmarks, including the Cinque Large Cap Buy-Write Equity Fund, International Equity Fund, Mid Cap Equity Fund and the Value Equity and Credit Funds. Given the growth in our Advisor, we have continued adding to our professional staff over the past 12 months, a process that should continue as we believe these additions will support the Adviser in our efforts to successfully meet the needs of our shareholders.

As we have mentioned in previous shareholder letters, our investment team continues to monitor events in the global markets, looking for opportunities to improve returns and, where possible, to avoid the next pitfall. Today’s markets are proving to be especially challenging in both regards, but we feel we’ve been successful in our efforts. As a new year faces us, we continue to believe our management and product discipline will continue to hold us in good stead, come what may.

As always, we appreciate your confidence in our team and look forward to another successful year.

Warmest Regards,

Tom

Tom Stringfellow, CFA, CPA, CFP®

President and Chief Investment Officer

Frost Investment Advisors, LLC

Past performance does not guarantee future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. Investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be reduced. There can be no assurance that Frost Investment Advisors, LLC will continue to waive fees. For performance data current to the most recent month end, please call 877.713.7678

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in an account’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent an account’s entire portfolio and in the aggregate may represent only a small percentage of an account’s portfolio holdings.

Mutual fund investing involves risk including possible loss of principal. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. Bond and bond funds are subject to interest rate risk and will decline in value as interest rates rise. REIT investments are subject to changes in economic conditions, credit risk and interest rate fluctuations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Derivatives are often more volatile than other investments and may magnify the Fund’s gains or losses. The primary risk of derivative instruments is that changes in the market value of securities held by the fund and of the derivative instruments relating to those securities may not be proportionate. Derivatives are also subject to illiquidity and counter party risk. Diversification does not protect against market loss.

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST GROWTH EQUITY FUND

Market Review

Despite ongoing issues with Greece, mixed macro data points around the world, and an utter collapse in commodity prices, the U.S. equity market posted strong gains over the past twelve months. Highly accommodative global monetary policy and subdued inflationary pressures contributed to the strong returns, though the gains were largely concentrated in domestic oriented and/or non-cyclical sectors and companies. For the third consecutive year, Health Care (+31.8%) was the leading sector in the Russell 1000 Growth Index. Consumer stocks, both Discretionary (+24.9%) and Staples (+22.9%), also performed quite well, beneficiaries of both lower oil prices and modest inflation. Lastly, Information Technology (+16.5%) also did well, a beneficiary of investors’ preference for growth factors over value factors during the past year.

Global cyclicals on the other hand were somewhat challenged, none more so than the beleaguered Energy sector (-27.4%). While demand for crude oil remained fairly resilient throughout the course of the year, the supply side of the equation was a much bigger issue, with OPEC refusing to cede ground to North American shale producers. Investors have been crowding into fewer and fewer stocks in the elusive search for growth, and the result is a narrower market than we have seen in the past several years.

Performance

For the fiscal year ended July 31, 2015, the Frost Growth Equity Fund (the “Fund”) posted a total return of 14.45% (Institutional Class Shares) and 14.17% (Investor Class Shares), which compares to a return of 16.08% for its benchmark, the Russell 1000 Growth Index. For comparison purposes, the Lipper Large-Cap Growth peer group was up 15.55% over the same time period.

Our big sector exposures during the year were Technology, Consumer Discretionary and Health Care. Collectively, these 3 sectors represent more than two-thirds of the Fund. Our performance in these sectors was mixed this year; in Technology (31% of the Fund), we benefitted from both strong stock selection and being overweight the sector. Long-time holdings Visa (+43.9%) and MasterCard (+32.3%) were two of our best performing technology stocks in the period, and we think both still reflect highly attractive business models. Salesforce.com (+35.1%) was also a solid performer, as the company is a pioneer and major beneficiary of the structural shift towards cloud-based software delivered as a subscription. Facebook (+29.4%) and Apple (+29.1%) round out our top 5 technology holdings by performance. Conversely, Chinese search provider Baidu (-21.3%) was our worst performing holding in the sector, and we sold the stock during the period. While we remain attracted to the company’s core search business, we are less positive on the massive investments the company is making outside of its core business. Storage leader EMC (-13.4%) was our second worst technology holding, and we sold that position during the period as well. We think EMC is on the wrong side of the secular disruption happening within IT, where the pooling of resources from hosting services such as Amazon Web Services have had negative implications for many traditional hardware based businesses such as storage.

Consumer Discretionary is the next largest sector in the Fund, and here we lagged on stock selection but benefitted from a material overweight relative to the benchmark. While we had a number of strong performers in the period, such as Amazon.com (+71.3%), Starbucks (+51.3%), and Home Depot (+47.7%), we had an equal number of laggards. In particular, our overweight to traditional media, with Discovery Communications (-21.3%), Time Warner (+7.8%), and Twenty-First Century Fox (+9.7%), was a poor decision. We sold Discovery during the period, and are evaluating our remaining holdings given the disruption taking place from over-the-top alternatives such as Netflix and Amazon Prime, as well as the shift of advertising budgets to mobile and digital alternatives such as Facebook and Google.

Health Care is the last of the big 3 sectors, and here we lagged modestly on stock selection and had a small underweight relative to the benchmark, both of which negatively impacted relative performance of the Fund. Biotechnology, which has been a huge contributor to returns over the past several years, was more mixed during the period. We still held some very strong stocks, such as Celgene (+50.6%) and Gilead Sciences (+29.2%), however Biogen (-4.7%) was a disappointment as the company’s multiple sclerosis franchise slowed dramatically toward the end of the fiscal year. Zoetis (+50.0%), the leading animal health company, had a strong year with hedge fund activist involvement, takeover rumors, and the articulation of a multi-year cost cutting plan.

Of the smaller sectors in the Fund, Consumer Staples contributed the most to positive relative returns, while Energy and Industrials were negative contributors. In Consumer Staples, we only held two stocks, CVS Health (+49.3%) and Costco (+28.8%); both performed well and the result was the strongest stock selection of any sector in the Fund. This was offset by a meaningful underweight relative to the benchmark, as we were not able to find many opportunities in the sector that met our growth threshold, particularly companies that trade at sensible valuations. Energy, although largely in-line on a stock selection basis, still incurred the largest absolute declines, with our aggregate return in the sector declining by 28.6%. We were also

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST GROWTH EQUITY FUND

modestly overweight, which negatively impacted returns, although the overweight was primarily a result of benchmark re-balancing in June, which saw the majority of energy holdings shift over to the Russell 1000 Value Index. Stock selection in Industrials was disappointing, offset somewhat by our decision to underweight the sector. Stock selection was negatively impacted by our holdings in transports, specifically Canadian Pacific (-14.8%) and Southwest Airlines (-15.7%).

Although Financials is a relatively small sector in the Fund, for the year we performed well. Strong asset selection via holdings in Moody’s (+28.5%) and Charles Schwab (+26.8%), as well as a decision to avoid investments in Real Estate Investment Trusts, which comprise a large portion of the Financials benchmark in the Russell 1000 Growth Index, benefitted performance. In Materials, we sold Monsanto (+2.4%) and Praxair (-2.7%) during the period, and have no exposure to the sector as of the end of the fiscal year. We also sold Verizon Communications (-3.0%), and have no exposure to either Telecommunication Services or Utilities as of fiscal year end.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be reduced. There can be no assurance that the Adviser will continue to waive fees.

Mutual fund investing involves risk including possible loss of principal. There can be no assurance that the Fund will achieve its stated objective.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-book ratios and higher forecasted growth values.

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value. The S&P 500 Growth Index contains those securities of the S&P 500 Index with growth characteristics.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST GROWTH EQUITY FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)	Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

(4)	Investor Class Shares commenced operations on June 30, 2008.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*	For periods prior to April 25, 2008 for the Institutional Class Shares and Investor Class Shares, the performance data quoted for the Fund represents past performance of the Predecessor Fund, a common trust fund managed by Frost Bank, adjusted to reflect fees and expenses borne by the Fund. The Predecessor Fund commenced operations prior to the periods shown. The earliest date for which the Predecessor Fund’s performance can be calculated applying the relevant performance standards is May 31, 2002 (“Performance Start Date”). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower. For the period April 25, 2008 to June 30, 2008, the performance for Investor Class Shares was that of the Institutional Class Shares less 12b-1 fees applicable to Investor Class shares.

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST VALUE EQUITY FUND

The managers of the Frost Value Equity Fund (the “Fund”) are dedicated to one singular goal: deliver for our stakeholders a sustained level of performance beyond that of a passive benchmark and ahead of the majority of our category peers. While the objective is clear, a volatile market environment makes the path to achieving the objective fraught with uncertainty.

The substantial decline within the energy sector last year highlights how the investment community can oscillate between being sanguine and gloomy about the global outlook of any particular sector. Though we cannot ignore the investment climate, we strive to consistently apply our simple investing formula: own concentrated positions in cash flow generating companies with solid fundamentals trading at valuations that discount the true potential of those enterprises. In our search for these situations, we seek out gloomy investor sentiment and use those opportunities to buy into our favorite (or newly discovered) companies at low prices.

For the year ended July 31, 2015, the Fund’s Institutional Class Shares and Investor Class Shares appreciated 11.14% and 10.90%, respectively, after fees and expenses, outpacing the 6.40% total return of the Russell 1000 Value Index. This performance ranked the Fund in the 3rd percentile of the Lipper Large Cap Value universe for the year.

Highlights from the period include the aforementioned decline in energy prices (and the associated decline in energy-related stocks). While not expecting such immediate price deflation, we had de-emphasized investment in the Energy sector, and owned less exposure than many of our peers. Through the period, we sold many of our energy companies, particularly eliminating those companies likely to suffer most in a sustained downturn.

As a reminder, we will sell part or all of a position for one of three reasons: (1) the investment thesis breaks down and we determine that we are wrong about the outlook for the company; (2) the stock price approaches our upside expected-value target and we get close to the optimal price (with all known information) we require for the shares of the company; and (3) we have better ideas and require the capital to fund those. With a substantial change in the outlook for commodity energy prices – and the expected reduction in drilling activity – we definitely faced a breakdown in the investment thesis for many of our Energy service companies. Sensitivity to commodity prices served to highlight fragility within the business models of some of our former holdings. We aim not to repeat that mistake and are unlikely to return to the sector until we are far more certain of a company’s ability to sustain their margins and cash flow in a downturn. As always, we strive to refine our process and improve the Fund’s performance.

While Energy and Commodities weakened through the year, an area of particular strength was the Consumer Discretionary Sector. Throughout the year, we steadily increased the proportion of the Fund that should benefit from growth in discretionary spending by the US consumer. We continue to be encouraged by improving economic metrics in the United States – stronger housing prices and turnover, lower fuel prices, improving credit quality on consumer loans, decreasing levels of unemployment and signs of wage increase – that support a better environment for the near to intermediate term. With an improving backdrop, our approach of systematically screening for strong franchises that are temporarily out of favor has been particularly fruitful, yielding a number of new ideas.

We look forward to detailing these exciting opportunities to you as we add them to the portfolio.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be reduced. There can be no assurance that the Adviser will continue to waive fees.

It should not be assumed that any of the securities transactions or holdings discussed were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein

The views expressed by the portfolio managers reflect their professional opinions and should not be considered buy or sell recommendations. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets.

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST VALUE EQUITY FUND

Mutual fund investing involves risk including possible loss of principal. There can be no assurance that the Fund will achieve its stated objectives.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-book ratios and lower forecasted growth values.

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value. The S&P 500 Value Index contains those securities of the S&P 500 Index with value characteristics.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST VALUE EQUITY FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)	Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

(4)	Investor Class Shares commenced operations on June 30, 2008.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*	For periods prior to April 25, 2008 for the Institutional Class Shares and Investor Class Shares, the performance data quoted for the Fund represents past performance of the Predecessor Fund, a common trust fund managed by Frost Bank, adjusted to reflect fees and expenses borne by the Fund. The Predecessor Fund commenced operations prior to the periods shown. The earliest date for which the Predecessor Fund’s performance can be calculated applying the relevant performance standards is May 31, 2002 (“Performance Start Date”). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower. For the period April 25, 2008 to June 30, 2008, the performance for Investor Class Shares was that of the Institutional Class Shares less 12b-1 fees applicable to Investor Class Shares.

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND

Fund objective

The Frost Kempner Multi-Cap Deep Value Equity Fund (the “Fund”) seeks to generate a total pre-tax return, including capital growth and dividends, greater than the rate of inflation over a minimum three to five year period. For the fiscal year ended July 31, 2015 the Fund produced a total return of -1.16% (Institutional Class Shares) and -1.56% (Investor Class Shares), both net of fees. For the trailing three fiscal years ended July 31, 2015, the Fund produced a total return of 10.59% annualized (Institutional Class Shares) and 10.28% annualized (Investor Class Shares), both net of fees. The Headline CPI Inflation rates over the periods were 0.2% for one year and 4.2% for three years compounded. Comparatively, over the same time periods the Lipper Multi Cap Value Funds Classification Index returned 5.14% for one year and 16.35% for three years annualized; and the S&P 500 Value Index returned 6.59% for one year and 16.65% for three years annualized.

Market commentary

We are lowering our 2015 economic growth outlook for the U.S. economy from 3½-4% down to 3-3½% despite the fact that the internals of the U.S. economy are strengthening. Rather, it is because of increased uncertainties in international economies and trading patterns, which we believe will impact worldwide economic growth to a greater extent going forward than we thought at the beginning of the year. Of concern to us are Europe, China, and commodity-driven emerging economies throughout the globe which will affect our industrial, export, and other activities to varying extents.

Domestically, U.S. consumer activity, which drives 70% of our economy, continues to improve. Payroll gains over the last six months have averaged over 200,000 and seem to be accelerating somewhat. Consumer disposable income is increasing at an above 3% annual rate, which is quite healthy. Consumer confidence has been in a rising trend for several years. In addition manufacturing, as measured by the PMI, strengthened in June to 53.5%, almost +1% for the month. Stronger vehicle production and housing were both contributors. These major factors give us continuing confidence to believe that the U.S. economy has enough momentum to continue to grow in a healthy fashion, despite increasing uncertainty outside it.

The stock market is the area that is most whipsawed by all the countervailing winds and the emotions they cause. If the Greek and European problem is resolved in a compromise over the next several weeks, it is quite possible that the stock market will benefit, but the headwinds from China and other slowing economies are still negatives with which the market will have to contend. We believe domestic earnings will continue to grow throughout the year, but overseas earnings are more in question than they have been before. It is notable that U.S. markets are at or near all-time highs in a year that has become far more uncertain.

With the S&P 500 Value Index trading at a forward price-to-earnings ratio of approximately 18 times estimated 2015 earnings, and an estimated 5% earnings growth rate for 2015 year-over-year, it becomes difficult to envision continued market gains without improved earnings prospects. In the absence of continued earnings gains, the broader stock market has recently been buoyed by low interest rates and merger and acquisition activities. Globally, over the past 20 months there has been $7 trillion in deals helping companies expand their earnings potential. Expected interest rate hikes from the Federal Reserve later this year will likely prove an additional headwind to stock gains in the near term.

Portfolio strategy

Our investment approach continues to be one of investing in deeply undervalued companies and selling when the underlying value becomes realized by other market participants and reflected in current price. The past several years of rising markets has therefore resulted in a greater number of sale opportunities than purchase opportunities. Cash is always considered a buying reserve.

Over the past year we initiated positions in California Resources Corporation (CRC), Monsanto Company (MON), Schlumberger Ltd. (SLB), and Union Pacific Corporation (UNP). During the same time frame we sold entirely out of Baker Hughes Inc. (BHI), Becton Dickinson & Co. (BDX), Gannet Company, Inc. (GCI), Hewlett Packard Company (HPQ), Maxim Integrated Products (MXIM), and Staples Inc. (SPLS).

We continue to scour the equity universe to locate stocks which meet our investment criteria of: 1) a relatively low forecast P/E multiple, usually 15 or less, 2) a dividend yield is paid, or expected to be, 3) public debt, if any, is investment grade, 4) a minimum of $500 million market capitalization, and 5) current stock price is within 20% of the 52 week low price. In addition to meeting these criteria, stocks are quantitatively and qualitatively analyzed to determine company prospects and reasonableness of valuation.

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND

Sources: Cornerstone Macro LP, International Strategy & Investment, Bloomberg

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Mutual fund investing involves risk including possible loss of principal. In addition to the normal risks associated with investing, investing in smaller companies typically exhibit higher volatility. There can be no assurance that the Fund will achieve its stated objectives.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value. The S&P 500 Value Index contains those securities of the S&P 500 Index with value characteristics.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)	Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

(4)	Investor Class Shares commenced operations on June 30, 2008.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*	For periods prior to April 25, 2008 for the Institutional Class Shares and Investor Class Shares, the performance data quoted for the Fund represents past performance of the Predecessor Fund, a common trust fund managed by Frost Bank, adjusted to reflect fees and expenses borne by the Fund. The Predecessor Fund commenced operations prior to the periods shown. The earliest date for which the Predecessor Fund’s performance can be calculated applying the relevant performance standards is July 31, 2002 (“Performance Start Date”). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower. For the period April 25, 2008 to June 30, 2008, the performance for Investor Class Shares was that of the Institutional Class Shares less 12b-1 fees applicable to Investor Class Shares.

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST MID CAP EQUITY FUND

Fund objective

The Frost Mid Cap Equity Fund (the “Fund”) seeks to maximize long-term capital appreciation by investing in equity securities of mid-sized companies.

Performance

The Fund’s Institutional Class Shares and Investor Class Shares advanced 14.26% and 14.01%, respectively, during the year ended July 31, 2015, compared to the benchmark, the Russell Midcap Index’s return of 10.69%.

The past year was another solid year for the Fund as we generated another double-digit return for our investors. The market has continued its march higher and is valued close to its all-time high. The Fund’s performance this past year benefited from solid stock selection in most sectors; especially helpful was our Technology, Consumer Staples and Energy stocks. Investments in the Healthcare sector lagged its respective benchmark as we did not keep up with the market leading bio-tech stocks. These companies tend to be very speculative and one areas of the market that our higher quality focused strategy tends to avoid. We also had a weak showing in our Consumer Discretionary investments. While the market hasn’t fully rotated to higher quality companies, solid stock selection allowed us to outperform this past year. Overall, we are pleased with the recent absolute and relative returns of the Fund.

The U.S. economy has continued to expand and grow and our forecast is for this to continue. Despite the sluggish start to this year, it appears the economy is again showing signs of improvement. The economy and markets continue to benefit from stronger employment trends, relatively low interest rates, and lower oil prices. The Federal Reserve has become more vocal in their call for a normalization of short-term interest rates in the back half of 2015, but with many International economies slowing, lower oil and commodity prices and record low interest rates, we think any short-term rate increase will be minimal. Our positive outlook is not without risks. Geopolitical risks from abruptly lower oil prices and rising tension in the Middle East as well as weaker European and Asian economies are just a few of the issues we are watching closely. In addition, the default possibilities of highly leveraged countries are causing investors to rethink the widely accepted monetary policy of “more debt to solve economic challenges” many counties around the world have undertaken.

In summary, we expect the stock market to trend higher in 2015 as continued economic growth, continued employment gains, combined with low interest rates, should support additional corporate profit growth, stock buybacks, dividend increases, and additional merger and acquisition activity. That said, with market valuations higher than normal, and after years of positive returns, additional market volatility in 2015 would not surprise us. It’s been almost 4 years since the markets have had a 10% pullback, the third longest streak in the last 100 years.

Investment strategy

Our investment strategy is to identify competitively advantaged companies that generate strong financial returns with good reinvestment opportunities and purchase these stocks at attractive prices. We believe this strategy of investing in competitively advantaged companies with viable strategies to increase the value of their businesses will continue to be beneficial for the Fund’s investors. Our goal is to generate superior returns over time relative to our benchmark and to help minimize the risk (volatility) of the portfolio. We believe our consistent investment disciplines have produced a successful strategy and have us well positioned as we go forward.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be reduced. There can be no assurance that the Adviser will continue to waive fees.

Mutual fund investing involves risk including possible loss of principal. In addition to the normal risks associated with investing, investing in smaller companies typically exhibit higher volatility. There can be no assurance that the Fund will achieve its stated objective.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

The Russell Midcap Index represents approximately 27% of the total market capitalization of the Russell 1000 companies.

The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST MID CAP EQUITY FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)	Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

(4)	Investor Class Shares commenced operations on February 13, 2012.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*	For periods prior to February 13, 2012 for Investor Class Shares, the performance data quoted for the Fund represents past performance of the Institutional Class Shares, adjusted to reflect fees and expenses borne by that Class.

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST INTERNATIONAL EQUITY FUND

For the year ended July 31, 2015, the Frost International Equity Fund (the “Fund”), Institutional Class Shares and Investor Class Shares returned 6.21% and 5.83%, respectively (net of fees in USD), versus -4.57% for the MSCI All Country World ex-US Index. The Fund’s strong outperformance of over 1,000 basis points came amid a downpour of negative headlines out of Greece and China, economic recessions in Brazil and Russia, and persistent flames in the Middle East and Ukraine. Combined, these economic and geopolitical episodes took the global center stage for much of the past year, testing investors’ patience and fortitude. The persistent rout in oil prices and the dramatic strengthening of the U.S. dollar further complicated the investing landscape. Despite this challenging environment, a small handful of markets proved resilient, offering investors varying levels of positive returns. Among them, U.S. equities performed well on the back of improving economic data and more favorable consumer sentiment. A reversal of negative trends in Japan helped the Nikkei and TOPIX (“Tokyo Stock Price Index”) continue their march forward, while monetary stimulus and improving economic conditions benefitted equities in the Eurozone, as measured by the Euro STOXX 50 Index.

Though we always keep an eye on the macro backdrop while managing the Fund, we prefer to stick to our knitting as bottom-up stock pickers, focusing on individual investment opportunities. Outperformance over the past year was a result of overall sector allocation, individual stock selection across both sector and country, and the portfolio’s general currency makeup and foreign exchange (FX) hedging. From a sector allocation standpoint, a material underweight to both energy and materials stocks helped to insulate the portfolio from the broad poor performance delivered by companies in both of those sectors, while an overweight to the consumer discretionary sector helped bolster returns during the period. Individual security selection also provided some boost to performance, with stocks in healthcare and financials being particularly strong though their positive contribution to return was partially offset by negative performance from the portfolio’s holdings in industrial stocks. From a geographic perspective, individual security selection drove outperformance, with positions in the U.K., Japan, and Canada standing out as top performers over the last year. Portfolio companies domiciled in Russia, China, and Brazil detracted from returns. By far the largest source of outperformance during the year ended July 31, 2015, was a result of the active management of currency risk in what has been a particularly volatile time for foreign exchange markets. The Fund does hedge foreign currency exposures when we judge it cost effective, necessary to smooth currency volatility, and to secure local market returns. As bottom-up stock pickers, we aim first and foremost to serve our investors through fundamental equity research and constructing a portfolio designed to outperform in market upturns and especially downturns. We believe a diversified portfolio of thoroughly analyzed stocks can benefit both risk management and return potential.

For the year ended July 31, 2015, currency forwards contributed roughly 320 basis points to the overall return of the Fund and accounted for approximately 1.10% of the total portfolio allocation, on average. This was by far the largest source of outperformance during the year, a result of the active management of currency risk in what has been a particularly volatile time for foreign exchange markets. As noted previously, the Fund does hedge foreign currency exposures when we judge it cost effective, necessary to smooth currency volatility, and to secure local market returns. During the period, we entered into forward transactions in the Japanese Yen (JPY), British Pound (GBP), South Korean Won (KRW), Swiss Franc (CHF), and the euro (EUR).

Top contributors to performance during the period were Valeant Pharmaceuticals, Constellation Software, MasterCard, Allergan, and Rightmove. Valeant Pharmaceuticals (Valeant) is a multi-national specialty pharmaceutical company based in Canada. Valeant develops, manufactures and markets a broad range of pharmaceutical products primarily in the areas of eye health, dermatology, branded generics and over the counter (OTC) drugs. Valeant has a unique operating philosophy for a pharmaceutical company, whereby they are more focused on the management and operational side of the equation rather than the research and development (R&D) side, which of late has been a bad allocation of shareholder capital. Valeant focuses on acquiring undermanaged businesses and products and driving operational efficiencies through cost cutting and revenue optimization. This results in a company that is very private equity-like in its approach to managing its business. The pharmaceutical industry represents a huge opportunity for driving additional value through operational skill, as it is rather fragmented and not efficiently managed for shareholder interests. During the year Valeant reported financial results and provided guidance that continues to exceed street expectations, showing strong double digit organic growth. Furthermore, the company’s previously announced $12.5 billion acquisition of a specialty pharmaceutical company closed successfully and the U.S. Food and Drug Administration approved a key product, Xifaxan, for treatment of irritable bowel syndrome. The second major contributor was Constellation Software of Canada, a company that acquires small, diverse software companies, targeting mission-critical software providers that usually serve niche markets. Typically, these targets are too small for larger software companies or private equity firms, leaving the founders with no exit strategy other than Constellation, which often buys them at attractive valuations. Given the diversification, Constellation tends to deliver steady growth. Strong management and a robust business environment helped drive the company’s share price during the period. The third major contributor was MasterCard, one of the largest global payment networks. The transition from cash and check purchases to card-based transactions continues around

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST INTERNATIONAL EQUITY FUND

the world. It has been driving revenue growth in the low to mid teens, and better earnings growth due to the fixed-cost nature of MasterCard’s operating structure. A fourth major contributor was Allergan Plc, a global pharmaceutical company, which advanced over the period as continued optimism over the company’s merger with a peer pharmaceutical company fueled investor expectations of strong post-deal revenue growth. A good product mix and steady earnings have also contributed to the stock’s recent strength. The deal is viewed as being highly accretive to earnings over time. Finally, Rightmove Plc is an online real estate portal in the U.K. The stock had been weak as a new competitor entered the market. Rightmove’s stock bounced back after it became clear that the new competitor would have only a minor impact on Rightmove’s business. We continue to believe that Rightmove is, and will be, the dominant real estate website in the U.K.

The period’s top detractors included Galaxy Entertainment Group, Sands China Ltd, Solera Holdings, Great Wall Motor Company, and Boohoo.com. First, Galaxy Entertainment Group is a company listed on the Hong Stock exchange that owns and operates hotels and casinos in Macau through its subsidiary, Galaxy Casino S.A. The company’s principal activities include the operation of casino games and the provision of hospitality and related services in Macau. Broadly, the gaming industry in Macau has been experiencing slowing gross gaming revenues for the past several months in part due to the Chinese government’s anti-corruption crackdown which has led to negative analyst revisions and multiple contractions at the casino company. This uncertain gaming landscape combined with questionable earnings forecasts, a steady stream of negative news, and increased regulation have all contributed to downward pressure on Galaxy’s share price. In addition, an anticipated post-China New Year rebound failed to materialize, leading to analyst downgrades. Second, declining alongside Galaxy, shares of Sands China Ltd, an integrated resort developer and casino operator in Macau and a subsidiary of Las Vegas Sands Corporation, have been negatively impacted by continued core gaming weakness and regulatory headwinds in Macau. Traditionally, Solera Holdings (Solera), our third top detractor, maintains a database that shows insurance companies the cost to repair vehicles that have been in an accident. Recently, Solera has been diversifying out of this business and into other insurance-related products, such as repair shop databases or systems that relay traffic tickets to insurance companies. The reason for the stock’s weakness has been twofold. First, a slowdown in organic growth. Second, margins have fallen. Organic growth has slowed, but it hasn’t been well explained – leaving investors to believe that the latest car technology (automatic braking, back up cameras, lane departure warnings) is having a negative impact on the traditional collision repair process. The company has explained that they expect organic growth to pick up going forward. Margins have fallen due to Solera making a large number of acquisitions aimed at transitioning to these new businesses. These acquisitions have impacted its traditionally high-margin business model. We believe these margins will turn positive after the acquired businesses have been integrated into Solera’s operating systems. We continue to like the stock and believe Solera provides a valuable service to the insurance industry. Fourth, shares of Chinese automobile manufacturer Great Wall Motor Company declined during the period as overall auto sales in China have been weak in recent months, leading to weakness in the stock. Finally, Boohoo.com is an online fashion retailer based in the U.K. which focuses on fashion-minded teens and young adults, offering exclusive, yet affordable apparel. In early 2015, Boohoo announced sales growth and profitability that was materially lower than Wall Street expectations. Pre-tax profit guidance was cut by 30% based on the slower growth and margin compression.

Market volatility is a normal feature of equity investing, with news-flow and sentiment sometimes pushing stock prices in one direction or another irrationally. This can create investment opportunities. While geopolitical and global macro events are worthy of consideration, our judgments are primarily driven by risk/reward trade-offs related to individual stocks. We continue to base our investment decisions on our analysis of the soundness of a company’s business model, effectiveness of management, future prospects and most importantly, its valuation in the context of our firm-wide investment philosophy.

Thank you for investing in the Frost International Equity Fund.

The performance data quoted represents past performance; it does not guarantee future results.

The views expressed by the portfolio managers reflect their professional opinions and should not be considered buy or sell recommendations. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets generally, nor are they intended to predict the future performance of any Thornburg Investment Management account, strategy or fund.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will remain in an account’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent an account’s entire portfolio and in the aggregate may represent only a small percentage of an account’s portfolio holdings.

It should not be assumed that any of the securities transactions or holdings discussed were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

Holdings may change daily and may vary among accounts.

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST INTERNATIONAL EQUITY FUND

Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Basis Point (bp) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Tokyo Stock Price Index (TOPIX) – A capitalization-weighted index that measures stock prices on the Tokyo Stock Exchange (TSE). TOPIX is a measure of the performance of the largest companies (those in the First Section) of the TSE.

Japan’s Nikkei 225 Stock Average is the leading index of Japanese stocks. It is a price-weighted index comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange.

The EURO STOXX 50 Index, Europe’s leading Blue-chip index for the Eurozone, provides a Blue-chip representation of supersector leaders in the Eurozone. The index covers 50 stocks from 12 countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

The MSCI All Country (AC) World ex-US Index is a market capitalization weighted index representative of the market structure of 45 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim, excluding securities of United States’ issuers. The index returns reflect the reinvestment of dividends and other earnings, are net of withholding taxes, and do not include any trading costs, management fees or other expenses. Net index returns are net of withholding taxes from a Luxembourg tax perspective.

The MSCI EAFE Index is a market weighted index composed of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia and the Far East, and reflects dividends reinvested net of non-recoverable withholding tax.

Portfolio construction will have significant differences from that of a benchmark in terms of security holdings, industry weightings, asset allocations and number of positions held, all of which may contribute to performance, characteristics and volatility differences.

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST INTERNATIONAL EQUITY FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)	Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

(4)	Investor Class Shares commenced operations on June 30, 2008.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*	For periods prior to April 25, 2008 for the Institutional Class Shares and Investor Class Shares, the performance data quoted for the Fund represents past performance of the Predecessor Fund, a common trust fund managed by Frost Bank, adjusted to reflect fees and expenses borne by the Fund. The Predecessor Fund commenced operations prior to the periods shown. The earliest date for which the Predecessor Fund’s performance can be calculated applying the relevant performance standards is May 31, 2002 (“Performance Start Date”). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower. For the period April 25, 2008 to June 30, 2008, the performance for Investor Class Shares was that of the Institutional Class Shares less 12b-1 fees applicable to Investor Class Shares.

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST NATURAL RESOURCES FUND

Commodity prices declined at an accelerating pace as the fiscal year came to a close, reflecting the continued low-growth, low-inflation environment which has existed globally for several months. A stronger U.S. dollar has placed further pressure on commodity prices, with the resulting oil price decline pressuring the stock market in addition to raising doubts as to the strength of the global economy.

For the year ended July 31, 2015, the Frost Natural Resources Fund (the “Fund”) declined 34.72% for the Institutional Class Shares and 34.87% for the Investor Class Shares. The Fund’s benchmark, the S&P North American Natural Resources Index marked a decline of 29.73% over the same period. The underperformance relative to the benchmark was primarily the result of the Fund’s exposure to the equipment and services sector, and to the exploration and production segment. Positive contributors to performance included Valero Energy and Western Refining, Total SA, Monsanto, Steel Dynamics, and Core Laboratories which was an oilfield services and equipment addition late in the year. Detractors to performance included exploration and production companies Bonanza Creek, Crescent Point, and Cobalt, while oilfield service and equipment category detractors included Carbo Ceramics and Oil States International.

The managers remain cautious in the near term, though we expect to see oil prices rise to the marginal cost of production, as we believe the current price level is unsustainable. That said, we expect volatility will remain elevated, lending credence to our bias toward high-quality companies in the space.

Our approach remains consistent, as we remain focused on those companies that can navigate commodity price volatility and grow their value over the next several years. We continue to invest in those companies which have the potential to find low-cost reserves while generating strong, profitable production growth. Companies with these characteristics are often early movers in the unconventional North American shale plays, and have used strong cash flow and liquidity to drive innovation and operational efficiency.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Mutual fund investing involves risk including possible loss of principal. In addition to the normal risks associated with investing, narrowly focused investments typically exhibit higher volatility. There can be no assurance that the Fund will achieve its stated objectives.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The S&P North American Natural Resources Index is a modified-capitalization weighted equity index containing stocks selected from a universe of U.S. traded stocks, based on a set of objective screening criteria.

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST NATURAL RESOURCES FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares would be lower due to differences in fee structures.

(2)	Both Institutional Class Shares and Investor Class Shares commenced operations on September 27, 2011.

(3)	Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST CINQUE LARGE CAP BUY-WRITE EQUITY FUND

Investment Objective

The long-term investment objective of the Frost Cinque Large Cap Buy-Write Equity Fund (the “Fund”) is to seek long term capital appreciation and current income. Our investment approach draws from multiple sources of alpha:

•	Improve the long portfolio

We start with a disciplined, multi-perspective approach to stock selection and portfolio construction that may add alpha even in tough equity markets.

•	Add a second alpha stream: volatility

We translate stock market volatility into an alpha contributor using S&P 500 Index options. We have found that a risk target of 0.75 (50% S&P 500, 50% BXM)i can offer the best potential combination of maximum upside and minimum downside capture.

•	Manage to an optimal risk/return ratio

Over shorter periods, however, we can potentially add more alpha by taking on or shedding risk as our views of the market dictate. Our proprietary hedge model balances the trend of volatility with the expected return of the long portfolio, seeking to reduce drawdowns while capturing upside.ii

Using S&P 500 Index options, we expect to dial up risk by hedging less when volatility is decreasing and dial down risk by hedging more when volatility is trending higher.

•	Capture premium income

When added to dividends, option premiums may contribute to our annual income goals.iii Income and capital appreciation do not have to be mutually exclusive.

Over a full market cycle, this strategy may allow us to improve on the long-only portfolio by taking more of the market’s upside than we give up on the downside.

Performance Update

As of 07/31/2015

Performance	2015 YTD	1 Year	2Q2015	1Q2015	2014	2013	Inception[3]
Frost Cinque Large Cap Buy-Write Equity Fund, Institutional Class Shares[1]	3.76%	7.06%	0.11%	1.56%	9.01%	20.33%	12.46%
Policy Benchmark[2]	4.96%	9.03%	1.11%	1.34%	9.64%	22.52%	14.08%
CBOE S&P 500 BuyWrite Index	6.57%	6.77%	1.94%	1.69%	5.64%	13.26%	9.60%
S&P 500	3.35%	11.21%	0.28%	0.95%	13.69%	32.39%	18.63%
MorningStar Long/Short Equity	1.62%	2.61%	-0.43%	1.22%	2.72%	14.64%	7.26%

Past performance is no guarantee of future results. These results should not be interpreted as indicative of the future performance of the Cinque Partners Strategy. Indicated returns are composite returns and are for informational purposes only. Composite data is based on a composite of all accounts with identical strategy managed by Cinque Partners for the referenced period, including accounts managed by the Cinque Partners investment team prior to formation of Cinque Partners. Cinque Partners is comprised of the identical investment team that has been managing such accounts since their inception and the investment strategy of such accounts remains the same. There is no guarantee similar investments will be available in the future. This presentation is not intended to be used, in and of itself, to determine which securities to buy or sell. The Composite and the Policy Benchmark are not investable, nor are the referenced indices. Please see the Disclosures section for information regarding the use of indices, including those that make up the Policy Benchmark.

Notes:

1.	Net of management fee.

2.	Policy Benchmark is based on 50% BXM Buy-Write Index and 50% S&P 500 Index to reflect a passive strategy with maximum written 50% on notional value.

3.	Indicated returns are annualized for each of Cinque Partners composite, Policy Benchmark, BXM Index and S&P500 Index, for the period from inception of the first accounts invested using the Cinque Partners Large Cap Core Equity strategy on 1/1/2005.

Source: FactSet, Morgan Stanley, MorningStar and PSN. The Composite, the Policy Benchmark and the referenced indices are subject to change. The views discussed herein are not intended to constitute investment advice with respect to the particular investment strategy referenced or the Policy Benchmark, nor a recommendation to purchase or sell any investment. No levels

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST CINQUE LARGE CAP BUY-WRITE EQUITY FUND

of dividends or income can be expected. Returns include reinvestment of dividends and option premiums. There can be no assurance that any strategy, account, index, the Composite or the Policy Benchmark will be able to implement its investment strategy, achieve its objectives or avoid substantial losses.

3/ 31/ 2015

5 Largest Stock Holdings
Name	Portfolio %	Cumulative %
CVS HEALTH CORP	3.07%	3.1%
WALGREENS BOOTS ALLIANCE INC	2.25%	5.3%
TRAVELERS COS INC	2.05%	7.4%
GENERAL ELECTRIC CO	2.02%	9.4%
VALERO ENERGY CORP	1.93%	11.3%

7/ 31/ 2015

5 Largest Stock Holdings
Name	Portfolio %	Cumulative %
CVS HEALTH CORP	3.82%	3.8%
WALGREENS BOOTS ALLIANCE INC	2.76%	6.6%
TRAVELERS COS INC	2.55%	9.1%
AT&T Inc.	2.47%	11.6%
WALT DISNEY COMPANY	2.19%	13.8%

Source: FactSet. Inclusion of these securities is not intended to constitute investment advice with respect to the particular securities referenced, nor a recommendation to purchase or sell these or any investment. The holdings and allocations are subject to change.

Second Quarter Review

The S&P 500 went nowhere fast in the second quarter, rising +3.20% through June 23, only to give most of the performance back in the last few trading sessions and returning only +0.28% for the period.

Meanwhile the VIX index stayed subdued until June 29 when the volatility index spiked over 34%, placing it on the top 10 list of the largest one day increase since 1994 (source: CBOE).

Year-to-date the Cinque Partners strategy outperformed the S&P 500 and underperformed its Policy Benchmark net of fees. The relative setback when compared to our Policy Benchmark can be explained by the underperformance of out-of-the money index call options. Rather than simply selling the benchmark’s at-the-money strike on the monthly reset date, we select a combination of options which, when the strategy is repeated over time, should perform better than a simple benchmark replication strategy. By including out-of-the-money call options in our strategy our goal is to balance the benefits of collecting larger premiums and capturing a larger share of the market upside.

Since inception, our strategy, net of fees, is in line with our policy benchmark. Importantly, it does so with less volatility as expressed by the standard deviation of monthly returns.

10 Dates on Which VIX Index Moved more than 34%

1	4-Feb-1994	41.9%
2	27-Oct-1997	34.3%
3	27-Feb-2007	64.2%
4	29-Sep-2008	34.5%
5	4-Aug-2011	35.4%
6	8-Aug-2011	50.0%
7	18-Aug-2011	35.1%
8	25-Feb-2013	34.0%
9	15-Apr-2013	43.2%
10	29-Jun-2015	34.5%

Source: CBOE. The CBOE VIX index is not intended to be investable or otherwise be used, in and of itself, to determine which securities to buy or sell. It is merely a quantitative tool used by Cinque Partners to inform decisions about investor sentiment and market volatility. There is no guarantee that similar investments will be available in the future. Past performance is no guarantee of future results. For additional information about the referenced indices please see the attached Disclosures.

A Greek Tragedy

The events happening in Greece clearly weigh heavily on the minds of European investors. While the U.S. market’s implied volatility remains fairly low compared to historical average, the same cannot be said about the Euro Stoxx and German DAX indices. Both indices’ implied volatility readings are near an all-time high relative to their U.S. counterpart.

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST CINQUE LARGE CAP BUY-WRITE EQUITY FUND

Even though, as of this writing, Greece seem to have agreed to a new set of austerity measures, one should not expect the turmoil to be over. The recent Greek referendum clearly showed that Greek citizens rejected those measures and it is unlikely that any new deal with the rest of Europe will be quietly accepted by the people.

At the same time, Far-East Asian stock markets are experiencing a sharp pullback, forcing Beijing to close trading on more than half of the securities on the exchange in what could be qualified as an overreaction from the Chinese government considering the index is still up about 80% over the last 12 months.

Closer to our shores, we continue to see signs of growing investor concerns. The Put/Call ratio on VIX options has been decreasing since the beginning of the year indicating that option traders appear to expect volatility to rise. As a reminder, VIX and the U.S. stock market are usually negatively correlated and when one increases the other one usually falls.

Additionally, the ratio of implied volatility on 10% out-of-the-money index put options to 10% out-of-the money call options (aka: skew) has risen near the top decile of the last five years. More simply stated, option investors are willing to pay more for downside protection than for upside capture, indicating that maybe complacency is starting to take a back seat.

Yield Replacement in a Low Interest Rate Environment

By now, most investors expect the Fed to start raising interest rates within the next 12 months. Whatever the timing may be, it will most likely be a very gradual process and yields could stay low for an extended period of time.

The Fed’s bond buying program has essentially pushed Treasury yields down to zero on an inflation-adjusted basis and high-grade corporate debt is only doing marginally better. Recent research by JP Morgan points to a much faster increase in demand for corporate bonds than the supply will be able to satisfy over the next 5 years. The combination of an overcrowded space in the investable grade area and a reach for higher yields could push investor into the realms of high-yield debt.

The question then becomes: is there an alternative to this crowded space? We think so. Option premiums can vary quite a bit from month to month and depending on the direction of the market there is no guarantee that a seller of options will be able to keep all or any of the premiums collected. Over time, however, there is a growing body of research showing that not only can option strategies help mitigate or modify the risk and return characteristics of a portfolio; they can also serve as a means to potentially enhance income.

AON Hewitt recently published the results of their research on the value of simple option strategies and concludes that when considering 15 year rolling periods from January 1990 to December 2014, not only did option related strategies never underperform long only strategies but the equity insurance risk premium (on put options) contributed to better risk adjusted returns over longer periods time.

Past performance is no indication of future results. Index returns are presented for comparative purposes only. The returns are unmanaged and do not reflect the deduction of any fees or expenses. You cannot invest directly in an index. Includes reinvestment of dividends and capital gains.

Understandably, AON focuses on more simple “rules-based” strategies as they are easier to replicate from a historical perspective. However, we take a slightly more dynamic stance when it comes to managing the options component of our overall equity strategy. First we look at volatility relative to a market benchmark rather than a simple standard deviation. Then, based on our work relative to market return and volatility expectations, we can allow the options adjusted beta of the overall portfolio to float between 0.65, in more volatile environments, and 0.85 when we expect the market to perform better. Over the long term we target a beta of 0.75.

Finally, with that goal in mind each month we consider 400 possible Put and Call option permutations and, through a rigorous proprietary selection process, winnow down the universe to the combinations which we believe, when repeated monthly over a full market cycle, may provide the best upside/downside capture profile and will enhance income.

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DISCLOSURES (Unaudited)

All investments in securities involve a risk of loss of capital and no guarantee or representation can be made that an investment will generate profits or that an investment will not incur loss of invested capital.

Options carry a high level of risk and are not suitable for all investors. While an investment in options may provide an investor the opportunity to earn profits while limiting risk of loss, an option holder runs the risk of losing the entire amount paid for the option in a relatively short period of time. An option writer may be assigned an exercise at any time during the period the option is exercisable. The writer of a covered call forgoes the opportunity to benefit from the increase in value of the underlying interest above the option price, but continues to bear the risk of a decline in the value of the underlying interest. The writer of a put option bears a risk of loss if the value of the underlying interest declines below the exercise price, and such loss could be substantial if the decline is significant.

Past performance does not indicate future results. There can be no assurance that the investment objectives of any account or fund managed by Cinque Partners LLC will be achieved or that its historical performance is indicative of the performance it will achieve in the future. Individual investor performance may differ based on date of investment, security availability and price, and actual fees paid. The value or income associated with a security may fluctuate. Investments discussed in the presentation may be unsuitable for some investors depending on their specific investment objectives and financial position.

This document is not a solicitation for investment. This report is strictly confidential and is intended solely for the information of the person to whom it was delivered. It may not be reproduced or redistributed in whole or in part, nor may its contents be disclosed to any other person under any circumstances.

The Cinque Partners strategy uses option sales, both covered call writing and collateralized put writing, in an effort to generate income and manage risk, as well as support the rebalancing of the underlying long equity portfolio. From a portfolio perspective, The Cinque Partners policy target is to be 50% written. A combination of calls and puts is utilized to seek to achieve this policy target based on meeting specific criteria for the alignment of strike and target prices along with requirements for static returns, if-exercised returns and probability of exercise. No investment strategy can guarantee investment returns or eliminate risk.

No Warranty. Cinque Partners LLC does not warrant the accuracy, adequacy, completeness, timeliness or availability of any information provided by third-parties. Nothing in this report is intended by Cinque Partners LLC to be the giving of investment advice to any single investor or group or investors and no investor should reply upon or make any investment decision based on the contents of this article. This article is not intended to be used in connection with the offering for purchase or sale of any security. Cinque Partners LLC makes no representation as to the appropriateness of the strategies discussed herein for any investor.

The views discussed herein with respect to specific securities, indices and markets are not intended to constitute investment advice with respect to same and should not be considered a recommendation to buy or sell any particular security. Ciqnue Partners is registered as an investment adviser with the U.S. Securities Exchange Commission.

Indices. The indices and benchmarks shown are for comparison purposes and are unmanaged and are not available for investment. The methodologies for any indices referenced herein are the property of the respective owners of the relevant index and may be covered by one or more patents or pending patent applications. Their performance returns do not reflect the deduction of any advisory fees or commissions.

S&P 500 Index: An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

CBOE S&P 500 BuyWrite Index: A passive total return index based on selling the near-term, at-the-money S&P 500 Index (SPX) call option against the S&P 500 stock index portfolio each month, on the day the current contract expires.

VIX: The Chicago Board of Options Exchange (CBOE) Volatility Index shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. This volatility is meant to be forward-looking and is calculated from both calls and puts. The VIX is a widely-used measure of market risk and is often referred to as the “investor fear gauge”. Please see Important Information section for important disclosures regarding the use of indices.

At-The-Money Option Contracts: An option with a strike price that is equal, or approximately equal, to the current market price of the underlying asset.

Out of the Money Option Contracts: A call option with a strike price that is higher than the market price of the underlying asset, or a put option with a strike price that is lower than the market price of the underlying asset.

Alpha: A measure of performance on a risk-adjusted basis. The excess return of the fund relative to the return of the benchmark index is a fund’s alpha.

Standard deviation: Also known as historical volatility and is used by investors as a gauge for the amount of expected volatility. Standard deviation is calculated as the square root of variance.

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DISCLOSURES (Unaudited) (Continued)

Upside/Downside Capture: These ratios show investors whether a given investment vehicle has outperformed—gained more or lost less than—a broad market benchmark during periods of market strength and weakness, and by how much.

Beta: A measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

Correlation: A statistical measure of how two securities move in relation to each other.

Investment and Insurance Products:
▶ Are Not insured by the FDIC or any other federal government agency	▶ Are Not deposits of or guaranteed by the Bank or any affiliate	▶ May Lose Value

[i]	CBOE S&P 500 BuyWrite Index (BXM) is a passive total return index based on buying an S&P 500 stock index portfolio, and “writing” (or selling) the near-term at the money S&P 500 Index (SPXSM) “covered” call option.

ii	For additional information and views regarding equilibrium based approach, please see Litterman 2003.

iii	No levels of distributions can be expected. There can be no assurance that this or any strategy, account, or the Benchmark will be able to implement its investment objective or avoid substantial losses.

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST CINQUE LARGE CAP BUY-WRITE EQUITY FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares would be lower due to differences in fee structures.

(2)	Both Institutional Class Shares and Investor Class Shares commenced operations on December 3, 2012.

(3)	Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST ALLOCATION FUNDS

Asset Allocation Funds Commentary Fiscal Year Ended July 31, 2015

Market Review

The summer of 2014 ended with the beginning process of discounting a less accommodative stance by the Federal Reserve (the “Fed”). This, mixed with what appeared to be more economic slowing in Europe, had a strong effect on markets as investors generally moved to less volatile asset classes, a total reversal of much of 2014. The US continued to make fundamental progress due to strong employment gains and falling oil prices and their attendant benefit for consumers. Market volatility increased as the weather cooled and a rather dramatic sell off was experienced as the S&P 500 Index went through a near 10% pull back heading into late October. This proved to be transitory as solid corporate earnings reports provided fundamental support and more volatile domestic sectors then outperformed large caps into the end 2014. At the same time, inflation risk subsided due to weak commodity prices and slowing global economies, leading to longer-dated fixed income outperforming the overall bond markets. The strong US economy and relatively weak international recovery continued as did the strengthening of the US dollar. Domestic investors experienced negative returns across international allocations and 2014 ended with little change in the managers’ outlook for the strength of the US consumer due to strong employment trends and falling oil prices.

The perception of the Fed’s 2015 January announcement that a rate hike would occur later in the year helped sentiment and resulted in a generally positive start to the year as domestic large cap equities lagged more aggressive small caps and international markets, even with a stronger US Dollar. The push back of a rate increase also helped the bond market remain positive, although international fixed income investors could not overcome the US Dollar trends and began the year with negative returns. In general, it was at this point that equity market dispersion began to occur – a positive development for diversified portfolios. It was also at this point that the team began increasing equity exposure to Small/Mid-Cap and international equity allocations. This was a prescient move in the short term as developed markets generated modest outperformance due to selective progress in parts of the continent, even while dealing with the Greek issue. In contrast, the Chinese equity market rose over 30% to start the second quarter of 2015, only to fall 20% from its peak, underscoring its inherent volatility – or government manipulation depending on your view point. Most importantly at this point, the US labor markets did not weaken, while housing and business sentiment cooperated as well. However, the offset to strong economic fundamentals was that the markets began to believe that a rate increase could occur as early as September. This realization caused an increase in equity volatility and underperformance of riskier markets, including the increased Small/Mid-Cap and international allocations for the funds.

The fiscal year ended July 31, 2015 in similar fashion as previous years, with the domestic stock and bond markets outperforming with positive returns versus their international counterparts with negative returns. For the twelve month period ended July 31, 2015, domestic equities as reflected in the S&P 500 Index had the best performance, returning 11.21% vs. international equities as defined by the MSCI All Country World ex-US Index returned -4.57%. With respect to fixed income markets, the Barclays US Aggregate Bond Index still returned a positive 2.82%, substantially above international fixed income markets as reflected in the Barclays Global Aggregate ex-USD Index that returned a -12.13%.

Performance Review

The Frost Conservative Allocation Fund

For the year ended July 31, 2015, the Frost Conservative Allocation Fund (the “Fund”) had a total return of 2.29% versus 3.17% for its benchmark, a combination of 51% Barclays US Aggregate Bond Index, 9% Barclays Global Aggregate ex-USD Index, 30% S&P 500 Index, and 10% MSCI All Country World ex-US Index. The Fund’s underperformance can primarily be attributed to fixed income allocations shaded towards shorter duration exposures and underperformance versus the Barclays US Aggregate Bond Index. International equity exposures also weighed somewhat on the Fund over the past year.

The Frost Moderate Allocation Fund

For the year ended July 31, 2015, the Frost Moderate Allocation Fund (the “Fund”), Institutional Class Shares and Investor Class Shares had a total return of 4.29% and 4.05%, respectively, versus 4.50% for its benchmark, a combination of 34% Barclays US Aggregate Bond Index, 6% Barclays Global Aggregate ex-USD Index, 45% S&P 500 Index, and 15% MSCI All Country World ex-US Index. The Fund’s underperformance was due to equity allocations to natural resources and international emerging market equity positions that were somewhat offset by positive performance from domestic large cap active managers.

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST ALLOCATION FUNDS

The Frost Aggressive Allocation Fund

For the year ended July 31, 2015, the Frost Aggressive Allocation Fund (the “Fund”) had a total return of 4.40% versus 5.82% for its benchmark, a combination of 17% Barclays US Aggregate Bond Index, 3% Barclays Global Aggregate ex-USD Index, 60% S&P 500 Index, and 20% MSCI All Country World ex-US Index. The Fund’s underperformance can also be attributed to equity allocations that were diversified away from domestic large caps, primarily natural resources and emerging markets. Small/Mid-Cap allocations also weighed in part on this Fund.

Outlook

The managers believe that as we push into the later stages of 2015, continued improving employment fundamentals will lead to an environment where the Fed will raise interest rates. This will probably lead to more volatility in the near term rather than less. The asset allocation funds are being positioned to reflect this outlook through the short term market moves. We have not changed our outlook that select international markets are more interesting than they have been in the past. We continue to look toward international opportunities, increasing diversification away from domestic large caps in the coming periods for the long term investor.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Mutual fund investing involves risk including possible loss of principal. There can be no assurance that the Fund will achieve its stated objectives. The Fund is subject to the risks and expenses of its underlying investments, including those related to investments in exchange-traded products, small- and mid-cap companies, REITS, options, and bonds. Though hedging activities, including option collar hedges, may assist in reducing tail, or extreme volatility risk, there is no assurance that hedges will protect against significant, unforeseen market risks. The establishment of hedges, including embedded hedge strategies in liquid alternative investment products, may well reduce or cap potential upside gains. Collar is an options strategy that attempts to limit the range of possible positive and negative returns on an underlying stock and can be established by holding shares of an underlying stock, purchasing a protective put, and writing a covered call on that stock.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

The MSCI All Country (AC) World ex-US Index is a market capitalization weighted index representative of the market structure of 45 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim, excluding securities of United States’ issuers. The index returns reflect the reinvestment of dividends and other earnings, are net of withholding taxes, and do not include any trading costs, management fees or other expenses. Net index returns are net of withholding taxes from a Luxembourg tax perspective.

The Barclays US Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage passthrough securities and asset-backed securities.

The Barclays Capital Global Aggregate ex U.S. Dollar Bond Index tracks investment grade government, corporate, agency, and mortgage related bonds in markets outside the U.S.

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST CONSERVATIVE ALLOCATION FUND

Growth of a $10,000 Investment

(1)	Investor Class Shares commenced operations on January 7, 2011.

(2)	Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST MODERATE ALLOCATION FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares would be lower due to differences in fee structures.

(2)	Both Institutional Class Shares and Investor Class Shares commenced operations on June 30, 2008.

(3)	Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*	For periods prior to June 30, 2008 for both the Institutional Class Shares and the Investor Class shares, the performance data quoted for the Fund represents past performance of the Predecessor Fund, a common trust fund managed by Frost Bank, adjusted to reflect fees and expenses borne by the Fund. The Predecessor Fund commenced operations prior to the periods shown. The earliest date for which the Predecessor Fund’s performance can be calculated applying the relevant performance standards is July 31, 2006 (“Performance Start Date”). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST AGGRESSIVE ALLOCATION FUND

Growth of a $10,000 Investment

(1)	Investor Class Shares commenced operations on May 19, 2014.

(2)	Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST TOTAL RETURN BOND FUND

Fund results

During the year ended July 31, 2015, the Frost Total Return Bond Fund (the “Fund”) produced a total return of 1.58% (Institutional Class Shares) and 1.33% (Investor Class Shares) versus 2.82%% for its benchmark index, the Barclays US Aggregate Bond Index.

Strategic impact

The following factors impacted returns for the period:

•	The Fund was positioned throughout the year to produce a higher level of interest income relative to its benchmark in anticipation that income generation would be a material component of total return over the period. As such, the Fund did produce a consistently higher level of income than the benchmark over the course of the year;

•	The Fund’s average maturities and duration were less than the benchmark throughout the period. The Fund’s duration was maintained between 3.4 and 4 in the period, which was below that of the benchmark. This duration position was a slight detractor to performance for the Fund relative to the benchmark during the year;

•	Related to the Fund’s interest rate position, the Fund was positioned throughout the year with an underweight to the long-end of the yield curve. The yield curve flattened somewhat during the year, with the long-end outperforming and short-end underperforming. This also slightly detracted from the Fund’s performance relative to the benchmark

•	The Fund was overweight the credit markets throughout the entire year. This detracted from performance, as US government sectors delivered better returns than most credit sectors during the year;

•	The Fund began the year with an underweight allocation to the energy sector due to relative value considerations. The Fund began to increase its allocation to the sector in the first half of the year as it began to underperform in conjunction with the decline in oil and commodity valuations. The Fund ended the year with an overweight allocation to energy. When all was said and done, the Fund’s gradual increase in its energy exposure detracted somewhat from performance as the sector underperformed;

•	The Fund was overweight the loan market, holding approximately a 10% allocation to the Collateralized Loan Obligations (“CLO”) sector. This allocation aided returns for the period.

Portfolio strategy and outlook

We expect to keep the Fund’s interest rate profile positioned defensively, in anticipation of somewhat higher interest rates in the future. We are emphasizing a barbell strategy for the Fund, maintaining overweight allocations to the 6 to 7 year fixed rate maturity bonds and to bonds with very low duration, such as the floating rate coupon sector and agency mortgage interest only strips, which have zero or even negative duration profiles. We believe volatility will increase over the next year and will tactically increase or decrease the Fund’s interest rate position over shorter periods to take advantage of the increase in volatility. With yields at their present levels, we believe active management of the Fund’s interest rate profile is a necessity in order to successfully navigate this period. We may tactically increase the duration of the Fund for a short time, but we expect to keep the overall profile of the Fund’s interest rate risk lower than that of the benchmark, as we think a move higher in yields sometime during the next several quarters is a likely outcome, posing a risk to bond valuations.

We believe most credit sectors will outperform government bonds over the next year, but not the same extent seen in previous years of this current economic recovery. We plan to maintain the Fund’s allocation to the lower quality credit sectors, rotating into and out of individual holdings or sectors that offer positive relative value. Within the Fund’s corporate bond sector we expect to maintain an overweight to energy exposure due to relative value considerations. While this allocation is certainly more volatile than other sectors currently, we are maintaining this position because we expect these bonds to contribute over the long term. The Fund at year end held a 7% allocation to the energy sector, which was a 50% increase compared to year-end 2014 calendar year. As energy continues to be materially out of favor, and relatively cheap compared to other sectors, we look toward increasing the Fund’s exposure to this sector with a focus on return generation over a longer investment horizon.

The Fund’s allocation to the Commercial Mortgage Backed Securities (“CMBS”) sector is likely to continue to be larger than the benchmark weight, as this sector continues to have attractive relative value opportunities in our view. However, the CMBS allocation is slowly decreasing, primarily because securities we have held for numerous years are beginning to mature and the new opportunities in this sector do not offer as much relative value in our estimation compared to our holdings that are maturing.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST TOTAL RETURN BOND FUND

We continue to use this sector as a way to increase the income generated for the Fund, as many individual securities in this sector pay coupons between 5% and 6%. Regarding the Fund’s loan exposure, CLO allocation finished the year at 11%. We increased the Fund’s allocation to CLOs in order to add floating rate coupon and low duration securities to the Fund. While this sector is historically highly correlated to the high yield market, and more volatile when compared to many other asset-backed securities sectors, we view the CLO sector as offering some of the best relative value opportunities currently.

We have maintained our allocation to the Treasury sector at about 25%. The main reasons for this allocation trend are twofold; first, as we slowly reduce the Fund’s individual holdings in the lower credit quality sectors due to current high valuations, US government securities are where we are reinvesting the proceeds. Secondly, as mentioned above, real yields on US Treasuries have increased and become positive. So US Treasuries have seen improvement in their relative valuation metrics recently, even though admittedly they remain fairly low.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

The Barclays US Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage passthrough securities and asset-backed securities.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST TOTAL RETURN BOND FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)	Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

(4)	Investor Class Shares commenced operations on June 30, 2008.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*	For periods prior to April 25, 2008 for the Institutional Class Shares and Investor Class Shares, the performance data quoted for the Fund represents past performance of the Predecessor Fund, a common trust fund managed by Frost Bank, adjusted to reflect fees and expenses borne by the Fund. The Predecessor Fund commenced operations prior to the periods shown. The earliest date for which the Predecessor Fund’s performance can be calculated applying the relevant performance standards is May 31, 2002 (“Performance Start Date”). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower. For the period April 25, 2008 to June 30, 2008, the performance for Investor Class Shares was that of the Institutional Class Shares less 12b-1 fees applicable to Investor Class Shares.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST TOTAL RETURN BOND FUND

Bond Credit Quality as of July 31, 2015

Credit Rating(1)	Percentage of Total Investments
AAA	3%
AA	3%
A	13%
BBB	25%
BB	7%
B	4%
CCC	3%
Government	15%
Treasuries	24%
Treasury Inflationary Protection Securities	1%
Not Rated	2%

(1)	The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or more of the four major nationally recognized statistical rating organizations (“NRSRO”). These four NRSRO’s currently are Standard & Poor’s, Moody’s, Fitch, and DBRS. When a security is rated by more than one NRSRO, the highest rating is used. These credit quality ratings are shown without regard to gradations within a given rating category.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST CREDIT FUND

Fund results

During the year ended July 31, 2015, the Frost Credit Fund (the “Fund”) produced a total return of 1.45% (Institutional Class Shares) and 1.19% (Investor Class Shares) versus 1.02% for its blended benchmark, a 50/50 weighting of the Barclays US Credit & Barclays US Corporate High Yield Bond Indices.

Strategic impact

The following factors contributed to returns during the year:

•	The Fund was meaningfully underweight the investment grade corporate sector, which materially underperformed the high yield sector in the quarter aided to relative performance compared to the benchmark;

•	The Fund held on average a 30% allocation to the Collateralized Loan Obligation (“CLO”) sector and the Fund’s holdings in this area materially outperformed during the year;

•	The Fund’s interest rate profile was kept materially below that of the benchmark in the quarter. This aided to the Fund’s performance relative to the benchmark as interest rates increased in the period;

•	The Fund held one individual Commercial Mortgage Back Securities (“CMBS”) holding that materially underperformed due to security specific reasons.

Portfolio strategy and outlook

The Fund is positioned aggressively from a credit-risk allocation perspective. We expect the high yield sector to outperform the investment grade rated sectors, and we are focused on generating meaningful income at this time. As a result the Fund is overweight the below investment grade rated sector (85%) and underweight the investment grade sector (15%). A significant allocation of the Fund’s high yield sector is in the securitized assets. We believe volatility in the corporate bond sector will continue to increase early next year, continuing the trend beginning early in 2015. We look for the securitized sectors to continue to outperform the high yield corporate sector as volatility increases and as exchange traded funds begin to see investor outflows, similar to what was seen in 2013.

The fund finished the quarter with a 12% allocation to CMBS and 31% allocation to CLO. All of the fund’s CLO holdings have floating rate coupons, which the Fund is using to reduce overall interest rate risk position. The Fund’s allocation to the CMBS sector is based on relative value assessments, and is positioned to increase the income of the Fund. The Fund finished the quarter with a 38% allocation to the corporate sector including; financials, construction, energy, telecommunication, healthcare homebuilding and gaming. This represented approximately no change in the quarter to this sector. This increase was primarily driven by the significant underperformance in the high yield corporate sector during the 2nd half of 2014, leading to more attractive valuation opportunities early this year. The largest industry allocation at the end of the quarter was financials at approximately 9%.

The interest rate position of the Fund is positioned defensively, with the effective duration at the end of the year at approximately 2%. We expect to remain defensive from an interest rate perspective for the Fund, and to adopt a more aggressive position from a credit allocation perspective.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be reduced. There can be no assurance that the Adviser will continue to waive fees.

Mutual fund investing involves risk including possible loss of principal. Bond and bond funds are subject to interest rate risk and will decline in value as interest rates rise. Mortgage-backed securities are subject to prepayment risk and extension risk and therefore react differently to changes in interest rates than other bonds. Small movements in interest rates quickly and significantly reduce the value of certain mortgage-backed securities. There can be no assurance that the Fund will achieve its stated objective.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST CREDIT FUND

CLO – Collaterized Loan Obligations are a type of asset-backed securities whereby payments from multiple middle market sized business loans pooled together and passed on to bond holders as security collateral. The actual loans used as collateral in a CLO are generally multi-million dollar loans called syndicated loans and are typically originally lent by a bank or other financial institution.

Effective Duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change.

The Barclays US Credit Index is designed to track the performance of a hypothetical buy write strategy on the S&P 500 Index.

The Barclays US Corporate High Yield Bond Index is a market value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST CREDIT FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares would be lower due to differences in fee structures.

(2)	Both Institutional Class Shares and Investor Class Shares commenced operations on December 3, 2012.

(3)	Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST CREDIT FUND

Bond Credit Quality as of July 31, 2015

Credit Rating(1)	Percentage of Total Investments
A	2%
BBB	14%
BB	63%
B	16%
CCC	1%
Cash	2%
Not Rated	2%

(1)	The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or more of the four major nationally recognized statistical rating organizations (“NRSRO”). These four NRSRO’s currently are Standard & Poor’s, Moody’s, Fitch, and DBRS. When a security is rated by more than one NRSRO, the highest rating is used. These credit quality ratings are shown without regard to gradations within a given rating category.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST LOW DURATION BOND FUND

Fund results

During the year ended July 31, 2015, the Frost Low Duration Bond Fund (the “Fund”) produced a total return of 1.30% (Institutional Class Shares) and 1.05% (Investor Class Shares) versus 1.68% for its benchmark index, the Barclays 1-5 Year US Government/Credit Bond Index.

Strategic impact

The following factors contributed to returns for the period:

•	The Fund’s Commercial Mortgage Backed Securities (“CMBS”) holdings delivered meaningfully better returns than the benchmark;

•	The Fund’s Corporate sector holdings delivered better returns than the overall benchmark, benefitted largely by their floating rate coupons, as fixed rate coupon corporate bonds generally underperformed in the investment grade sector;

•	The Fund average duration profile did not have a meaningful impact either positively or negatively as interest rates on the shorter-end of the yield curve remained largely unchanged over the course of the year.

Portfolio strategy and outlook

Throughout the year the Fund was positioned defensively in its interest rate risk profile, overweight the credit sectors, such as corporate bonds and asset-backed securities, underweight US government sectors, such as US Treasury bonds. The Fund continued to hold a meaningful allocation to US Agency MBS with floating rate coupons as substitutes for US Treasury bonds. The Fund’s average credit rating using a composite of external credit rating firms finished the year at approximately “A+“, largely in line with that of the benchmark.

We hold the view that the next year will be largely dominated by Fed monetary policy for the short end of the yield curve. It is our belief the Fed will lift the federal funds rate during the next year. This will likely result in US Treasury yields for less than five year maturities increasing, and consequently returns for shorter-maturity, fixed rate coupon bonds are likely to underperform over the next year. We plan to maintain the Fund’s allocation to bonds with floating rate coupons, which should perform better relative to fixed rate securities as the Fed begins to lift money market rates later this year or next.

Historically we have maintained the duration of the Fund within plus or minus 1% of that of its benchmark, with few exceptions. However, in this current environment we have made the decision to allow the Fund’s duration to move below 1% of the benchmark for some period of time until the current market environment changes. Our decision is reliant on the fact that yields on the short-end of the yield curve are back down to very low levels (the three-year US Treasury Note yield finished back below 1% at the end of the fiscal year) and, as discussed already, our expectation is for the Fed to lift money market rates for the first time in a decade. With this environment and outlook we find better investment opportunities in floating rate securities with very low duration risk. This allocation has resulted in the Fund’s overall duration declining below 1% of the benchmark.

We hold the view that most investment grade rated credit sectors should continue to outperform most government bonds for maturities under five years, which should result in the Fund continuing to maintain an underweight position in government securities over the next year. We are focused on maximizing the income that the fund creates, while maintaining the interest rate risk profile of the fund as conservatively as possible.

As far as credit sector allocations are concerned, we continue to maintain an underweight allocation to the corporate sector, and an overweight to the securitized sectors via the use of Asset-Backed and Commercial Mortgage-Backed securities. We are maintaining these allocations as a result of our assessment of relative valuation considerations between the corporate and securitized sectors.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST LOW DURATION BOND FUND

Investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be reduced. There can be no assurance that the Advisor will continue to waive fees.

Mutual fund investing involves risk including possible loss of principal. Bond and bond funds are subject to interest rate risk and will decline in value as interest rates rise. Mortgage-backed securities are subject to prepayment risk and extension risk and therefore react differently to changes in interest rates than other bonds. Small movements in interest rates quickly and significantly reduce the value of certain mortgage-backed securities. There can be no assurance that the Fund will achieve its stated objective.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The Barclays 1-5 Year US Government/Credit Index is comprised of Treasuries, Government related issues, US dollar corporate securities, and specified foreign debentures and secured notes that have remaining maturities of more than one year but less than five years.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST LOW DURATION BOND FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)	Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

(4)	Investor Class Shares commenced operations on June 30, 2008.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*	For periods prior to April 25, 2008 for the Institutional Class Shares and Investor Class Shares, the performance data quoted for the Fund represents past performance of the Predecessor Fund, a common trust fund managed by Frost Bank, adjusted to reflect fees and expenses borne by the Fund. The Predecessor Fund commenced operations prior to the periods shown. The earliest date for which the Predecessor Fund’s performance can be calculated applying the relevant performance standards is May 31, 2002 (“Performance Start Date”). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower. For the period April 25, 2008 to June 30, 2008, the performance for Investor Class Shares was that of the Institutional Class Shares less 12b-1 fees applicable to Investor Class Shares.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST LOW DURATION BOND FUND

Bond Credit Quality as of July 31, 2015

Credit Rating(1)	Percentage of Total Investments
AAA	21%
AA	12%
A	11%
BBB	18%
Government	10%
Treasuries	27%
Cash	1%

(1)	The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or more of the four major nationally recognized statistical rating organizations (“NRSRO”). These four NRSRO’s currently are Standard & Poor’s, Moody’s, Fitch, and DBRS. When a security is rated by more than one NRSRO, the highest rating is used. These credit quality ratings are shown without regard to gradations within a given rating category.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST MUNICIPAL BOND FUND

Fund results

During the year ended July 31, 2015, the Frost Municipal Bond Fund (the “Fund”) produced a total return of 2.52% (Institutional Class Shares) and 2.16% (Investor Class Shares) versus 3.56% for its benchmark index, the Barclays Municipal Bond Index.

Strategic impact

The following factors contributed to returns for the year:

•	The Fund’s average maturities and duration were less than the benchmark. This defensive interest rate position detracted from the Fund’s performance relative to the benchmark, as interest rates across most of the yield curve decreased in the year. In particular, the Fund was approximately 25% underweight the 10 year plus maturity sector and this led to the majority of the relative underperformance to the benchmark, as the 20 plus year maturity securities delivered the best returns in tax-exempt municipal bond sector;

•	The Fund held approximately a 1% allocation to several Puerto Rico credits throughout the year. This allocation detracted slightly from the Fund’s absolute level of performance, but helped its relative performance as the benchmark index held a higher allocation to Puerto Rico.

Portfolio strategy and outlook

We expect to keep the Fund’s average maturity and duration profile positioned for higher interest rates over the next several years. Broadly speaking, yields on tax-exempt high quality municipal bonds are at historic lows. We judge the risk-return profile for taking meaningful amounts of interest rate risk within the municipal market as inadequate. With our view that yields on US Treasury securities will move slowly higher, we prefer to limit the Fund’s allocation to longer-maturity bonds and to maintain a relatively conservative duration profile. We also are only selectively adding to lower credit quality bonds. The Fund will continue to hold and invest in material allocation to securities domiciled from Texas issuers.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be reduced. There can be no assurance that the Adviser will continue to waive fees.

Mutual fund investing involves risk including possible loss of principal. Bond and bond funds are subject to interest rate risk and will decline in value as interest rates rise. Mortgage-backed securities are subject to prepayment risk and extension risk and therefore react differently to changes in interest rates than other bonds. Small movements in interest rates quickly and significantly reduce the value of certain mortgage-backed securities. There can be no assurance that the Fund will achieve its stated objective.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The Barclays Municipal Bond Index is a rules-based, market value weighted index engineered for the long-term tax-exempt bond market. To be included, bonds must have minimum credit rating of Baa and must have an outstanding par value of at least $5 million. Bonds must be at least one year from their maturity date.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST MUNICIPAL BOND FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)	Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

(4)	Investor Class Shares commenced operations on August 28, 2008.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*	For periods prior to April 25, 2008 for the Institutional Class Shares and Investor Class Shares, the performance data quoted for the Fund represents past performance of the Predecessor Fund, a common trust fund managed by Frost Bank, adjusted to reflect fees and expenses borne by the Fund. The Predecessor Fund commenced operations prior to the periods shown. The earliest date for which the Predecessor Fund’s performance can be calculated applying the relevant performance standards is May 31, 2002 (“Performance Start Date”). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower. For the period April 25, 2008 to August 28, 2008, the performance for Investor Class Shares was that of the Institutional Class Shares less 12b-1 fees applicable to Investor Class Shares.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST MUNICIPAL BOND FUND

Bond Credit Quality as of July 31, 2015

Credit Rating(1)	Percentage of Total Investments
AAA	25%
AA	43%
A	15%
BBB	10%
BB	4%
CCC	1%
Cash	1%
Not Rated	1%

(1)	The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or more of the four major nationally recognized statistical rating organizations (“NRSRO”). These four NRSRO’s currently are Standard & Poor’s, Moody’s, Fitch, and DBRS. When a security is rated by more than one NRSRO, the highest rating is used. These credit quality ratings are shown without regard to gradations within a given rating category.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST KEMPNER TREASURY AND INCOME FUND

Fund objective

The Frost Kempner Treasury and Income Fund (the “Fund”) seeks to provide current income consistent with the preservation of capital over time, in inflation-adjusted terms, through investment in full faith and credit U.S. Government obligations. For the fiscal year ended July 31, 2015 the Fund produced a total return of -1.69% (Institutional Class Shares), net of fees. For the trailing three fiscal years ended July 31, 2015, the Fund produced a total return of -1.40% (Institutional Class Shares), net of fees. Comparatively, over the same time periods the Barclays US Treasury Bond Index returned 3.33% for one year and 0.83% for three years annualized; and the Lipper Short/Intermediate US Government Funds Index returned 1.21% for one year and 0.33% for three years annualized.

Market commentary

We are lowering our 2015 economic growth outlook for the U.S. economy from 3½-4% down to 3-3½% despite the fact that the internals of the U.S. economy are strengthening. Rather, it is because of increased uncertainties in international economies and trading patterns, which we believe will impact worldwide economic growth to a greater extent going forward than we thought at the beginning of the year. Of concern to us are Europe, China, and commodity driven emerging economies throughout the globe which will affect our industrial, export, and other activities to varying extents.

Domestically, U.S. consumer activity, which drives 70% of our economy, continues to improve. Payroll gains over the last six months have averaged over 200,000 and seem to be accelerating somewhat. Consumer disposable income is increasing at an above 3% annual rate, which is quite healthy. Consumer confidence has been in a rising trend for several years. In addition manufacturing, as measured by the PMI, strengthened in June to 53.5%, almost +1% for the month. Stronger vehicle production and housing were both contributors. These major factors give us continuing confidence to believe that the U.S. economy has enough momentum to continue to grow in a healthy fashion, despite increasing uncertainty outside it.

We still anticipate the U.S. economy is strong enough that the Federal Reserve will raise interest rates in September, despite global economic uncertainties. Rising interest rates will likely have the impact of reducing bond prices as interest rates and bond prices have an inverse relationship. As interest rates rise we expect the yield curve to continue flattening as has been occurring since 2014. This curve flattening generally occurs during a rate tightening cycle because the short end of the curve is most susceptible to policy actions; whereas the long end of the curve is most affected by the term premium consisting of such factors as the safety trade and availability of substitute sovereign yields.

Because expected domestic wage acceleration can cause inflationary pressures to materialize quickly, our fixed income portfolios continue to be invested in U.S. Treasury Inflation Protected Securities (TIPS). The “cash” portion of our portfolio is invested in ultra-short term U.S. Treasury securities.

Portfolio strategy

Investors have continued purchasing U.S. Treasuries and U.S. Treasury Inflation Protected Securities (TIPS) in recent months as a safe haven, given geopolitical uncertainties. The expected raising of interest rates by the Federal Reserve results in a positive environment for new investment or reinvestment on the short end of the curve with each incremental rise in rates, yet bodes poorly for longer duration portfolios on a total return basis.

In the fourth quarter of 2014, we reduced our TIPS positions across the term structure selling into a Treasury bond rally. In the first quarter of 2015, we added to our TIPS positions in the longer dated instruments where pricing indicated inflation expectations were below our internal forecast.

A longer term-to-maturity bond portfolio will likely find it difficult to produce a positive return in a rising interest rate scenario. This is why the Fund is comprised of TIPS and ultra-short government money market securities. One of the core reasons the Fed will raise rates is the coming expected rise in wage inflation. We have positioned the Fund holdings accordingly to offer our investors a defensive posture in the face of coming interest rate hikes.

Sources: Cornerstone Macro LP, International Strategy & Investment, Bloomberg

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST KEMPNER TREASURY AND INCOME FUND

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Mutual fund investing involves risk including possible loss of principal. Bond and bond funds are subject to interest rate risk and will decline in value as interest rates rise. There can be no assurance that the Fund will achieve its stated objectives.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The Barclays U.S. Treasury Bond Index is composed of all U.S. Treasury publicly issued obligations with a remaining maturity of one year or more.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST KEMPNER TREASURY AND INCOME FUND

Growth of a $1,000,000 Investment

(1)	Institutional Class Shares commenced operations on April 25, 2008.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*	For periods prior to April 25, 2008 for the Institutional Class Shares, the performance data quoted for the Fund represents past performance of the Predecessor Fund, a common trust fund managed by Frost Bank, adjusted to reflect fees and expenses borne by the Fund. The Predecessor Fund commenced operations prior to the periods shown. The earliest date for which the Predecessor Fund’s performance can be calculated applying the relevant performance standards is November 30, 2006. (“Performance Start Date”). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

FROST GROWTH EQUITY FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Shares	Value

COMMON STOCK‡ — 94.6%
Consumer Discretionary — 26.9%
Amazon.com*	28,171	$15,103,882
BorgWarner	129,980	6,461,306
Chipotle Mexican Grill, Cl A*	8,815	6,542,757
Dollar General	93,005	7,474,812
Hilton Worldwide Holdings	200,000	5,370,000
Home Depot	109,090	12,766,803
lululemon athletica*	87,800	5,519,108
NIKE, Cl B	69,930	8,057,335
Priceline Group*	9,390	11,677,122
Starbucks	210,050	12,168,196
Time Warner	102,590	9,032,024
Twenty-First Century Fox, Cl A	275,380	9,497,856
Walt Disney	103,860	12,463,200

		122,134,401

Consumer Staples — 4.6%
Costco Wholesale	64,382	9,354,705
CVS Health	102,065	11,479,250

		20,833,955

Energy — 3.0%
Anadarko Petroleum	60,600	4,505,610
EOG Resources	57,956	4,473,624
Schlumberger	53,653	4,443,541

		13,422,775

Financials — 6.5%
BlackRock, Cl A	19,511	6,561,940
Charles Schwab	267,500	9,330,400
Invesco	120,109	4,636,207
Moody’s	81,405	8,989,554

		29,518,101

Description	Shares	Value

Health Care — 14.7%
Allergan*	31,830	$10,540,505
Becton Dickinson	45,000	6,846,750
Biogen*	33,164	10,572,020
Bristol-Myers Squibb	117,165	7,690,711
Celgene*	95,210	12,496,312
Gilead Sciences	113,155	13,336,448
Zoetis, Cl A	109,735	5,374,820

		66,857,566

Industrials — 8.3%
Boeing	60,325	8,697,055
Canadian Pacific Railway	34,990	5,628,142
FedEx	49,238	8,440,378
Southwest Airlines	185,000	6,697,000
Union Pacific	85,312	8,325,598

		37,788,173

Information Technology — 30.6%
Apple	240,396	29,160,035
Cognizant Technology Solutions, Cl A*	186,547	11,771,116
Facebook, Cl A*	200,690	18,866,867
Google, Cl A*	18,354	12,067,755
Google, Cl C*	18,720	11,711,419
Lam Research	76,860	5,908,228
MasterCard, Cl A	101,410	9,877,334
PayPal Holdings*	146,520	5,670,324
Salesforce.com*	96,135	7,046,695
Splunk*	73,000	5,105,620
Visa, Cl A	210,100	15,828,934
Workday, Cl A*	67,500	5,692,275

		138,706,602

Total Common Stock (Cost $239,305,287)		429,261,573

CASH EQUIVALENT** — 5.4%
AIM STIT-Government & Agency Portfolio, Private Class, 0.020% (Cost $24,296,234)	24,296,234	24,296,234

Total Investments — 100.0% (Cost $263,601,521)		$453,557,807

Percentages are based on Net Assets of $453,519,700.

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of July 31, 2015.
‡	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

FROST VALUE EQUITY FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Shares	Value

COMMON STOCK‡ — 97.6%
Consumer Discretionary — 18.9%
Carnival	256,500	$13,668,885
Las Vegas Sands	156,400	8,764,656
Lowe’s	139,400	9,668,784
Target	109,300	8,946,205
Walt Disney	81,900	9,828,000
Whirlpool	65,800	11,694,634

		62,571,164

Energy — 3.9%
Occidental Petroleum	92,900	6,521,580
Total ADR	132,300	6,521,067

		13,042,647

Financials — 28.6%
American Express	106,000	8,062,360
American International Group	190,800	12,234,096
Capital One Financial	171,100	13,910,430
Citigroup	246,500	14,410,390
FNF Group	299,300	11,699,637
JPMorgan Chase	70,800	4,851,924
Lazard, Cl A	176,300	9,768,783
NASDAQ OMX Group	192,300	9,813,069
Wells Fargo	170,400	9,861,048

		94,611,737

Health Care — 13.4%
Abbott Laboratories	98,000	4,967,620
AbbVie	167,900	11,754,679
Baxalta	210,000	6,894,300
Medtronic	106,200	8,325,018
Novartis ADR	118,300	12,273,625

		44,215,242

Description	Shares	Value

Industrials — 16.9%
Boeing	84,500	$12,182,365
Eaton	181,300	10,983,154
General Electric	527,300	13,762,530
Honeywell International	46,050	4,837,553
United Continental Holdings*	252,130	14,217,611

		55,983,213

Information Technology — 15.9%
Broadridge Financial Solutions	127,100	6,897,717
Cisco Systems	472,260	13,421,629
Corning	615,700	11,501,276
Maxim Integrated Products	260,100	8,853,804
Nielsen	246,600	11,950,236

		52,624,662

Total Common Stock (Cost $279,357,142)		323,048,665

CASH EQUIVALENT** — 2.3%
AIM STIT-Government & Agency Portfolio, Private Class, 0.020% (Cost $7,757,324)	7,757,324	7,757,324

Total Investments — 99.9% (Cost $287,114,466)		$330,805,989

Percentages are based on Net Assets of $331,134,425.

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of July 31, 2015.
‡	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

FROST KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Shares	Value

COMMON STOCK — 88.0%
Consumer Discretionary — 9.5%
Coach	80,800	$2,520,960
General Motors	153,600	4,839,936
Honda Motor ADR	105,100	3,569,196
Johnson Controls	22,300	1,015,988
Target	30,600	2,504,610

		14,450,690

Consumer Staples — 2.5%
Archer-Daniels-Midland	28,600	1,356,212
Wal-Mart Stores	33,200	2,389,736

		3,745,948

Energy — 10.7%
BP ADR	111,300	4,114,761
California Resources	17,380	73,518
Ensco, Cl A	150,700	2,498,606
National Oilwell Varco	47,500	2,001,175
Occidental Petroleum	38,000	2,667,600
Royal Dutch Shell ADR, Cl A	40,800	2,345,184
Schlumberger	30,300	2,509,446

		16,210,290

Financials — 17.5%
Allstate	53,700	3,702,615
Annaly Capital Management‡	242,900	2,416,855
Bank of America	266,530	4,765,556
Barclays ADR	151,300	2,720,374
BB&T	27,800	1,119,506
Citigroup	51,800	3,028,228
Lincoln National	24,567	1,383,614

Description	Shares	Value

Marsh & McLennan	38,600	$2,236,484
XL Group, Cl A	139,550	5,305,691

		26,678,923

Health Care — 7.1%
Merck	37,200	2,193,312
Quest Diagnostics	13,600	1,003,816
Sanofi ADR	105,100	5,674,349
Teva Pharmaceutical Industries ADR	27,900	1,925,658

		10,797,135

Industrials — 6.7%
Boeing	31,900	4,599,023
Dover	23,300	1,492,831
Raytheon	23,500	2,563,615
Union Pacific	16,200	1,580,958

		10,236,427

Information Technology — 16.5%
Applied Materials	136,660	2,372,418
Black Box	133,656	2,093,053
EMC	91,800	2,468,502
International Business Machines	34,500	5,588,655
QUALCOMM	22,300	1,435,897
Telefonaktiebolaget LM Ericsson ADR	330,432	3,545,535
Western Union	371,000	7,509,040

		25,013,100

Materials — 12.6%
Dow Chemical	116,600	5,487,196
Monsanto	30,000	3,056,700
Mosaic	64,050	2,750,307
Rio Tinto ADR	71,200	2,749,744
WestRock	82,000	5,170,920

		19,214,867

Telecommunication Services — 4.9%
AT&T	215,692	7,493,140

Total Common Stock (Cost $132,489,174)		133,840,520

CASH EQUIVALENT* — 12.0%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Shares, 0.000% (Cost $18,204,817)	18,204,817	18,204,817

Total Investments — 100.0% (Cost $150,693,991)		$152,045,337

Percentages are based on Net Assets of $152,062,697.

*	Rate shown is the 7-day effective yield as of July 31, 2015.
‡	Real Estate Investment Trust

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

FROST MID CAP EQUITY FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Shares	Value

COMMON STOCK — 95.9%
Consumer Discretionary — 17.2%
AutoNation*	5,215	$325,103
Dollar Tree*	6,320	493,149
Gannett	1	6
La Quinta Holdings*	25,270	536,229
Lennar, Cl A	9,565	507,328
TEGNA	11,475	334,267
Under Armour, Cl A*	6,520	647,632

		2,843,714

Consumer Staples — 6.0%
Monster Beverage*	3,990	612,665
WhiteWave Foods, Cl A*	7,250	374,245

		986,910

Energy — 1.0%
Diamondback Energy*	2,315	155,800

Financials — 16.8%
Affiliated Managers Group*	1,175	244,283
E*TRADE Financial*	14,140	401,859
Jones Lang LaSalle	3,235	575,959
Lincoln National	5,725	322,432
Moody’s	4,000	441,720
Raymond James Financial	8,165	481,735
Signature Bank NY*	2,170	315,930

		2,783,918

Health Care — 17.4%
Acadia Healthcare*	3,535	282,022
Akorn*	10,900	502,599
Charles River Laboratories International*	4,690	364,038
DexCom*	3,595	304,317
Jazz Pharmaceuticals*	3,070	590,177

Description	Shares	Value

Mettler-Toledo International*	1,185	$400,056
Team Health Holdings*	6,555	441,872

		2,885,081

Industrials — 14.6%
AMETEK	6,125	324,931
Expeditors International of Washington	6,880	322,466
Hexcel	5,380	279,168
Middleby*	4,890	600,003
Roper Technologies	2,030	339,558
Wabtec	5,480	554,521

		2,420,647

Information Technology — 20.9%
ACI Worldwide*	21,750	514,823
Akamai Technologies*	7,010	537,737
Criteo ADR*	7,335	390,442
Euronet Worldwide*	8,220	563,070
FleetCor Technologies*	3,420	529,484
Fortinet*	12,780	610,117
Take-Two Interactive Software*	10,000	315,800

		3,461,473

Telecommunication Services — 2.0%
SBA Communications, Cl A*	2,720	328,358

Total Common Stock (Cost $11,711,024)		15,865,901

CASH EQUIVALENT** — 2.8%
AIM STIT-Government & Agency Portfolio, Private Class, 0.020% (Cost $466,346)	466,346	466,346

Total Investments — 98.7% (Cost $12,177,370)		$16,332,247

Percentages are based on Net Assets of $16,553,598.

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of July 31, 2015.

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

FROST INTERNATIONAL EQUITY FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Shares	Value

COMMON STOCK — 91.4%
Australia — 2.0%
carsales.com	55,023	$436,378
REA Group	24,294	770,863

		1,207,241

Brazil — 1.1%
BM&FBOVESPA	108,039	328,161
Localiza Rent a Car	41,900	343,869

		672,030

Canada — 4.4%
AutoCanada	11,595	297,621
Concordia Healthcare	6,700	533,346
Constellation Software	1,540	684,743
Gildan Activewear, Cl A	8,848	285,614
Valeant Pharmaceuticals International*	3,249	836,715

		2,638,039

China — 3.7%
Alibaba Group Holding ADR*	1,865	146,104
Baidu ADR*	5,477	945,659
Baozun ADR*	8,792	73,061
CGN Power, Cl H (A)	220,790	97,119
Ctrip.com International ADR*	4,041	289,255
JD.com ADR*	4,858	160,459
Vipshop Holdings ADR*	26,675	519,896

		2,231,553

Denmark — 1.0%
Novo Nordisk, Cl B	10,531	617,460

Description	Shares	Value

France — 9.1%
Accor	11,523	$565,368
AXA	17,661	465,508
Cie de St.-Gobain	13,727	650,741
Edenred	25,870	645,372
Eurofins Scientific	1,200	394,118
Ingenico Group	7,578	993,294
Schneider Electric	7,271	507,790
Suez Environnement	14,806	283,830
Total	6,090	301,477
Vinci	10,471	671,587

		5,479,085

Germany — 3.5%
Daimler	4,718	421,726
Deutsche Boerse	4,469	405,554
Fresenius Medical Care	4,339	354,205
Linde	1,647	311,297
Wirecard	16,020	635,142

		2,127,924

Hong Kong — 2.2%
China Mobile	23,691	310,184
Great Wall Motor, Cl H	104,033	344,213
Sands China	155,997	690,208

		1,344,605

Ireland — 1.0%
Experian	32,567	610,806

Italy — 3.8%
Atlantia	17,556	468,911
Intesa Sanpaolo	248,881	957,214
Telecom Italia	669,900	886,539

		2,312,664

Japan — 9.2%
Japan Exchange Group	14,258	496,991
Kakaku.com	30,672	488,287
Nippon Telegraph & Telephone	30,168	1,159,521
Nomura Holdings	62,502	444,501
Shiseido	12,896	312,216
Sony	35,660	1,016,555
Sumitomo Mitsui Trust Holdings	157,120	729,977
Toyota Motor	13,193	878,540

		5,526,588

Mexico — 2.0%
America Movil ADR, Ser L	13,866	268,723
Fomento Economico Mexicano ADR	5,150	466,796
Wal-Mart de Mexico	185,749	450,294

		1,185,813

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

FROST INTERNATIONAL EQUITY FUND

Description	Shares	Value

Netherlands — 4.9%
AerCap Holdings*	7,865	$368,397
ING Groep	61,832	1,051,879
NN Group	10,551	325,554
NXP Semiconductors*	7,281	706,184
Royal Dutch Shell ADR, Cl A	6,782	389,829
Yandex, Cl A*	7,955	110,654

		2,952,497

Panama — 0.6%
Copa Holdings, Cl A	5,024	379,463

Russia — 0.4%
QIWI ADR	8,187	250,686

South Korea — 1.8%
Hyundai Glovis	2,047	341,123
Hyundai Motor	1,220	155,347
Korea Electric Power	13,615	592,235

		1,088,705

Spain — 2.5%
Amadeus IT Holding, Cl A	6,977	304,277
Banco Popular Espanol	146,241	671,186
Grifols	11,362	501,503

		1,476,966

Sweden — 1.6%
Arcam*	13,050	194,387
Electrolux	13,222	380,256
Hexagon, Cl B	12,485	403,636

		978,279

Switzerland — 3.7%
Novartis	4,389	456,023
Partners Group Holding	2,220	743,217
Roche Holding	1,540	444,804
UBS Group	26,732	615,530

		2,259,574

Taiwan — 0.5%
Taiwan Semiconductor Manufacturing ADR	12,755	282,013

Turkey — 0.7%
Coca-Cola Icecek	27,651	397,138

United Kingdom — 21.6%
Abcam	59,666	545,086
ARM Holdings	36,914	580,501
ASOS*	6,314	335,248
Auto Trader Group* (A)	81,158	430,029
Aviva	89,771	728,991
Delphi Automotive	4,770	372,442

Description	Shares	Value

Domino’s Pizza Group	21,751	$304,857
Foxtons Group	155,804	593,678
Hargreaves Lansdown	31,443	588,252
International Consolidated Airlines Group*	49,828	415,525
Intertek Group	13,330	509,386
ITV	144,820	634,824
Liberty Global*	13,223	649,778
London Stock Exchange Group	14,273	581,975
National Grid	43,156	574,942
Optimal Payments*	345,127	1,422,871
Rightmove	9,471	538,960
Schroders	10,318	509,656
St. James’s Place	39,592	605,303
Standard Chartered	29,779	455,835
Vodafone Group ADR	20,278	766,103
Whitbread	5,667	459,307
William Hill	69,502	439,469

		13,043,018

United States — 10.1%
Allergan*	2,982	987,489
CME Group, Cl A	6,477	622,051
First Cash Financial Services*	7,254	295,020
Grifols ADR	4,837	156,961
International Flavors & Fragrances	3,944	455,887
Kansas City Southern	3,400	337,246
MasterCard, Cl A	7,905	769,947
Nielsen	18,401	891,713
Priceline Group*	498	619,298
PriceSmart	4,244	411,286
Solera Holdings	15,700	574,463

		6,121,361

Total Common Stock (Cost $52,767,590)		55,183,508

CASH EQUIVALENT** — 7.3%
AIM STIT-Government & Agency Portfolio, Private Class, 0.020% (Cost $4,399,512)	4,399,512	4,399,512

Total Investments — 98.7% (Cost $57,167,102)		$59,583,020

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

FROST INTERNATIONAL EQUITY FUND

The outstanding forward foreign currency contracts held by the Fund at July 31, 2015 are as follows:

Counterparty	Settlement Date	Currency to Deliver	Currency to Receive	Unrealized Appreciation (Depreciation)
State Street	8/18/15- 9/11/15	EUR 5,146,000	USD 5,736,964	$83,744
State Street	8/20/15- 9/1/15	JPY 176,771,400	USD 1,445,342	18,623
State Street	8/20/15- 9/1/15	USD 1,173,710	JPY 144,759,300	(5,338)

				$97,029

During the year ended July 31, 2015, the Fund entered into forward currency contracts to receive USD with an average notional value of $19,726,305 and entered into forward currency contracts to sell USD with an average notional value of $6,227,889.

Percentages are based on Net Assets of $60,382,684.

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of July 31, 2015.
(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

ADR — American Depositary Receipt

Cl — Class

EUR — Euro

JPY — Japanese Yen

Ser — Series

USD — United States Dollar

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

FROST NATURAL RESOURCES FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Shares	Value

COMMON STOCK‡ — 98.2%
Energy — 86.4%
Anadarko Petroleum	10,000	$743,500
Baker Hughes	7,500	436,125
Bonanza Creek Energy*	24,500	191,345
Canadian Natural Resources	28,000	682,640
CARBO Ceramics	12,000	394,200
Chevron	14,000	1,238,720
Concho Resources*	6,500	692,640
Core Laboratories	3,500	383,705
Crescent Point Energy	56,500	857,670
Dril-Quip*	12,500	730,125
EOG Resources	16,500	1,273,635
Exxon Mobil	14,000	1,108,940
Halliburton	30,500	1,274,595
Marathon Oil	25,500	535,755
Memorial Resource Development*	10,750	164,475
Noble Energy	16,000	563,680
Occidental Petroleum	18,500	1,298,700
Oceaneering International	10,000	400,200
Oil States International*	13,000	391,430
Patterson-UTI Energy	25,500	420,367
Phillips 66	8,000	636,000
Plains GP Holdings, Cl A	56,500	1,448,660
Precision Drilling	44,000	223,960
Rice Energy*	21,750	392,588
Schlumberger	18,000	1,490,760
SM Energy	25,000	926,750
Suncor Energy	21,000	591,360
Total ADR	21,500	1,059,735
TransCanada	21,500	836,565
Valero Energy	20,000	1,312,000
Western Refining	10,000	441,600

		23,142,425

Description	Shares	Value

Financials — 4.3%
Weyerhaeuser†	37,750	$1,158,548

Industrials — 1.3%
General Electric	12,750	332,775

Information Technology — 1.2%
SunPower, Cl A*	12,000	324,360

Materials — 5.0%
Alcoa	21,750	214,672
Steel Dynamics	24,000	480,720
WestRock	10,000	630,600

		1,325,992

Total Common Stock (Cost $27,929,699)		26,284,100

CASH EQUIVALENT** — 2.4%
AIM STIT-Liquid Assets Portfolio, Private Class, 0.020% (Cost $645,888)	645,888	645,888

Total Investments — 100.6% (Cost $28,575,587)		$26,929,988

Percentages are based on Net Assets of $26,778,559.

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of July 31, 2015.
†	Real Estate Investment Trust
‡	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

FROST CINQUE LARGE CAP BUY-WRITE EQUITY FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Shares	Value

COMMON STOCK — 62.9%
Consumer Discretionary — 11.8%
CarMax* (A)	10,991	$709,029
Comcast, Cl A (A)	11,192	698,493
Expedia (A)	7,614	924,644
Ford Motor (A)	51,868	769,203
General Motors (A)	23,942	754,412
Home Depot (A)	5,905	691,062
Johnson Controls (A)	15,554	708,640
Viacom, Cl B (A)	18,385	1,047,945
Walt Disney (A)	12,024	1,442,880

		7,746,308

Consumer Staples — 8.7%
CVS Health (A)	22,331	2,511,568
Molson Coors Brewing, Cl B (A)	10,736	763,759
Walgreens Boots Alliance (A)	18,788	1,815,484
Wal-Mart Stores (A)	8,763	630,761

		5,721,572

Energy — 7.1%
Cameron International*	12,279	619,598
Chevron (A)	6,630	586,623
ConocoPhillips (A)	7,429	373,976
Exxon Mobil	7,706	610,392
Helmerich & Payne (A)	9,756	563,312
National Oilwell Varco (A)	13,422	565,469
Valero Energy (A)	20,184	1,324,070

		4,643,440

Description	Shares	Value

Financials — 9.7%
Allstate (A)	18,157	$1,251,925
American International Group (A)	10,719	687,302
Citigroup (A)	11,791	689,302
Everest Re Group (A)	4,308	788,881
Goldman Sachs Group	3,107	637,153
JPMorgan Chase	9,742	667,619
Travelers (A)	15,822	1,679,031

		6,401,213

Health Care — 11.0%
Allergan* (A)	3,060	1,013,319
Amgen (A)	4,858	857,874
Celgene* (A)	5,730	752,063
CR Bard (A)	4,616	907,736
Express Scripts Holding* (A)	8,804	792,976
Gilead Sciences (A)	8,374	986,960
Mallinckrodt* (A)	5,180	642,113
Merck (A)	9,995	589,305
Pfizer (A)	18,685	673,781

		7,216,127

Industrials — 2.9%
Danaher	7,721	706,934
Union Pacific	6,554	639,605
United Technologies	5,767	578,488

		1,925,027

Information Technology — 6.2%
Apple (A)	9,287	1,126,513
ARRIS Group* (A)	24,075	744,399
Intel (A)	36,771	1,064,520
Oracle (A)	27,954	1,116,483

		4,051,915

Materials — 1.8%
CF Industries Holdings	10,489	620,949
LyondellBasell Industries, Cl A	6,377	598,354

		1,219,303

Telecommunication Services — 2.5%
AT&T (A)	46,728	1,623,331

Utilities — 1.2%
American Electric Power (A)	14,265	806,971

Total Common Stock (Cost $37,757,604)		41,355,207

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

FROST CINQUE LARGE CAP BUY-WRITE EQUITY FUND

Description	Shares/ Contracts	Value

REGISTERED INVESTMENT COMPANIES — 36.4%
Exchange Traded Funds — 36.4%
Financial Select Sector SPDR Fund (A)	122,404	$3,085,805
Health Care Select Sector SPDR Fund (A)	32,557	2,493,541
Industrial Select Sector SPDR Fund (A)	66,405	3,600,479
iShares US Technology ETF (A)	70,951	7,585,371
Materials Select Sector SPDR Fund (A)	15,590	716,360
SPDR S&P 500 ETF Trust (A)	27,734	5,838,007
Utilities Select Sector SPDR Fund (A)	14,131	621,623

Total Registered Investment Companies (Cost $19,066,214)		23,941,186

CASH EQUIVALENT** — 0.8%
AIM STIT-Liquid Assets Portfolio, Private Class, 0.020% (Cost $480,938)	480,938	480,938

Total Investments — 100.1% (Cost $57,304,756)		$65,777,331

PURCHASED EQUITY OPTION* (B) — 0.1%
S&P 500 Index Put Option, Expires 10/16/15, Strike Price $2,125 (Cost $84,516)	15	$84,750

WRITTEN EQUITY OPTION* (B) — (0.2)%
S&P 500 Index Call Option, Expires 08/21/15, Strike Price $2,125 (Premiums Received $313,575)	(138)	$(151,800)

Percentages are based on Net Assets of $65,716,517.

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of July 31, 2015.
(A)	All or a portion is pledged as collateral for written options.
(B)	For the year ended July 31, 2015, the total amount of purchased and written options, as presented in the Schedule of Investments, is representative of the volume of activity for these types of derivatives during the year.

Cl — Class

ETF — Exchange Traded Fund

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depositary Receipt

For further financial information on individual registered investment companies, available upon request at no charge, please go to the Securities Exchange Commission’s website at http://www.sec.gov or the individual registered investment company’s website.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

FROST CONSERVATIVE ALLOCATION FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Shares	Value

REGISTERED INVESTMENT COMPANIES — 97.0%
Open-End Funds — 76.7%
American Beacon Acadian Emerging Markets Managed Volatility Fund	5,488	$55,262
Artisan High Income Fund	7,147	70,255
Frost Credit Fund, Institutional Class Shares*	8,824	87,002
Frost Growth Equity Fund, Institutional Class Shares*	12,954	202,215
Frost Total Return Bond Fund, Institutional Class Shares*	77,592	819,377
Frost Value Equity Fund, Institutional Class Shares*	15,713	175,980
Hartford World Bond Fund	29,303	306,213
Metropolitan West Total Return Bond Fund	28,122	305,128
T. Rowe Price International Discovery Fund	1,218	69,350
Templeton Global Bond Fund	8,545	103,221
Vanguard Total Bond Market Index Fund	28,294	305,013

		2,499,016

Exchange Traded Funds — 20.3%
iShares Cohen & Steers REIT ETF	304	28,968
iShares Core S&P Mid-Capital ETF	912	136,809
iShares Russell 1000 Value ETF	610	62,775
SPDR S&P 500 ETF Trust	849	178,714
Vanguard FTSE All-World ex-US ETF	2,096	101,467
Vanguard Small-Capital ETF	568	68,796
WisdomTree Europe Hedged Equity Fund	1,320	84,665

		662,194

Total Registered Investment Companies (Cost $3,164,869)		3,161,210

CASH EQUIVALENT** — 2.3%
AIM STIT-Liquid Assets Portfolio, Private Class, 0.020% (Cost $76,597)	76,597	76,597

Total Investments — 99.3% (Cost $3,241,466)		$3,237,807

Percentages are based on Net Assets of $3,259,665.

*	Affiliated investment is a registered investment company which is managed by Frost Investment Advisors, LLC (the “Adviser”) or an affiliate of the Adviser or which is distributed by an affiliate of the Fund’s distributor. Transactions with affiliated companies during year ended July 31, 2015 are as follows:

Value of Shares Held as of 7/31/14	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value of Shares Held as of 7/31/15	Dividend Income
Frost Credit Fund
$ 116,898	$5,733	$(31,846)	$(3,389)	$(394)	$87,002	$4,926
Frost Growth Equity Fund
$ 267,182	$13,320	$(96,003)	$7,975	$9,741	$202,215	$412
Frost Total Return Bond Fund
$ 770,834	$429,527	$(358,650)	$(19,308)	$(3,026)	$819,377	$25,169
Frost Value Equity Fund
$ 206,899	$20,319	$(52,360)	$(596)	$1,718	$175,980	$3,043

**	Rate shown is the 7-day effective yield as of July 31, 2015.

ETF — Exchange Traded Fund

FTSE — Financial Times and the London Stock Exchange

REIT — Real Estate Investment Trust

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depositary Receipt

For further financial information on individual registered investment companies, available upon request at no charge, please go to the Securities Exchange Commission’s website at http://www.sec.gov or the individual registered investment company’s website.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

FROST MODERATE ALLOCATION FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Shares	Value

REGISTERED INVESTMENT COMPANIES — 95.4%
Open-End Funds — 50.4%
Artisan High Income Fund	47,085	$462,844
Frost Credit Fund, Institutional Class Shares*	44,166	435,481
Frost Growth Equity Fund, Institutional Class Shares*	126,435	1,973,648
Frost Natural Resources Fund, Institutional Class Shares*	12,098	101,499
Frost Total Return Bond Fund, Institutional Class Shares*	226,382	2,390,596
Frost Value Equity Fund, Institutional Class Shares*	124,735	1,397,030
Hartford World Bond Fund	125,489	1,311,362
Metropolitan West Total Return Bond Fund	83,310	903,912
T. Rowe Price International Discovery Fund	12,117	689,822
Templeton Global Bond Fund	67,847	819,593
Vanguard Total Bond Market Index Fund	84,494	910,850

		11,396,637

Exchange Traded Funds — 45.0%
iShares Cohen & Steers REIT ETF	2,219	211,449
iShares Core S&P Mid-Capital ETF	13,830	2,074,638
iShares MSCI EAFE ETF	23,075	1,494,798
iShares Russell 1000 Value ETF	17,808	1,832,621
SPDR S&P 500 ETF Trust	10,853	2,284,557
Vanguard MSCI Emerging Markets ETF	15,169	581,276
Vanguard Small-Capital ETF	6,926	838,877
WisdomTree Europe Hedged Equity Fund	13,425	861,080

		10,179,296

Total Registered Investment Companies (Cost $21,485,130)		21,575,933

CASH EQUIVALENT** — 4.7%
AIM STIT-Liquid Assets Portfolio, Private Class, 0.020% (Cost $1,067,732)	1,067,732	1,067,732

Total Investments — 100.1% (Cost $22,552,862)		$22,643,665

Percentages are based on Net Assets of $22,624,568.

*	Affiliated investment is a registered investment company which is managed by Frost Investment Advisors, LLC (the “Adviser”) or an affiliate of the Adviser or which is distributed by an affiliate of the Fund’s distributor. Transactions with affiliated companies during the year ended July 31, 2015 are as follows:

Value of Shares Held as of 7/31/14	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value of Shares Held as of 7/31/15	Dividend Income
Frost Credit Fund
$491,696	$214,189	$(249,000)	$(12,562)	$(8,842)	$435,481	$25,890
Frost Growth Equity Fund
$679,615	$1,219,923	$—	$74,110	$—	$1,973,648	$1,308
Frost Natural Resources Fund
$203,641	$1,232	$(45,000)	$(58,559)	$185	$101,499	$1,233
Frost Total Return Bond Fund
$2,319,052	$518,767	$(374,000)	$(73,548)	$325	$2,390,596	$83,668
Frost Value Equity Fund
$656,641	$732,160	$—	$8,229	$—	$1,397,030	$14,768

**	Rate shown is the 7-day effective yield as of July 31, 2015.

EAFE — Europe, Australasia and Far East

ETF — Exchange Traded Fund

MSCI — Morgan Stanley Capital International

REIT — Real Estate Investment Trust

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depositary Receipt

Amounts designated as “—” are $0 or have been rounded to $0.

For further financial information on individual registered investment companies, available upon request at no charge, please go to the Securities Exchange Commission’s website at http://www.sec.gov or the individual registered investment company’s website.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

FROST AGGRESSIVE ALLOCATION FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Shares	Value

REGISTERED INVESTMENT COMPANIES — 96.0%
Exchange Traded Funds — 53.5%
iShares Core S&P Mid-Capital ETF	6,985	$1,047,820
iShares Russell 1000 Value ETF	7,398	761,328
SPDR S&P 500 ETF Trust	5,991	1,261,105
Vanguard FTSE All-World ex-US ETF	20,068	971,492
Vanguard FTSE Emerging Markets ETF	10,885	417,113
Vanguard Small-Capital ETF	5,480	663,738
WisdomTree Europe Hedged Equity Fund	8,558	548,910

		5,671,506

Open-End Funds — 42.5%
Artisan High Income Fund	10,126	99,536
Cohen & Steers Institutional Realty Shares	3,757	174,470
Frost Cinque Large Cap Buy-Write Equity Fund, Institutional Class Shares*	3,325	44,589
Frost Credit Fund, Institutional Class Shares*	13,604	134,131
Frost Growth Equity Fund, Institutional Class Shares*	95,103	1,484,550
Frost Natural Resources Fund, Institutional Class Shares*	8,612	72,253
Frost Total Return Bond Fund, Institutional Class Shares*	45,550	481,004
Frost Value Equity Fund, Institutional Class Shares*	64,396	721,233
Hartford World Bond Fund	38,197	399,159
Metropolitan West Total Return Bond Fund	15,283	165,825
T. Rowe Price International Discovery Fund	5,193	295,638
Templeton Global Bond Fund	22,666	273,805
Vanguard Total Bond Market Index Fund	15,453	166,583

		4,512,776

Total Registered Investment Companies (Cost $10,090,954)		10,184,282

CASH EQUIVALENT** — 4.3%
AIM STIT-Liquid Assets Portfolio, Private Class, 0.020% (Cost $448,423)	448,423	448,423

Total Investments — 100.3% (Cost $10,539,377)		$10,632,705

Percentages are based on Net Assets of $10,605,963.

*	Affiliated investment is a registered investment company which is managed by Frost Investment Advisors, LLC (the “Adviser”) or an affiliate of the Adviser or which is distributed by an affiliate of the Fund’s distributor. Transactions with affiliated companies during the year ended July 31, 2015 are as follows:

Value of Shares Held as of 7/31/14	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value of Shares Held as of 7/31/15	Dividend Income
Frost Cinque Large Cap Buy-Write Equity Fund
$—	$43,017	$—	$1,572	$—	$44,589	$633
Frost Credit Fund
$9,326	$221,149	$(94,310)	$(2,886)	$852	$134,131	$4,867
Frost Growth Equity Fund
$52,805	$1,335,765	$—	$95,980	$—	$1,484,550	$2,506
Frost Natural Resources Fund
$14,916	$163,014	$(86,550)	$(11,999)	$(7,128)	$72,253	$1,823
Frost Total Return Bond Fund
$33,785	$715,500	$(261,458)	$(6,878)	$55	$481,004	$7,847
Frost Value Equity Fund
$51,113	$828,256	$(173,100)	$24,304	$(9,340)	$721,233	$7,572

**	Rate shown is the 7-day effective yield as of July 31, 2015.

ETF — Exchange Traded Fund

FTSE — Financial Times and Stock Exchange

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depositary Receipt

For further financial information on individual registered investment companies, available upon request at no charge, please go to the Securities Exchange Commission’s website at http://www.sec.gov or the individual registered investment company’s website.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

FROST TOTAL RETURN BOND FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Face Amount	Value

MORTGAGE-BACKED SECURITIES — 32.9%
Agency Mortgage-Backed Obligations — 13.7%
FHLMC 6.000%, 05/01/26 to 11/01/47	$848,258	$953,970
5.500%, 12/01/37	335,210	377,503
5.000%, 04/01/24	438,905	482,476
3.083%, 01/01/45 (A)	14,457,211	14,918,370
2.427%, 08/01/37 (A)	855,917	913,478
2.370%, 06/01/43 (A)	16,438,880	16,674,381
1.998%, 02/01/37 (A)	3,261,316	3,434,055
FHLMC REMIC, Ser 2010-3695, Cl DI, IO 4.500%, 05/15/30	2,590,156	300,850
FHLMC REMIC, Ser 2010-3747, Cl HX 4.500%, 11/15/39	10,000,000	11,054,200
FHLMC REMIC, Ser 2011-3834, Cl AI, IO 4.000%, 02/15/29	4,902,253	274,635
FHLMC REMIC, Ser 2011-3875, Cl GK 2.250%, 06/15/26	1,607,373	1,630,351
FHLMC REMIC, Ser 2011-3898, Cl FC 0.697%, 11/15/36 (A)	4,346,400	4,388,069
FHLMC, Ser 2012-293, Cl IO, IO 4.000%, 11/15/32	3,999,796	674,026

Description	Face Amount	Value

FHLMC, Ser 2012-3996, Cl QL 4.000%, 02/15/42	$9,034,408	$9,730,600
FHLMC, Ser 2012-4029, Cl LI, IO 3.000%, 01/15/27	17,656,565	1,722,266
FHLMC, Ser 2012-4054, Cl HI, IO 3.000%, 05/15/26	13,527,520	1,089,529
FHLMC, Ser 2012-4077, Cl AI, IO 3.000%, 01/15/27	29,292,344	2,680,999
FHLMC, Ser 2012-4106, Cl YI, IO 2.500%, 09/15/27	8,664,458	813,733
FHLMC, Ser 2012-4134, Cl BI, IO 2.500%, 11/15/27	27,889,483	2,616,170
FHLMC, Ser 2012-4136, Cl PI, IO 3.000%, 11/15/32	38,549,336	5,536,236
FHLMC, Ser 2012-4148, Cl LI, IO 2.500%, 12/15/27	16,578,601	1,532,491
FHLMC, Ser 2013-4213, Cl IG, IO 4.000%, 06/15/43	39,996,763	7,705,788
FHLMC, Ser 2014-4349, Cl KI, IO 3.000%, 04/15/33	26,671,157	3,127,452
FHLMC, Ser 2015-4492, Cl MA 4.000%, 07/15/43	9,000,000	9,645,750
FNMA 5.500%, 07/01/36 to 12/01/47	699,947	771,030
5.000%, 04/01/19 to 05/01/35	1,914,552	2,025,380
4.500%, 02/01/39 to 08/01/41	16,394,305	17,918,573
3.500%, 10/01/40 to 11/01/40	2,218,617	2,307,565
3.374%, 02/01/42 (A)	8,339,372	8,736,242
2.795%, 10/01/42 (A)	7,385,645	7,649,511
2.710%, 08/01/23	3,197,374	3,250,590
2.410%, 01/01/38 (A)	7,943,513	8,497,903
2.033%, 07/01/37 (A)	4,873,774	5,143,241
FNMA REMIC, Ser 2005-66, Cl FD 0.487%, 07/25/35 (A)	1,812,617	1,816,262
FNMA REMIC, Ser 2011-103, Cl GI, IO 3.500%, 10/25/26	9,444,387	986,900
FNMA REMIC, Ser 2011-121, Cl JP 4.500%, 12/25/41	1,407,231	1,498,077
FNMA REMIC, Ser 2012-13, Cl JP 4.500%, 02/25/42	997,622	1,057,502

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

FNMA STRIPS, Ser 2009-397, Cl 2, IO 5.000%, 09/25/39	$3,985,247	$793,012
FNMA STRIPS, Ser 2009-400, Cl 2, IO 4.500%, 11/25/39	5,912,428	1,212,972
FNMA STRIPS, Ser 2010-404, Cl 2, IO 4.500%, 05/25/40	6,454,822	1,308,503
FNMA STRIPS, Ser 2010-405, Cl 2, IO 4.000%, 10/25/40	7,087,436	1,425,405
FNMA STRIPS, Ser 2011-407, Cl 2, IO 4.000%, 03/25/41	10,663,907	2,489,918
FNMA, Ser 2011-146, Cl AY 3.500%, 01/25/32	5,000,000	5,148,115
FNMA, Ser 2011-4, Cl PI, IO 5.000%, 04/25/40	4,478,801	580,545
FNMA, Ser 2012-100, Cl I, IO 2.500%, 07/25/22	13,180,482	827,621
FNMA, Ser 2012-31, Cl LI, IO 4.000%, 07/25/40	14,721,899	1,597,908
FNMA, Ser 2012-410, Cl C5, IO 3.500%, 05/25/27	33,963,247	3,390,695
FNMA, Ser 2012-61, Cl KI, IO 4.000%, 12/25/41	12,989,205	2,208,714
FNMA, Ser 2012-68, Cl GY 3.000%, 07/25/32	5,000,000	4,888,435
FNMA, Ser 2013-104, Cl TI, IO 3.000%, 08/25/32	11,874,978	1,476,464
FNMA, Ser 2013-36, Cl MH 2.500%, 12/25/36	10,000,000	9,809,370
FNMA, Ser 2013-5, Cl BD 2.000%, 03/25/40	4,011,090	3,948,830
FNMA, Ser 2014-40, Cl GI, IO 3.000%, 06/25/33	20,340,119	2,768,325
FNMA, Ser 2014-59, Cl CI, IO 3.000%, 08/25/40	8,639,865	1,364,953
GNMA, IO 4.500%, 06/15/39	1,263,395	1,374,963
3.500%, 01/01/49	33,753,639	3,226,726
1.625%, 09/20/40 (A)	1,697,059	1,761,175

Description	Face Amount	Value

GNMA REMIC, Ser 2009-108, Cl WG 4.000%, 09/20/38	$1,463,582	$1,527,738
GNMA REMIC, Ser 2011-125, Cl BI, IO 4.000%, 12/20/30	16,142,992	1,159,683
GNMA, Ser 2010-138, Cl PI, IO 4.000%, 08/20/38	2,468,297	198,075
GNMA, Ser 2012-10, Cl LD 3.000%, 07/20/40	6,118,433	6,346,571
GNMA, Ser 2012-65, Cl AI, IO 3.500%, 03/20/36	6,695,059	478,157
GNMA, Ser 2013-144, Cl UB 3.500%, 10/16/28	1,200,224	1,264,912
GNMA, Ser 2013-170, Cl QI, IO 5.500%, 11/20/43 (A)	40,510,868	8,891,572
GNMA, Ser 2013-36, Cl GD 3.000%, 03/20/43	2,000,000	1,985,402
GNMA, Ser 2013-42, Cl MI, IO 3.500%, 04/20/41	8,103,016	971,600
GNMA, Ser 2013-62, Cl NI, IO 4.000%, 08/20/40	19,301,273	2,563,508
GNMA, Ser 2014-151, Cl HI, IO 3.500%, 07/20/39	35,211,703	2,503,654
GNMA, Ser 2014-32, Cl CI, IO 4.000%, 03/20/43	9,554,153	1,456,211
GNMA, Ser 2014-44, Cl IO, IO 4.000%, 11/16/26	35,975,251	3,810,473

		248,696,359

Commercial Mortgage-Backed Obligations — 16.4%
A10 Securitization, Ser 2012-1, Cl C 7.870%, 04/15/24 (B)	31,847	31,851
A10 Securitization, Ser 2012-1 , Cl D 8.000%, 04/15/24 (B)	15,414	15,416
A10 Securitization, Ser 2013-2, Cl B 4.380%, 11/15/27 (B)	2,000,000	2,012,496
A10 Securitization, Ser 2013-2, Cl C 5.120%, 11/15/27 (B)	1,500,000	1,528,818

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

ACRE Commercial Mortgage Trust, Ser 2014-FL2, Cl D 3.400%, 08/15/31 (A) (B)	$1,500,000	$1,495,420
BAMLL Re-REMIC Trust, Ser 2014-FRR7, Cl A 2.431%, 10/26/44 (A) (B)	11,020,000	10,841,121
Banc of America Commercial Mortgage Trust, Ser 2006-6, Cl AJ 5.421%, 10/10/45	4,500,000	4,603,734
Banc of America Commercial Mortgage Trust, Ser 2007-3, Cl AJ 5.575%, 06/10/49 (A)	5,000,000	5,191,085
Banc of America Commercial Mortgage Trust, Ser 2008-1, Cl AJ 6.258%, 02/10/51 (A)	5,000,000	5,273,455
Banc of America Commercial Mortgage Trust, Ser 2006-6, Cl B 5.480%, 10/10/45	9,645,000	9,617,145
Banc of America Commercial Mortgage Trust, Ser 2008-1, Cl B 6.258%, 02/10/51 (A) (B)	4,549,000	4,607,405
Banc of America Merrill Lynch Commercial Mortgage, Ser 2005-6, Cl H 5.156%, 09/10/47 (A)	2,000,000	1,956,076
Bear Stearns Commercial Mortgage Securities Trust, Ser 2007-T26, Cl AJ 5.566%, 01/12/45 (A)	9,150,000	9,166,104
Citigroup Commercial Mortgage Trust, Ser 2006-C4, Cl AJ 5.775%, 03/15/49 (A)	5,980,000	6,126,964
Citigroup Commercial Mortgage Trust, Ser 2015-GC31, Cl C 4.200%, 06/10/45	5,000,000	4,707,500
Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser 2005-CD1, Cl C 5.202%, 07/15/44 (A)	3,000,000	3,016,275
Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser 2005-CD1, Cl D 5.202%, 07/15/44 (A)	750,000	752,636
Commercial Mortgage Pass-Through Certificates, Ser 2010-C1, Cl C 5.855%, 07/10/46 (A) (B)	1,750,000	1,993,497
Commercial Mortgage Trust, Ser 2012-CR2, Cl C 4.857%, 08/15/45 (A)	1,000,000	1,071,123

Description	Face Amount	Value

Commercial Mortgage Trust, Ser 2014-LC15, Cl D 4.944%, 04/10/47 (A) (B)	$5,000,000	$4,758,090
Credit Suisse Commercial Mortgage Trust, Ser 2007-C4, Cl AJ 5.949%, 09/15/39 (A)	5,000,000	5,149,345
Credit Suisse Commercial Mortgage Trust, Ser 2007-C4, Cl A1AJ 5.949%, 09/15/39 (A)	5,000,000	5,141,050
Credit Suisse Commercial Mortgage Trust, Ser 2008-C1, Cl D 5.973%, 02/15/41 (A) (B)	5,000,000	4,535,710
Credit Suisse First Boston Mortgage Securities, Ser 2001-CF2, Cl G 6.930%, 02/15/34 (B)	79,829	79,695
Credit Suisse First Boston Mortgage Securities, Ser 2005-C2, Cl AMFL 0.436%, 04/15/37 (A)	1,735,018	1,723,068
Credit Suisse First Boston Mortgage Securities, Ser 2005-C5, Cl F 5.100%, 08/15/38 (A)	4,850,000	4,599,716
DBUBS Mortgage Trust, Ser 2011-LC1A, Cl C 5.557%, 11/10/46 (A) (B)	1,000,000	1,118,263
FREMF Mortgage Trust, Ser 2011-K15, Cl B 5.098%, 08/25/44 (A) (B)	4,000,000	4,390,960
FREMF Mortgage Trust, Ser 2012-K21, Cl C 4.071%, 07/25/45 (A) (B)	5,000,000	5,079,695
FREMF Mortgage Trust, Ser 2012-K22, Cl C 3.812%, 08/25/45 (A) (B)	1,000,000	999,267
FREMF Mortgage Trust, Ser 2012-K710, Cl C 3.950%, 06/25/47 (A) (B)	2,000,000	2,042,859
FREMF Mortgage Trust, Ser 2012-KF01, Cl C 4.434%, 10/25/44 (A) (B)	4,500,000	4,654,289
GS Mortgage Securities Trust, Ser 2005-GG4, Cl D 4.939%, 07/10/39 (A)	10,000,000	9,806,310
Hilton USA Trust, Ser 2013-HLF, Cl DFL 2.938%, 11/05/30 (A) (B)	4,927,325	4,925,947
Impact Funding, Ser 2001-AA, Cl B 6.315%, 07/25/33	117,323	132,176
Impact Funding, Ser 2001-AA, Cl C 6.515%, 07/25/33	293,310	327,569

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

Impact Funding, Ser 2001-AA, Cl D 6.975%, 07/25/33	$87,994	$91,443
JPMorgan Chase Commercial Mortgage Securities, Ser 2004-C3, Cl F 5.318%, 01/15/42 (A) (B)	892,909	892,246
JPMorgan Chase Commercial Mortgage Securities, Ser 2006-CB14, Cl AJ 5.523%, 12/12/44 (A)	6,825,000	6,793,980
JPMorgan Chase Commercial Mortgage Securities, Ser 2006-LDP8, Cl AJ 5.480%, 05/15/45 (A)	5,000,000	5,152,235
JPMorgan Chase Commercial Mortgage Securities, Ser 2007-LD12, Cl J 5.999%, 02/15/51 (A) (B) (C)	111,787	—
JPMorgan Chase Commercial Mortgage Securities, Ser 2007-LD12, Cl AJ 6.010%, 02/15/51 (A)	5,000,000	5,092,115
JPMorgan Chase Commercial Mortgage Securities, Ser 2007-LDPX, Cl AM 5.464%, 01/15/49 (A)	5,000,000	5,171,875
LB-UBS Commercial Mortgage Trust, Ser 2005-C7, Cl C 5.350%, 11/15/40 (A)	1,100,000	1,106,432
LB-UBS Commercial Mortgage Trust, Ser 2006-C4, Cl F 5.852%, 06/15/38 (A)	4,700,000	4,542,832
LB-UBS Commercial Mortgage Trust, Ser 2007-C1, Cl E 5.582%, 02/15/40 (A)	4,000,000	3,922,028
LB-UBS Commercial Mortgage Trust, Ser 2007-C6, Cl AJ 6.124%, 07/15/40 (A)	1,000,000	1,033,379
LB-UBS Commercial Mortgage Trust, Ser 2007-C7, Cl C 6.247%, 09/15/45 (A)	10,450,000	9,758,503
LStar Commercial Mortgage Trust, Ser 2014-2, Cl D 5.183%, 01/20/41 (A) (B)	3,752,000	3,543,858
Merrill Lynch Mortgage Trust, Ser 2007-C1, Cl AM 5.835%, 06/12/50 (A)	3,000,000	3,118,332

Description	Face Amount	Value

ML-CFC Commercial Mortgage Trust, Ser 2006-4, Cl B 5.303%, 12/12/49 (A)	$6,306,000	$5,950,026
Morgan Stanley Capital I, Ser 2007-T25, Cl AJ 5.574%, 11/12/49 (A)	10,000,000	10,110,480
Morgan Stanley Capital I, Ser 2007-T27, Cl B 5.649%, 06/11/42 (A) (B)	500,000	449,927
Morgan Stanley Capital I, Ser 2007-T27, Cl AJ 5.649%, 06/11/42 (A)	13,000,000	13,930,462
Morgan Stanley Capital I, Ser 2011-C1, Cl C 5.331%, 09/15/47 (A) (B)	2,000,000	2,217,880
Morgan Stanley Re-REMIC Trust, Ser 2011-KEYA, Cl 1B 5.728%, 12/19/40 (A) (B)	6,881,094	6,878,190
New York Mortgage Securitization Trust, Ser 2013-1, Cl A 5.436%, 08/27/24 (A) (B)	8,000,000	8,040,000
NorthStar, Ser 2013-1A, Cl B 5.187%, 08/25/29 (A) (B)	4,000,000	3,997,200
RAIT Trust, Ser 2014-FL3, Cl C 3.587%, 12/15/31 (A) (B)	5,639,834	5,670,407
Resource Capital, Ser 2015-CRE3, Cl C 3.336%, 03/15/32 (A) (B)	5,000,000	4,999,990
UBS Commercial Mortgage Trust, Ser 2012-C1, Cl C 5.542%, 05/10/45 (A) (B)	4,750,000	5,190,170
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C2, Cl E 4.889%, 05/10/63 (A) (B)	15,254,806	15,295,369
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C3, Cl C 4.958%, 08/10/49 (A) (B)	3,000,000	3,205,845
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C4, Cl D 4.498%, 12/10/45 (A) (B)	13,384,000	13,027,209
Velocity Commercial Capital Loan Trust, Ser 2011-1 4.187%, 08/25/40 (A) (B) (D)	1,961,902	1,932,081
Wachovia Bank Commercial Mortgage Trust, Ser 2007-C30, Cl AJ 5.413%, 12/15/43 (A)	5,000,000	5,099,730

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

Wachovia Bank Commercial Mortgage Trust, Ser 2007-C30, Cl C 5.483%, 12/15/43 (A)	$5,000,000	$5,153,070
WFRBS Commercial Mortgage Trust, Ser 2013-UBS1, Cl C 4.631%, 03/15/46 (A)	3,000,000	3,152,241
Wachovia Bank Commercial Mortgage Trust, Ser 2007-C30, Cl J 6.062%, 12/15/43 (A) (B) (C)	1,414,000	218,500

		298,210,165

Non-Agency Residential Mortgage-Backed Obligations — 2.8%
FirstKey Mortgage Trust, Ser 2015-1, Cl A3 3.500%, 03/25/45 (A) (B)	10,815,375	11,058,721
WinWater Mortgage Loan Trust, Ser 2014-1, Cl A1 3.991%, 06/20/44 (A) (B)	6,826,602	7,040,466
WinWater Mortgage Loan Trust, Ser 2014-2, Cl A1 4.000%, 09/20/44 (A) (B)	6,955,553	7,186,194
WinWater Mortgage Loan Trust, Ser 2014-3, Cl A3 3.500%, 11/20/44 (A) (B)	7,634,984	7,697,018
WinWater Mortgage Loan Trust, Ser 2015-2, Cl A11 3.500%, 02/20/45 (A) (B)	8,706,630	8,831,420
WinWater Mortgage Loan Trust, Ser 2015-3, Cl A3 3.500%, 03/20/45 (A) (B)	9,443,574	9,534,761

		51,348,580

Total Mortgage-Backed Securities (Cost $610,238,442)		598,255,104

U.S. TREASURY OBLIGATIONS — 23.9%
U.S. Treasury Inflationary Protection Securities 1.125%, 01/15/21	5,435,500	5,700,905
U.S. Treasury Notes
2.500%, 05/15/24	25,000,000	25,693,350
2.375%, 08/15/24	50,000,000	50,812,500
2.250%, 11/15/24	100,000,000	100,492,200
2.125%, 05/15/25	25,000,000	24,828,125
2.000%, 02/15/25	25,000,000	24,568,350
1.750%, 10/31/20	70,000,000	70,371,840
1.375%, 02/29/20 to 04/30/20	35,000,000	34,838,206
1.000%, 02/15/18	75,000,000	75,263,700
0.500%, 02/28/17	23,000,000	22,987,419

Total U.S. Treasury Obligations (Cost $434,057,293)		435,556,595

Description	Face Amount	Value

CORPORATE OBLIGATIONS — 19.2%
Consumer Discretionary — 2.2%
Advance Auto Parts 5.750%, 05/01/20	$6,174,000	$6,898,791
Choice Hotels International 5.750%, 07/01/22	5,179,000	5,528,582
Dillard’s 7.875%, 01/01/23	3,604,000	4,288,760
7.750%, 07/15/26	2,068,000	2,429,900
7.750%, 05/15/27	1,475,000	1,733,125
General Motors Financial 4.000%, 01/15/25	7,000,000	6,732,194
Interpublic Group of Cos 4.200%, 04/15/24	4,500,000	4,541,152
4.000%, 03/15/22	1,095,000	1,123,559
Lear 5.250%, 01/15/25	1,500,000	1,488,750
Mohawk Industries 3.850%, 02/01/23	5,975,000	6,030,376

		40,795,189

Energy — 6.6%
Apache Finance Canada 7.750%, 12/15/29	3,819,000	5,178,236
Cameron International 4.000%, 12/15/23	7,918,000	7,854,181
Global Marine 7.000%, 06/01/28	3,000,000	1,950,000
Helmerich & Payne International Drilling (B) 4.650%, 03/15/25	2,280,000	2,348,829
Hiland Partners (B) 5.500%, 05/15/22	10,030,000	10,343,437
Kerr-McGee 6.950%, 07/01/24	8,179,000	9,801,583
Lukoil International Finance BV 4.563%, 04/24/23	13,131,000	11,712,300
Northern Oil and Gas 8.000%, 06/01/20	6,100,000	5,368,000
Petrobras Global Finance BV 3.500%, 02/06/17	5,600,000	5,490,072
Pioneer Natural Resources 3.950%, 07/15/22	6,925,000	6,905,492
Seadrill 6.125%, 09/15/17	300,000	258,000
6.125%, 09/15/17 (B)	9,750,000	8,385,000
Southwestern Energy 7.500%, 02/01/18	6,272,000	6,937,986
TMX Finance (B) 8.500%, 09/15/18	1,000,000	795,000
Transocean 6.500%, 11/15/20	22,980,000	19,877,700

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

Weatherford International 4.500%, 04/15/22	$10,835,000	$9,835,471
Williams Partners
4.875%, 05/15/23	5,000,000	4,896,625
4.875%, 03/15/24	2,600,000	2,556,476

		120,494,388

Financials — 5.4%
Assured Guaranty US Holdings 5.000%, 07/01/24	20,500,000	21,087,735
Enova International 9.750%, 06/01/21	17,000,000	15,810,000
Farmers Exchange Capital (B) 7.050%, 07/15/28	6,075,000	7,409,070
Genworth Holdings 7.625%, 09/24/21	10,000,000	10,737,500
Ladder Capital Finance Holdings 7.375%, 10/01/17	9,530,000	9,863,550
Navient MTN (A) 5.500%, 01/25/23	15,000,000	13,125,000
1.950%, 12/15/20	3,525,000	3,168,975
Select Income‡ 3.600%, 02/01/20	3,000,000	3,054,762
Societe Generale (B) 5.000%, 01/17/24	7,750,000	7,918,012
Wachovia 6.605%, 10/01/25	5,650,000	6,818,025

		98,992,629

Health Care — 0.4%
Actavis 3.250%, 10/01/22	2,250,000	2,188,348
St. Jude Medical 3.250%, 04/15/23	5,200,000	5,132,894

		7,321,242

Industrials — 0.4%
Burlington Northern Santa Fe 7.290%, 06/01/36	5,000,000	6,641,355

Information Technology — 2.8%
Adobe Systems 3.250%, 02/01/25	7,000,000	6,769,819
BMC Software 7.250%, 06/01/18	24,479,000	21,419,125
BMC Software Finance (B) 8.125%, 07/15/21	250,000	186,250
DynCorp International 10.375%, 07/01/17	11,809,000	8,974,840
Exelis 5.550%, 10/01/21	8,261,000	9,077,360
Juniper Networks 4.500%, 03/15/24	4,327,000	4,365,792

		50,793,186

Description	Face Amount	Value

Materials — 0.6%
Cliffs Natural Resources 6.250%, 10/01/40	$500,000	$130,000
5.950%, 01/15/18	1,450,000	775,750
Packaging Corp of America 4.500%, 11/01/23	8,817,000	9,217,918

		10,123,668

Telecommunication Services — 0.8%
Unison Ground Lease Funding (B) 5.780%, 03/15/20	4,000,000	4,011,960
Verizon Virginia 8.375%, 10/01/29	7,379,000	9,614,763

		13,626,723

Total Corporate Obligations (Cost $358,970,230)		348,788,380

COLLATERALIZED LOAN OBLIGATIONS — 9.5%
AMMC CLO X, Ser 2012-10A, Cl D 4.786%, 04/11/22 (A) (B)	4,000,000	3,999,056
Atrium CDO XI, Ser 2014-11A, Cl D 4.177%, 10/23/25 (A) (B)	10,000,000	9,687,000
Avery Point IV CLO, Ser 2014-1A, Cl B1 2.377%, 04/25/26 (A) (B)	7,500,000	7,465,605
Babson CLO, Ser 2012-1A, Cl C 4.174%, 04/15/22 (A) (B)	3,000,000	2,969,580
Benefit Street Partners CLO III, Ser 2013-IIIA, Cl C 3.537%, 01/20/26 (A) (B)	2,000,000	1,867,116
Benefit Street Partners CLO, Ser 2012-IA, Cl C 4.789%, 10/15/23 (A) (B)	4,000,000	4,001,892
Carlyle Global Market Strategies CLO, Ser 2013-1A, Cl D 5.775%, 02/14/25 (A) (B)	4,000,000	3,803,864
Emerson Park CLO, Ser 2013-1A, Cl D 4.039%, 07/15/25 (A) (B)	4,500,000	4,374,436
Galaxy XIV CLO, Ser 2012-14A, Cl C1 3.357%, 11/15/24 (A) (B)	3,500,000	3,499,885
Galaxy XIV CLO, Ser 2012-14A, Cl D 4.674%, 11/15/24 (A) (B)	3,000,000	3,000,453
Golub Capital Partners CLO, Ser 2014-19A, Cl C 3.777%, 04/26/26 (A) (B)	10,000,000	9,422,110
Golub Capital Partners CLO, Ser 2015-24A, Cl D 4.519%, 02/05/27 (A) (B)	5,000,000	4,994,085

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

Keuka Park CLO, Ser 2013-1A, Cl C 2.826%, 10/21/24 (A) (B)	$2,000,000	$1,948,790
Keuka Park CLO, Ser 2013-1A, Cl E 4.776%, 10/21/24 (A) (B)	1,972,000	1,774,037
KKR CLO Trust, Ser 2012-1A, Cl C 4.684%, 12/15/24 (A) (B)	7,750,000	7,751,813
Madison Park Funding XII, Ser 2014-12A, Cl C 3.387%, 07/20/26 (A) (B)	13,000,000	13,010,894
Madison Park Funding XII, Ser 2014-12A, Cl D 3.787%, 07/20/26 (A) (B)	5,000,000	4,832,020
MCF CLO IV, Ser 2014-1A, Cl C 3.575%, 10/15/25 (A) (B)	4,000,000	3,919,016
Newstar Trust, Ser 2012-2A, Cl C 4.525%, 01/20/23 (A) (B)	8,000,000	7,986,920
NXT Capital CLO, Ser 2015-1A, Cl E 6.578%, 04/21/27 (A) (B)	15,500,000	14,101,559
Oak Hill Credit Partners VI, Ser 2012-6A, Cl D 4.774%, 05/15/23 (A) (B)	2,500,000	2,502,080
Oak Hill Credit Partners VII, Ser 2012-7A, Cl D 4.276%, 11/20/23 (A) (B)	6,500,000	6,431,724
Oak Hill Credit Partners X, Ser 2014-10A, Cl C 3.387%, 07/20/26 (A) (B)	5,100,000	5,087,250
Oaktree CLO, Ser 2014-2A, Cl D 5.424%, 10/20/26 (A) (B)	3,000,000	2,693,214
Octagon Investment Partners XX, Ser 2014-1A, Cl C 3.080%, 08/12/26 (A) (B)	5,500,000	5,431,162
Octagon Investment Partners XX, Ser 2014-1A, Cl D 3.930%, 08/12/26 (A) (B)	3,500,000	3,392,200
Octagon Investment Partners XXI, Ser 2014-1A, Cl B 3.475%, 11/14/26 (A) (B)	5,850,000	5,884,281
Octagon Investment Partners XXI, Ser 2014-1A, Cl C 3.925%, 11/14/26 (A) (B)	9,000,000	8,656,407
Pinnacle Park CLO, Ser 2014-1A, Cl C 3.389%, 04/15/26 (A) (B)	5,000,000	5,001,320
Race Point IX CLO, Ser 2015-9A, Cl D 5.458%, 04/15/27 (A) (B)	4,000,000	3,674,512
Symphony CLO VII, Ser 2011-7A, Cl D 3.479%, 07/28/21 (A) (B)	5,000,000	4,971,200
Symphony CLO VII, Ser 2011-7A, Cl E 3.879%, 07/28/21 (A) (B)	4,000,000	3,896,520

Total Collateralized Loan Obligations (Cost $170,164,003)		172,032,001

Description	Face Amount	Value

ASSET-BACKED SECURITIES — 7.8%
Automotive — 3.9%
American Credit Acceptance Receivables Trust, Ser 2013-1, Cl D 4.940%, 06/15/20 (B)	$4,000,000	$4,077,231
American Credit Acceptance Receivables Trust, Ser 2014-1, Cl D 5.200%, 04/12/21 (B)	1,750,000	1,776,338
American Credit Acceptance Receivables Trust, Ser 2014-2, Cl D 4.960%, 05/10/21 (B)	3,750,000	3,805,128
American Credit Acceptance Receivables Trust, Ser 2014-3, Cl D 4.700%, 11/10/21 (B)	3,000,000	3,017,184
American Credit Acceptance Receivables Trust, Ser 2014-4, Cl D 5.240%, 02/10/22 (B)	7,000,000	7,052,318
Bush Truck Leasing, Ser 2011-AA, Cl C 5.000%, 09/25/18 (B)	837,272	778,879
CarFinance Capital Auto Trust, Ser 2014-2A, Cl D 4.280%, 11/16/20 (B)	3,610,000	3,629,829
CarFinance Capital Auto Trust, Ser 2015-1A, Cl D 4.660%, 06/15/21 (B)	3,370,000	3,383,932
Carnow Auto Receivables Trust, Ser 2014-1A, Cl E 5.530%, 01/15/20 (B)	1,000,000	1,013,229
CPS Auto Receivables Trust, Ser 2012-A, Cl D 8.590%, 06/17/19 (B)	12,820	12,844
CPS Auto Receivables Trust, Ser 2013-D, Cl D 5.540%, 11/15/19 (B)	1,850,000	1,919,190
CPS Auto Receivables Trust, Ser 2014-C, Cl D 4.830%, 08/17/20 (B)	1,000,000	981,867
CPS Auto Receivables Trust, Ser 2014-D, Cl E 6.210%, 02/15/22 (B)	2,000,000	2,017,488
CPS Auto Trust, Ser 2012-C, Cl E 7.500%, 12/16/19 (B)	230,050	230,313
CPS Auto Trust, Ser 2012-D, Cl E 7.260%, 03/16/20 (B)	121,784	122,329
DT Auto Owner Trust, Ser 2012-1A, Cl D 4.940%, 07/16/18 (B)	362,450	362,938
DT Auto Owner Trust, Ser 2013-1A, Cl D 3.740%, 05/15/20 (B)	5,000,000	5,034,340

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

Exeter Automobile Receivables Trust, Ser 2013-1A, Cl C 3.520%, 02/15/19 (B)	$2,000,000	$2,020,362
Exeter Automobile Receivables Trust, Ser 2013-2A, Cl D 6.810%, 08/17/20 (B)	4,000,000	4,172,961
Exeter Automobile Receivables Trust, Ser 2014-2A, Cl D 4.930%, 12/15/20 (B)	1,240,000	1,235,835
Exeter Automobile Receivables Trust, Ser 2015-1A, Cl D 5.830%, 12/15/21 (B)	9,000,000	9,049,887
Flagship Credit Auto Trust, Ser 2014-1, Cl D 4.830%, 06/15/20 (B)	2,080,000	2,119,882
Flagship Credit Auto Trust, Ser 2015-1, Cl D 5.260%, 07/15/21 (B)	5,190,000	5,215,934
Flagship Credit Auto Trust, Ser 2015-1, Cl E 5.990%, 07/15/22 (B)	3,000,000	3,014,471
Hertz Fleet Lease Funding, Ser 2014-1, Cl E 2.139%, 04/10/28 (A) (B)	5,000,000	5,037,543

		71,082,252

Other Asset-Backed Securities — 2.7%
321 Henderson Receivables I, Ser 2010-2A, Cl B 7.450%, 01/15/50 (B)	4,790,657	5,491,492
321 Henderson Receivables I, Ser 2012-1A, Cl B 7.140%, 02/15/67 (B)	1,000,000	1,201,773
321 Henderson Receivables I, Ser 2012-2A, Cl B 6.770%, 10/17/61 (B)	2,500,000	2,984,552
Carrington Mortgage Loan Trust, Ser 2007-FRE1, Cl M8 2.461%, 02/25/37 (A) (C)	1,000,000	—
Fortress Credit Investments IV, Ser 2015-4A, Cl C 3.224%, 07/17/23 (A) (B)	6,000,000	5,985,000
Fortress Credit Investments IV, Ser 2015-4A, Cl D 3.824%, 07/17/23 (A) (B)	6,000,000	5,849,508
OneMain Financial Issuance Trust, Ser 2014-2A, Cl C 4.330%, 09/18/24 (B)	2,080,000	2,098,616
Parallel, Ser 2015-1A, Cl C1 3.052%, 07/20/27 (B)	8,000,000	7,867,200
Sierra Receivables Funding, Ser 2011-1A, Cl C 6.190%, 04/20/26 (B)	945,226	952,052

Description	Face Amount	Value

Sierra Receivables Funding, Ser 2011-2A, Cl C 8.350%, 05/20/28 (B)	$661,613	$680,612
Sierra Receivables Funding, Ser 2011-3A, Cl C 9.310%, 07/20/28 (B)	600,430	637,527
Springleaf Funding Trust, Ser 2015-AA, Cl C 5.040%, 11/15/24 (B)	2,000,000	2,045,625
TAL Advantage V, Ser 2014-3A, Cl B 4.150%, 11/21/39 (B)	6,860,000	6,830,066
Trip Rail Master Funding, Ser 2011-1A, Cl A2 6.024%, 07/15/41 (B)	3,000,000	3,385,443
Westgate Resorts, Ser 2012-2A, Cl C 9.000%, 01/20/25 (B)	178,463	179,533
Westgate Resorts, Ser 2014-AA, Cl A 6.250%, 10/20/26 (B)	2,104,460	2,091,833

		48,280,832

Student Loan — 1.2%
Brazos Student Finance, Ser 2009-1, Cl B 2.767%, 12/27/39 (A)	5,000,000	4,717,345
National Collegiate Student Loan Trust, Ser 2005-1, Cl A4 0.427%, 11/27/28 (A)	2,873,350	2,821,518
Nelnet Student Loan Trust, Ser 2013-3A, Cl B 1.687%, 07/25/47 (A) (B)	10,000,000	9,440,804
SLM Student Loan Trust, Ser 2012-7, Cl B 1.987%, 09/25/43 (A)	5,000,000	4,980,080

		21,959,747

Total Asset-Backed Securities (Cost $139,228,770)		141,322,831

MUNICIPAL BONDS — 4.1%
Allentown Neighborhood Improvement Zone Development Authority, Ser B, RB 5.220%, 05/01/20	2,425,000	2,501,897
California State, Build America Bonds, GO Callable 03/01/20 @ 100 7.950%, 03/01/36	3,000,000	3,634,800
California State, School Finance Authority, RB 6.500%, 06/01/17	210,000	209,597
Dallas-Fort Worth, International Airport Facilities Improvement, Ser 2001-B-1, RB 7.000%, 01/01/16	5,000,000	5,087,200

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

Government Development Bank for Puerto Rico, Ser Senior A, RB 4.375%, 02/01/19	$5,400,000	$1,950,750
Government Development Bank for Puerto Rico, Ser Senior B, RB 4.704%, 05/01/16	11,190,000	4,476,000
Hidalgo County, Build America Bonds, GO Callable 08/15/19 @ 100 6.006%, 08/15/29	500,000	551,360
Illinois State, Build America Bonds, GO 7.350%, 07/01/35	3,000,000	3,285,090
Maricopa County, Unified School District No. 69, School Improvement Project, GO Callable 07/01/21 @ 100 6.000%, 07/01/26	1,000,000	1,126,270
Mission, Economic Development, RB Callable 12/01/20 @ 300 10.875%, 12/01/28	3,315,000	3,342,249
9.750%, 12/01/25	3,045,000	3,081,083
8.550%, 12/01/21	2,600,000	2,636,400
North Texas, Tollway Authority, Build America Bonds, RB Callable 02/01/20 @ 100 8.910%, 02/01/30	16,540,000	19,622,229
Pasadena, Independent School District, GO, PSF-GTD Callable 02/15/22 @ 100 4.089%, 02/15/30	3,000,000	3,066,060
Rhode Island State, Health & Educational System, Providence Public Schools, Ser A, RB Callable 05/15/20 @ 100 8.000%, 05/15/29	5,000,000	5,438,350
San Antonio, Airport System, Ser B, RB, AGM 4.861%, 07/01/18	2,000,000	2,156,580
San Juan, Higher Education Finance Authority, RB Callable 08/15/20 @ 100 8.250%, 08/15/29	4,400,000	4,162,928
Texas State, Public Finance Authority Charter School, Charter Education New Frontiers, Ser Q, RB Callable 08/15/20 @ 100 8.750%, 08/15/27	1,605,000	1,773,188
Texas State, Public Finance Authority Charter School, RB 8.125%, 02/15/27	1,900,000	2,194,804
University of Texas, Build America Bonds, Ser D, RB 5.134%, 08/15/42	3,000,000	3,561,750

Total Municipal Bonds (Cost $79,424,990)		73,858,585

Description	Face Amount/ Shares	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.7%
FNMA 2.250%, 10/30/24	$10,000,000	$9,715,900
1.750%, 11/26/19	15,000,000	15,163,305
Tennessee Valley Authority 3.875%, 02/15/21	5,000,000	5,472,650

Total U.S. Government Agency Obligations (Cost $29,700,714)		30,351,855

CASH EQUIVALENT* — 0.0%
AIM STIT-Government & Agency Portfolio, Private Class, 0.020% (Cost $963,393)	963,393	963,393

COMMERCIAL PAPER (E) — 0.0%
Massachusetts Mutual Life Insurance 0.120%, 08/12/15 (B)	250,000	249,991
Texas Department of Commerce 0.209%, 08/21/15	250,000	249,967
Textron 0.600%, 08/27/15 (B)	250,000	249,913

Total Commercial Paper (Cost $749,853)		749,871

AGENCY DISCOUNT NOTES — 0.0%
FAMC 0.210%, 11/10/15 (E) (Cost $249,853)	250,000	249,931

Total Investments — 99.1% (Cost $1,823,747,541)		$1,802,128,546

Percentages are based on Net Assets of $1,819,052,046.

*	Rate shown is the 7-day effective yield as of July 31, 2015.
‡	Real Estate Investment Trust
(A)	Variable Rate Security. The rate reported on the Schedule of Investments is the rate in effect as of July 31, 2015.
(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(C)	Security in default on interest payments.
(D)	Security is fair valued using methods determined in good faith by the fair value committee of the Board of Trustees. The total value of such securities as of July 31, 2015 was $1,932,081 and represented 0.1% of Net Assets.
(E)	Discount Notes. The rate reported is the effective yield at the time of purchase.

AGM — Assured Guarantee Municipal

Cl — Class

CLO — Collateralized Loan Obligation

FAMC — Federal Agriculture Mortgage Corporation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

IO — Interest Only - face amount represents notional amount

MTN — Medium Term Note

PSF-GTD — Texas Public School Fund Guarantee

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

STRIPS — Separately Traded Registered Interest and Principal Security

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

FROST CREDIT FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Face Amount	Value

COLLATERALIZED LOAN OBLIGATIONS — 31.4%
AMMC CLO XII, Ser 2013-12A, Cl E 5.279%, 05/10/25 (A) (B)	$4,000,000	$3,708,764
Babson CLO, Ser 2005-3A, Cl E 4.779%, 11/10/19 (A) (B)	1,676,675	1,677,034
Benefit Street Partners CLO III, Ser 2013-IIIA, Cl D 4.787%, 01/20/26 (A) (B)	2,000,000	1,725,602
Carlyle Global Market Strategies CLO, Ser 2013-1A, Cl D 5.775%, 02/14/25 (A) (B)	1,500,000	1,426,449
Galaxy XIV CLO, Ser 2012-14A, Cl E 5.657%, 11/15/24 (A) (B)	1,000,000	966,475
Golub Capital Partners CLO, Ser 2014-19A, Cl D 5.027%, 04/26/26 (A) (B)	3,000,000	2,617,185
ING Investment Management CLO, Ser 2013-3A, Cl D 4.674%, 01/18/26 (A) (B)	2,000,000	1,781,254
JFIN CLO, Ser 2013-1A, Cl D 4.924%, 01/20/25 (A) (B)	1,000,000	862,642
Keuka Park CLO, Ser 2013-1A, Cl E 4.776%, 10/21/24 (A) (B)	2,528,000	2,274,222
KKR CLO, Ser 2012-1A, Cl C 4.684%, 12/15/24 (A) (B)	250,000	250,059
Madison Park Funding XII, Ser 2014-12A, Cl D 3.787%, 07/20/26 (A) (B)	3,000,000	2,899,212

Description	Face Amount	Value

MCF CLO I, Ser 2013-1A, Cl E 6.025%, 04/20/23 (A) (B)	$1,500,000	$1,396,696
Newstar Trust, Ser 2012-2A, Cl C 4.525%, 01/20/23 (A) (B)	200,000	199,673
Octagon Investment Partners XXI, Ser 2014-1A, Cl D 6.875%, 11/14/26 (A) (B)	1,500,000	1,502,100
OZLM Funding CLO, Ser 2013-4A, Cl D 4.926%, 07/22/25 (A) (B)	1,000,000	914,080
Sudbury Mill CLO, Ser 2013-1A, Cl E 4.924%, 01/17/26 (A) (B)	3,200,000	2,775,280
Symphony CLO XI, Ser 2013-11A, Cl E 5.524%, 01/17/25 (A) (B)	4,000,000	3,797,600

Total Collateralized Loan Obligations (Cost $31,293,941)		30,774,327

CORPORATE OBLIGATIONS — 27.9%
Consumer Discretionary — 6.5%
Constellis Holdings (B) 9.750%, 05/15/20	500,000	477,500
INVISTA Finance (B) 4.250%, 10/15/19	1,500,000	1,470,000
Neiman Marcus Group 7.125%, 06/01/28	1,000,000	995,000
Outerwall 6.000%, 03/15/19	825,000	833,250
Rialto Holdings (B) 7.000%, 12/01/18	2,275,000	2,343,250
Serta Simmons Bedding (B) 8.125%, 10/01/20	280,000	297,150

		6,416,150

Energy — 5.5%
Cimarex Energy 5.875%, 05/01/22	1,000,000	1,060,000
Halliburton 7.450%, 09/15/39	572,000	785,095
Kinder Morgan Energy Partners 7.400%, 03/15/31	1,000,000	1,092,529
Lloyds Banking Group 4.500%, 11/04/24	500,000	504,790
PHI 5.250%, 03/15/19	1,613,000	1,463,797
Tesoro 5.125%, 04/01/24	500,000	497,851

		5,404,062

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

FROST CREDIT FUND

Description	Face Amount	Value

Financials — 6.1%
ARC Properties Operating Partnership‡ 2.000%, 02/06/17	$1,250,000	$1,223,438
Credit Acceptance 6.125%, 02/15/21	1,100,000	1,105,500
Credit Agricole (A) (B) 8.125%, 09/19/33	1,000,000	1,110,000
Guanay Finance (B) 6.000%, 12/15/20	500,000	516,875
iStar Financial‡ 4.875%, 07/01/18	1,000,000	985,000
Jefferies Finance (B) 7.375%, 04/01/20	1,000,000	1,000,000

		5,940,813

Industrials — 2.8%
Meritor 6.750%, 06/15/21	600,000	616,500
Zachry Holdings (B) 7.500%, 02/01/20	2,150,000	2,144,625

		2,761,125

Information Technology — 1.7%
BMC Software 7.250%, 06/01/18	750,000	656,250
Micron Technology (B) 5.500%, 02/01/25	1,000,000	968,750

		1,625,000

Telecommunication Services — 5.3%
Frontier Communications 9.250%, 07/01/21	1,000,000	1,040,000
T-Mobile USA 6.125%, 01/15/22	1,000,000	1,045,000
Unison Ground Lease Funding (B) 5.780%, 03/15/20	1,000,000	1,002,990
WCP ISSUER (B) 6.657%, 08/15/20	2,000,000	2,116,520

		5,204,510

Total Corporate Obligations (Cost $27,822,118)		27,351,660

ASSET-BACKED SECURITIES — 25.2%
Automotive — 18.5%
American Credit Acceptance Receivables Trust, Ser 2014-1, Cl D 5.200%, 04/12/21 (B)	1,750,000	1,776,338
American Credit Acceptance Receivables Trust, Ser 2014-2, Cl D 4.960%, 05/10/21 (B)	1,500,000	1,522,051

Description	Face Amount	Value

CarFinance Capital Auto Trust, Ser 2015-1A, Cl E 5.490%, 01/18/22 (B)	$2,250,000	$2,258,906
Carnow Auto Receivables Trust, Ser 2014-1A, Cl D 4.160%, 11/15/18 (B)	3,960,000	3,959,934
CPS Auto Receivables Trust, Ser 2014-C, Cl D 4.830%, 08/17/20 (B)	3,000,000	2,945,601
CPS Auto Receivables Trust, Ser 2013-B, Cl E 6.410%, 09/15/20 (B)	442,221	447,354
CPS Auto Receivables Trust, Ser 2014-C, Cl E 5.910%, 11/15/21 (B)	1,500,000	1,502,559
Exeter Automobile Receivables Trust, Ser 2015-1A, Cl D 5.830%, 12/15/21 (B)	430,000	432,383
Flagship Credit Auto Trust, Ser 2014-1, Cl E 5.710%, 08/16/21 (B)	1,750,000	1,793,202
SNAAC Auto Receivables Trust, Ser 2014-1A, Cl E 4.580%, 04/15/21 (B)	1,500,000	1,499,558

		18,137,886

Other Asset-Backed Securities — 6.7%
Nations Equipment Finance Funding II, Ser 2014-1A, Cl C 5.227%, 09/20/19 (B)	2,847,045	2,869,542
Springleaf Funding Trust, Ser 2015-AA, Cl D 6.310%, 11/15/24 (B)	2,620,000	2,664,189
Westgate Resorts, Ser 2014-1A, Cl C 5.500%, 12/20/26 (B)	1,055,766	1,053,021

		6,586,752

Total Asset-Backed Securities (Cost $24,637,326)		24,724,638

MORTGAGE-BACKED SECURITIES — 11.0%
Commercial Mortgage-Backed Obligations — 11.0%
A10 Securitization, Ser 2013-1, Cl C 4.700%, 11/15/25 (B)	813,000	813,854
A10 Securitization, Ser 2013-1, Cl D 6.410%, 11/15/25 (B)	340,000	340,186
A10 Securitization, Ser 2013-2, Cl D 6.230%, 11/15/27 (B)	490,000	508,525
BAMLL Commercial Mortgage Securities Trust, Ser 2015-ASHF, Cl F 4.187%, 01/15/28 (A) (B)	1,900,000	1,900,000

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

FROST CREDIT FUND

Description	Face Amount/ Shares	Value

Citigroup Commercial Mortgage Trust, Ser 2006-C4, Cl AJ 5.775%, 03/15/49 (A)	$250,000	$256,144
Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser 2005-CD1, Cl D 5.202%, 07/15/44 (A)	250,000	250,879
Credit Suisse Commercial Mortgage Trust, Ser 2008-C1, Cl D 5.973%, 02/15/41 (A) (B)	699,000	634,092
JPMorgan Chase Commercial Mortgage Securities, Ser 2001-CIB2, Cl E 6.613%, 04/15/35 (A) (B)	3,000,000	1,282,134
JPMorgan Chase Commercial Mortgage Securities, Ser 2004-C3, Cl F 5.318%, 01/15/42 (A) (B)	108,468	108,387
Motel 6 Trust, Ser 2015-MTL6, Cl F 5.000%, 02/05/30 (B)	2,750,000	2,676,273
New York Mortgage Securitization Trust, Ser 2013-1, Cl A 5.436%, 08/27/24 (A) (B)	2,000,000	2,010,000

Total Mortgage-Backed Securities (Cost $12,437,761)		10,780,474

MUNICIPAL BOND — 0.4%
California School Finance Authority, RB 7.000%, 08/01/17 (Cost $335,000)	335,000	336,357

CASH EQUIVALENT* — 2.7%
AIM STIT-Government & Agency Portfolio, Private Class, 0.020% (Cost $2,673,501)	2,673,501	2,673,501

Total Investments — 98.6% (Cost $99,199,647)		$96,640,957

Percentages are based on Net Assets of $98,020,286.

*	Rate shown is the 7-day effective yield as of July 31, 2015.
‡	Real Estate Investment Trust
(A)	Variable Rate Security. The rate reported on the Schedule of Investments is the rate in effect as of July 31, 2015.
(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

Cl — Class

CLO — Collateralized Loan Obligation

RB — Revenue Bond

Ser — Series

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

FROST LOW DURATION BOND FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Face Amount	Value

ASSET-BACKED SECURITIES — 30.0%
Automotive — 13.2%
American Credit Acceptance Receivables Trust, Ser 2012-3, Cl C 2.780%, 09/17/18 (A)	$2,000,000	$2,002,750
American Credit Acceptance Receivables Trust, Ser 2013-1, Cl B 2.150%, 02/15/19 (A)	750,000	752,029
Avis Budget Rental Car Funding AESOP, Ser 2011-5A, Cl A 3.270%, 02/20/18 (A)	3,500,000	3,595,725
Capital Auto Receivables Asset Trust, Ser 2013-3, Cl D 3.690%, 02/20/19	1,500,000	1,546,878
Chesapeake Funding, Ser 2012-1A, Cl C 2.188%, 11/07/23 (A) (B)	3,000,000	3,007,133
Chesapeake Funding, Ser 2013-1A, Cl C 1.588%, 01/07/25 (A) (B)	2,000,000	2,000,000
Chesapeake Funding, Ser 2012-2A, Cl D 2.038%, 05/07/24 (A) (B)	2,000,000	2,003,042
Chesapeake Funding, Ser 2013-1A, Cl D 1.988%, 01/07/25 (A) (B)	3,000,000	3,004,756
Chesapeake Funding, Ser 2014-1A, Cl D 1.738%, 03/07/26 (A) (B)	2,000,000	1,993,627
CPS Auto Receivables Trust, Ser 2011-B, Cl A 3.680%, 09/17/18 (A)	250,242	252,178
CPS Auto Receivables Trust, Ser 2015-A, Cl A 1.530%, 07/15/19 (A)	869,332	867,793

Description	Face Amount	Value

Exeter Automobile Receivables Trust, Ser 2013-2A, Cl A 1.490%, 11/15/17 (A)	$206,308	$206,494
Hertz Fleet Lease Funding, Ser 2014-1, Cl D 1.684%, 04/10/28 (B)	2,750,000	2,727,024
Hertz Fleet Lease Funding, Ser 2015-1, Cl D 2.089%, 07/10/29 (A) (B)	4,000,000	3,999,999
Oscar US Funding Trust, Ser 2014-1A, Cl A4 2.550%, 12/15/21 (A)	2,000,000	2,028,200
SMART Trust, Ser 2012-4US, Cl A4B 0.886%, 08/14/18 (B)	1,000,000	996,797

		30,984,425

Credit Cards — 6.5%
American Express Credit Account Master Trust, Ser 2013-1, Cl B 0.887%, 02/16/21 (B)	2,500,000	2,508,121
Capital One Multi-Asset Execution Trust, Ser 2014-A1, Cl A1 0.475%, 11/15/19 (B)	2,760,000	2,759,194
Chase Issuance Trust, Ser 2012-A10, Cl A10 0.447%, 12/16/19 (B)	2,000,000	1,996,856
Golden Credit Card Trust, Ser 2014-2A, Cl A 0.636%, 03/15/21 (A) (B)	3,000,000	2,995,664
Golden Credit Card Trust, Ser 2015-1A, Cl A 0.627%, 02/15/20 (A) (B)	5,000,000	5,005,102

		15,264,937

Other Asset-Backed Securities — 4.3%
Colony American Homes, Ser 2015-1A, Cl C 2.137%, 07/17/32	3,000,000	2,979,178
NCF Dealer Floorplan Master Trust, Ser 2014-1A, Cl C 2.937%, 10/20/20 (A) (B)	3,550,000	3,549,404
Sierra Timeshare Receivables Funding, Ser 2012-1A, Cl B 3.580%, 11/20/28 (A)	190,877	194,036
TAL Advantage V, Ser 2013-1A, Cl B 3.960%, 02/22/38 (A)	3,033,333	3,014,448

		9,737,066

Student Loan — 6.0%
Access Group, Ser 2002-A, Cl A2 1.757%, 09/25/37 (B)	2,150,000	2,036,990
Nelnet Student Loan Trust, Ser 2012-6A, Cl B 1.687%, 08/26/52 (A) (B)	3,000,000	2,765,111

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

FROST LOW DURATION BOND FUND

Description	Face Amount	Value

Nelnet Student Loan Trust, Ser 2013-3A, Cl B 1.687%, 07/25/47 (A) (B)	$4,000,000	$3,776,322
Nelnet Student Loan Trust, Ser 2015-3A, Cl B 1.691%, 07/27/50 (A) (B)	3,000,000	2,634,032
SLM Private Education Loan Trust, Ser 2012-A, Cl A1 1.587%, 08/15/25 (A) (B)	795,459	801,409
SLM Student Loan Trust, Ser 2013-2, Cl B 1.687%, 06/25/43 (B)	2,000,000	1,850,500
South Texas, Higher Education Authority, Ser 2012-1, Cl A1 0.784%, 10/01/20 (B)	477,897	477,467

		14,341,831

Total Asset-Backed Securities (Cost $69,522,103)		70,328,259

U.S. TREASURY OBLIGATIONS — 26.6%
U.S. Treasury Notes 1.625%, 07/31/20	10,000,000	10,036,719
1.500%, 11/30/19 to 05/31/20	30,000,000	30,102,073
1.000%, 02/15/18	4,000,000	4,014,064
0.875%, 11/15/17	1,000,000	1,002,422
0.750%, 12/31/17	5,000,000	4,992,580
0.625%, 04/30/18	9,000,000	8,926,805
0.500%, 07/31/17	3,000,000	2,989,218

Total U.S. Treasury Obligations (Cost $61,788,953)		62,063,881

MORTGAGE-BACKED SECURITIES — 17.4%
Agency Residential Mortgage-Backed Obligations — 10.0%
FHLMC 1.998%, 02/01/37 (B)	2,112,665	2,224,564
FHLMC REMIC, Ser 2010-3747, Cl UF 0.662%, 10/15/40 (B)	4,800,511	4,848,401
FNMA REMIC, Ser 2011-84, Cl F 0.537%, 01/25/40 (B)	4,770,868	4,791,135
GNMA REMIC, Ser 2009-108, Cl WG 4.000%, 09/20/38	1,990,471	2,077,723
GNMA REMIC, Ser 2011-125, Cl BG 2.250%, 12/20/30	1,762,569	1,795,399
GNMA, Ser 2009-70, Cl PD 5.000%, 05/20/38	2,632,781	2,706,683
GNMA, Ser 2010-80, Cl F 0.581%, 04/20/40 (B)	951,772	956,003
GNMA, Ser 2011-50, Cl DK 2.500%, 02/20/40	3,815,318	3,896,329

		23,296,237

Commercial Mortgage-Backed Obligations — 7.4%
Credit Suisse First Boston Mortgage Securities, Ser 2005-C2, Cl AMFL 0.436%, 04/15/37 (B)	3,817,040	3,790,749

Description	Face Amount	Value

Credit Suisse Mortgage Trust, Ser 2015-DEAL, Cl C 2.337%, 04/15/29 (A) (B)	$3,000,000	$2,988,756
FREMF Mortgage Trust, Ser 2013-KF02, Cl B 3.187%, 12/25/45 (A) (B)	868,310	893,111
Hilton USA Trust, Ser 2014-ORL, Cl D 2.190%, 07/15/29 (A) (B)	4,000,000	4,000,027
Impact Funding, Ser 2001-A, Cl A 5.933%, 07/25/33	579,664	632,413
Latitude Management Real Estate, Ser 2015-CRE1, Cl B 3.687%, 02/22/32 (A) (B)	1,000,000	1,004,900
Velocity Commercial Capital Loan Trust, Ser 2014-1, Cl A 2.187%, 09/25/44 (A) (B)	2,177,682	2,127,595
WFCG Commercial Mortgage Trust, Ser 2015-BXRP, Cl D 2.758%, 11/15/29 (A) (B)	1,928,162	1,920,405

		17,357,956

Total Mortgage-Backed Securities (Cost $40,487,449)		40,654,193

CORPORATE OBLIGATIONS — 11.2%
Consumer Discretionary — 1.3%
Coca-Cola HBC Finance BV 5.500%, 09/17/15	3,000,000	3,012,495

Energy — 3.8%
BP AMI Leasing (A) 5.523%, 05/08/19	3,000,000	3,345,342
Noble Holding International 4.000%, 03/16/18	1,000,000	998,469
3.050%, 03/01/16	1,500,000	1,503,850
Petrobras International Finance 3.500%, 02/06/17	3,250,000	3,186,203

		9,033,864

Financials — 6.1%
American Tower‡ 3.400%, 02/15/19	1,000,000	1,022,787
Bank of America MTN (B) 1.911%, 01/14/21	1,000,000	1,020,000
Credit Suisse NY (B) 0.975%, 04/27/18	2,000,000	1,993,466
JPMorgan Chase MTN (B) 0.801%, 08/17/22	1,250,000	1,184,000
Kayne Anderson MLP Investment (B) 1.536%, 08/19/16	8,000,000	7,995,656
Morgan Stanley MTN (B) 3.992%, 12/15/19	1,000,000	1,002,500

		14,218,409

Total Corporate Obligations (Cost $25,995,263)		26,264,768

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

FROST LOW DURATION BOND FUND

Description	Face Amount/ Shares	Value

COLLATERALIZED LOAN OBLIGATIONS — 8.9%
Newstar Trust, Ser 2012-2A, Cl A 2.175%, 01/20/23 (A) (B)	$5,000,000	$4,998,955
OZLM Funding, Ser 2013-4A, Cl A2 2.025%, 07/22/25 (A) (B)	5,000,000	4,883,185
Sudbury Mill CLO, Ser 2013-1A, Cl A1 1.724%, 01/17/26 (A) (B)	6,000,000	5,970,306
Voya CLO, Ser 2013-3A, Cl A2 2.057%, 01/18/26 (A) (B)	5,000,000	4,878,665

Total Collateralized Loan Obligations (Cost $20,941,729)		20,731,111

MUNICIPAL BONDS — 2.3%
Dallas County Schools, Taxable Public Property Finance, GO 3.450%, 12/01/22	1,570,000	1,517,483
3.200%, 12/01/21	1,580,000	1,525,095
Illinois State, Build America Bonds, GO 5.090%, 04/01/17	2,300,000	2,397,727

Total Municipal Bonds (Cost $5,425,335)		5,440,305

SOVEREIGN DEBT — 2.2%
Kingdom of Denmark 0.875%, 03/20/17 (Cost $5,004,755)	5,000,000	5,013,050

CASH EQUIVALENT* — 1.3%
AIM STIT-Government & Agency Portfolio, Private Class, 0.020% (Cost $3,078,661)	3,078,661	3,078,661

Total Investments — 99.9% (Cost $232,244,248)		$233,574,228

Percentages are based on Net Assets of $233,929,275.

*	Rate shown is the 7-day effective yield as of July 31, 2015.
‡	Real Estate Investment Trust
(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(B)	Variable Rate Security. The rate reported on the Schedule of Investments is the rate in effect as of July 31, 2015.

AESOP — Auto Employee Stock Ownership Plan

Cl — Class

CLO — Collateralized Loan Obligation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

MLP — Master Limited Partnership

MTN — Medium Term Note

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

FROST MUNICIPAL BOND FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Face Amount	Value

MUNICIPAL BONDS — 98.2%
Alaska — 0.4%
Anchorage, Ser D, GO, NATL Callable 09/03/15 @ 100 5.000%, 06/01/18	$1,000,000	$1,004,070

Arizona — 1.1%
Maricopa County, Unified School District No. 41 Gilbert, GO 4.000%, 07/01/19	1,150,000	1,267,725
Pima County, Street and Highway Revenue Authority, RB 3.000%, 07/01/19	1,190,000	1,272,181

		2,539,906

Arkansas — 0.2%
University of Arkansas, RB 3.000%, 11/01/18	375,000	398,378

California — 2.5%
California State, GO 5.000%, 04/01/18	2,000,000	2,220,060
California State, Municipal Finance Authority, Ser A, RB 5.000%, 03/01/25	1,875,000	1,904,906
California State, School Finance Authority, RB Callable 02/01/24 @ 100 5.350%, 08/01/24	600,000	667,200
Golden State, Tobacco Securitization, Ser A, RB 4.000%, 06/01/21	1,000,000	1,119,690

		5,911,856

Description	Face Amount	Value

Colorado — 1.8%
Adams County, School District No. 14, GO, AGM (A) Pre-Refunded @ 100 5.125%, 12/01/16	$1,000,000	$1,062,390
Boulder Valley, School District No. Re-2 Boulder, Ser B, GO 4.000%, 12/01/18	2,000,000	2,195,140
Highlands Ranch, Metropolitan District No. 2, GO, NATL Callable 09/03/15 @ 100 4.100%, 06/15/18	1,000,000	1,003,060

		4,260,590

Connecticut — 1.5%
Connecticut State, Ser B, GO Callable 06/15/25 @ 100 5.000%, 06/15/29	3,000,000	3,481,470

District of Columbia — 1.3%
District of Columbia, RB 4.000%, 10/01/20	305,000	309,541
4.000%, 10/01/22	895,000	888,905
District of Columbia, Ser A, GO, AGM Callable 06/01/17 @ 100 4.750%, 06/01/31	1,750,000	1,847,003

		3,045,449

Florida — 2.6%
Florida State, Department of Education, Ser A, RB Callable 07/01/20 @ 101 4.375%, 07/01/30	2,000,000	2,114,760
Florida State, Housing Finance, Homeowner Mortgage Special Program, Ser A, RB, GNMA/FNMA/FHLMC Callable 01/01/20 @ 100 5.000%, 07/01/28	880,000	934,525
Orlando, Capital Improvement Project, Ser A, RB 3.000%, 04/01/18	1,750,000	1,845,918
Southeast Overtown Park West, Community Redevelopment Agency, Ser A-1, TA 5.000%, 03/01/17	1,285,000	1,356,703

		6,251,906

Georgia — 0.4%
De Kalb County, Special Transportation, Parks & Greenspace Project, GO Callable 12/01/15 @ 100 5.000%, 12/01/18	1,000,000	1,015,670

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

FROST MUNICIPAL BOND FUND

Description	Face Amount	Value

Illinois — 6.3%
Chicago, Board of Education, Ser F, GO Callable 12/01/20 @ 100 5.000%, 12/01/21	$3,090,000	$2,958,953
Chicago, O’Hare International Airport, Ser B, RB Callable 01/01/21 @ 100 5.500%, 01/01/31	1,030,000	1,175,745
Chicago, Ser A, GO 5.000%, 01/01/22	1,000,000	1,014,750
4.000%, 01/01/20	900,000	893,862
Illinois State, GO 5.000%, 07/01/19	500,000	539,560
Illinois State, GO, AGM Callable 10/01/17 @ 100 5.000%, 04/01/19	1,000,000	1,054,760
Illinois State, GO, AMBAC Callable 09/03/15 @ 100 5.000%, 04/01/16	1,495,000	1,499,933
Illinois State, Ser A, GO 3.000%, 01/01/18	2,050,000	2,081,590
Railsplitter Tobacco Settlement Authority, RB 5.250%, 06/01/20	2,410,000	2,767,379
Southern Illinois University, Ser A, RB, NATL 5.250%, 04/01/21	1,000,000	1,145,160

		15,131,692

Indiana — 0.6%
Franklin Township, School Building, RB, AMBAC Callable 01/15/17 @ 100 5.000%, 01/15/29	1,300,000	1,367,080

Iowa — 2.2%
Coralville, Ser D, COP 5.250%, 06/01/16	500,000	506,235
Coralville, Ser D, COP Callable 06/01/16 @ 100 5.250%, 06/01/17	250,000	253,137
Coralville, Urban Renewal Tax Increment, Ser C, TA Callable 06/01/17 @ 100 5.000%, 06/01/18	1,125,000	1,127,846
Hardin County, GO 2.500%, 06/01/17	680,000	699,985
2.500%, 06/01/18	785,000	814,265
2.500%, 06/01/19	925,000	964,719

Description	Face Amount	Value

Iowa State, University of Science & Technology, Science and Athletic Facilities Project, Ser I, RB 2.000%, 07/01/17	$780,000	$798,970

		5,165,157

Kentucky — 0.5%
Fayette County, School District Finance, Ser B, RB 2.000%, 07/01/16	1,080,000	1,094,602

Maryland — 1.0%
Anne Arundel County, Water & Sewer Authority, Consolidated Water & Sewer Project, GO Callable 04/01/18 @ 100 4.700%, 04/01/36	1,000,000	1,050,460
Maryland State, Economic Development, RB 3.000%, 07/01/16	250,000	253,767
Maryland State, State Local Facilities, Ser A, GO (A) Pre-Refunded @ 100 4.000%, 03/01/17	1,000,000	1,053,890

		2,358,117

Massachusetts — 0.4%
Fall River, GO 2.000%, 12/01/24	1,015,000	970,096

Michigan — 0.9%
Taylor, Brownfield Redevelopment Authority, RB, NATL Callable 05/01/24 @ 100 4.000%, 05/01/28	1,175,000	1,148,833
Taylor, Tax Increment Finance Authority, Ser A, TA, AGM 3.000%, 05/01/19	1,025,000	1,056,847

		2,205,680

Minnesota — 0.5%
Minnesota State, Housing Finance Agency, Ser A, RB, GNMA Callable 07/01/22 @ 100 2.600%, 09/01/42	1,174,289	1,126,883

Mississippi — 0.3%
Mississippi State, Ser S, COP Callable 10/15/15 @ 100 1.250%, 04/15/16	800,000	801,184

Missouri — 1.3%
Saint Louis, Municipal Finance, City Justice Center Project, RB 5.000%, 02/15/17	1,275,000	1,355,172

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

FROST MUNICIPAL BOND FUND

Description	Face Amount	Value

Saint Louis, Municipal Finance, RB, AGM 5.000%, 07/15/22	$1,575,000	$1,797,831

		3,153,003

New Mexico — 0.6%
Bernalillo County, Ser A, GO Callable 08/01/17 @ 100 4.000%, 08/01/19	300,000	317,691
New Mexico State, Severance Tax, Ser A-1, RB Callable 07/01/17 @ 100 2.750%, 07/01/20	1,000,000	1,025,920

		1,343,611

New York — 3.5%
New York City, Ser D, GO Callable 02/01/23 @ 100 5.000%, 08/01/27	2,400,000	2,772,960
New York City, Ser P, GO, NATL Callable 09/03/15 @ 100 5.000%, 08/01/18	235,000	235,956
New York City, Ser P, GO, NATL (A) Pre-Refunded @ 100 5.000%, 08/01/15	765,000	765,000
New York State, Dormitory Authority, RB 4.000%, 09/01/15	1,335,000	1,338,631
New York State, Thruway Authority, Ser H, RB, NATL 4.000%, 01/01/18	1,000,000	1,075,680
Niagara County, Tobacco Asset Securitization, RB 5.000%, 05/15/20	350,000	397,390
5.000%, 05/15/21	300,000	343,071
Suffolk County, Public Improvement Project, Ser B, GO, NATL Callable 11/01/15 @ 100 4.375%, 11/01/18	1,400,000	1,411,620

		8,340,308

Ohio — 1.9%
Ohio State, Air Quality Development, RB 2.250%, 08/01/29	750,000	753,473
Ohio State, Higher Educational Facility Commission, RB 5.000%, 12/01/23	445,000	531,837
5.000%, 12/01/24	690,000	829,484
Ohio State, Ser A, GO 3.000%, 02/01/19	2,190,000	2,338,285

		4,453,079

Description	Face Amount	Value

Oklahoma — 1.2%
Cleveland County, Independent School District No. 29 Norman, GO 1.500%, 03/01/17	$2,000,000	$2,025,920
Oklahoma State, Housing Finance Agency, RB, GNMA Callable 03/01/23 @ 100 3.750%, 03/01/44	925,847	931,578

		2,957,498

Oregon — 0.4%
Oregon State, Board of Higher Education Project, GO Callable 08/01/17 @ 100 4.500%, 08/01/32	445,000	466,952
Oregon State, Board of Higher Education Project, GO (A) Pre-Refunded @ 100 4.500%, 08/01/32	555,000	597,019

		1,063,971

Pennsylvania — 0.2%
Philadelphia, Ser A, GO 5.000%, 07/15/20	500,000	574,670

Puerto Rico — 1.0%
Commonwealth of Puerto Rico, Electric Power Authority, Ser UU, RB (B) Callable 07/01/17 @ 100 0.864%, 07/01/25	2,000,000	1,090,000
Commonwealth of Puerto Rico, Ser A, GO 5.500%, 07/01/18	1,825,000	1,315,077

		2,405,077

Rhode Island — 0.7%
Providence, Ser A, GO 5.000%, 07/15/18	1,500,000	1,645,830

Tennessee — 2.2%
Memphis, Ser A, GO 2.000%, 04/01/19	2,000,000	2,060,500
Memphis-Shelby County, Sports Authority, Ser A, RB Callable 11/01/19 @ 100 5.000%, 11/01/22	1,800,000	2,020,104
Tennessee State, Housing Development Agency, RB Callable 01/01/22 @ 100 2.750%, 01/01/24	460,000	459,995
2.750%, 07/01/24	330,000	330,964
Tennessee State, Housing Development Agency, Ser 2B, RB 2.350%, 01/01/21	370,000	375,091

		5,246,654

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

FROST MUNICIPAL BOND FUND

Description	Face Amount	Value

Texas — 55.2%
Alamo, Community College District, Ser A, RB 3.000%, 11/01/19	$2,000,000	$2,133,780
Andrews County, Hospital District, GO 2.750%, 03/15/20	1,250,000	1,292,600
Andrews County, Hospital District, GO, AGM 2.500%, 03/15/19	1,215,000	1,255,399
Arlington, Special Tax Revenue, RB Callable 02/15/19 @ 100 5.000%, 08/15/28	250,000	273,142
Austin, Independent School District, GO Callable 08/01/19 @ 100 4.125%, 08/01/21	1,000,000	1,092,960
Austin, Independent School District, GO, PSF-GTD Callable 08/01/20 @ 100 5.000%, 08/01/21	500,000	579,275
Austin, Water & Wastewater System, Ser A, RB, AMBAC 5.000%, 11/15/19	1,000,000	1,153,280
Bastrop, Independent School District, School Building Project, GO, AGM Callable 02/15/19 @ 100 5.000%, 02/15/34	1,000,000	1,061,830
Bastrop, Independent School District, School Building Project, GO, PSF-GTD (A) Pre-Refunded @ 100 5.250%, 02/15/32	500,000	535,520
Bayport Area, Gulf Coast Waste Disposal Authority, RB, AGM 5.000%, 10/01/21	250,000	290,780
5.000%, 10/01/22	200,000	233,650
Beaumont, Independent School District, School Building Project, GO, PSF-GTD Callable 02/15/17 @ 100 5.000%, 02/15/33	500,000	530,060
Capital Area, Cultural Education Facilities Finance, Roman Catholic Diocese, RB 5.125%, 04/01/20	685,000	777,619
Central Texas, Turnpike System, Ser C, RB 5.000%, 08/15/24	750,000	873,240
Clifton, Higher Education Finance, Idea Public Schools Project, RB 4.800%, 08/15/21	500,000	553,440
Clifton, Higher Education Finance, RB, PSF-GTD 5.000%, 08/15/24	1,185,000	1,428,944

Description	Face Amount	Value

Clifton, Higher Education Finance, RB, PSF-GTD Callable 08/15/24 @ 100 5.000%, 08/15/25	$700,000	$836,668
Clifton, Higher Education Finance, Ser A, RB 3.375%, 12/01/24	2,000,000	1,969,200
College Station, GO Callable 02/15/18 @ 100 4.500%, 02/15/27	1,730,000	1,835,236
4.000%, 02/15/19	1,000,000	1,071,830
College Station, GO (A) Pre- Refunded @ 100 4.500%, 02/15/27	160,000	179,142
Conroe, Industrial Development, RB, AGM 4.000%, 09/01/18	595,000	642,886
Corpus Christi, GO 4.000%, 03/01/19	1,010,000	1,109,293
Dallas Area, Rapid Transit, Ser A, RB 5.000%, 12/01/22	1,000,000	1,198,240
Dallas County, Schools Tax, GO 4.000%, 06/01/19	1,500,000	1,569,765
3.000%, 06/01/19	940,000	926,455
Dallas County, Schools Tax, RB Callable 06/01/16 @ 100 3.000%, 06/01/18	825,000	823,828
2.750%, 06/01/17	800,000	800,616
Dallas, GO (A) Pre-Refunded @ 100 5.000%, 02/15/18	1,000,000	1,103,480
Dallas, GO, NATL (A) Pre-Refunded @ 100 4.250%, 02/15/22	845,000	891,703
Dallas, GO, NATL Callable 02/15/17 @ 100 4.250%, 02/15/22	165,000	173,496
Dallas, Ser B, RB 5.000%, 11/01/19	1,395,000	1,600,609
Dallas, Ser F, RB Callable 11/01/23 @ 100 5.250%, 11/01/30	2,000,000	2,315,540
Denton, Independent School District, GO Callable 08/15/19 @ 100 5.000%, 08/15/27	1,000,000	1,096,470
Downtown Redevelopment Authority, TA, BAM Callable 09/01/25 @ 100 5.000%, 09/01/29	1,000,000	1,121,070
Downtown Redevelopment Authority, TA, BAM 5.000%, 09/01/25	1,000,000	1,161,540
El Paso, GO Callable 08/15/19 @ 100 5.500%, 08/15/34	1,000,000	1,140,840

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

FROST MUNICIPAL BOND FUND

Description	Face Amount	Value

Elkhart, Independent School District, School Building Project, GO, AGM Callable 08/15/19 @ 100 4.625%, 08/15/30	$665,000	$724,305
Forney, Independent School District, School Building Project, GO, PSF-GTD Callable 08/15/17 @ 100 5.000%, 08/15/38	1,000,000	1,072,610
Fort Bend County, Municipal Utility District No. 25, GO, AGM (A) Pre-Refunded @ 100 5.600%, 10/01/36	1,000,000	1,056,630
Frisco, Independent School District, School Building Project, Ser A, GO, PSF-GTD Callable 08/15/17 @ 100 5.000%, 08/15/27	500,000	540,070
Galveston County, GO 3.000%, 02/01/19	600,000	638,922
Garland, Independent School District, Ser A, GO, PSF-GTD Callable 09/03/15 @ 100 3.000%, 02/15/19	350,000	350,784
Grand Prairie, Independent School District, School Building Project, Ser A, GO, PSF-GTD (A) Pre-Refunded @ 100 5.000%, 02/15/32	1,000,000	1,066,740
Greenville, Electric Utility System, RB Callable 02/15/19 @ 100 5.000%, 02/15/20	1,000,000	1,107,840
Harris County, Cultural Education Facilities Finance, Texas Children’s Hospital Project, RB Callable 10/01/19 @ 100 5.500%, 10/01/39	1,000,000	1,141,270
Houston, Higher Education Finance, Ser A, RB, PSF-GTD 4.000%, 02/15/21	940,000	1,050,469
4.000%, 02/15/22	1,005,000	1,124,193
Houston, Independent School District, GO, PSF-GTD 5.000%, 02/15/23	2,500,000	2,998,025
Hurst, Waterworks and Sewer System, GO Callable 08/15/18 @ 100 5.000%, 08/15/36	1,000,000	1,091,710
Irving, Hotel Occupancy Project, GO Callable 02/15/19 @ 100 5.000%, 08/15/39	1,280,000	1,418,944
Irving, Independent School District, School Building Project, GO, PSF-GTD (A) Pre-Refunded @ 100 5.000%, 02/15/17	500,000	533,610

Description	Face Amount	Value

Kaufman County, GO, AGM 3.000%, 02/15/22	$1,670,000	$1,733,276
Klein, Independent School District, Schoolhouse Project, GO Callable 08/01/19 @ 100 5.000%, 08/01/34	855,000	958,352
La Vernia, Higher Education Finance, Ser A, RB 4.200%, 08/15/25	750,000	751,575
La Vernia, Higher Education Finance, Ser A, RB Callable 08/15/24 @ 100 5.250%, 08/15/35	3,435,000	3,430,706
Love Field, Airport Modernization, Southwest Airlines Project, RB Callable 11/01/20 @ 100 5.250%, 11/01/40	2,500,000	2,722,275
Mesquite, Independent School District No. 1, School Building Project, GO Callable 08/15/19 @ 100 4.375%, 08/15/26	560,000	622,782
Navarro County, Junior College District, RB, AGM 3.000%, 05/15/19	550,000	574,486
2.250%, 05/15/18	880,000	899,923
New Hope, Cultural Education Facilities, RB 5.000%, 04/01/21	355,000	389,020
4.000%, 04/01/17	135,000	139,424
4.000%, 04/01/19	200,000	209,798
4.000%, 04/01/20	210,000	220,569
North East, Independent School District, Ser B, GO, PSF-GTD 5.000%, 02/01/22	1,330,000	1,576,649
5.000%, 02/01/23	1,410,000	1,690,097
North Harris County, Regional Water Authority, RB 3.000%, 12/15/20	2,015,000	2,159,556
North Texas, Tollway Authority, RB (A) Pre-Refunded @ 100 5.750%, 01/01/18	1,000,000	1,115,680
North Texas, Tollway Authority, Ser C, RB Callable 01/01/19 @ 100 5.250%, 01/01/20	1,250,000	1,408,213
Northside, Independent School District, GO, PSF-GTD (B) 1.350%, 06/01/33	2,825,000	2,831,243
Olmos Park, Higher Education Facilities, RB 2.000%, 12/01/18	3,000,000	3,064,620

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

FROST MUNICIPAL BOND FUND

Description	Face Amount	Value

Pharr/San Juan/Alamo, Independent School District, School Building Project, GO, PSF-GTD (A) Pre-Refunded @ 100 5.000%, 02/01/33	$1,000,000	$1,099,550
Plano, GO Callable 09/01/15 @ 100 4.100%, 09/01/19	730,000	732,409
Pleasant Grove, Independent School District, GO, PSF-GTD (A) Pre-Refunded @ 100 5.250%, 02/15/17	1,000,000	1,071,680
Polk County, GO, AGM 3.000%, 08/15/19	1,150,000	1,223,899
Richardson, Independent School District, Ser B, GO 5.000%, 02/15/22	500,000	591,765
Round Rock, Independent School District, School Building Project, GO Callable 08/01/18 @ 100 5.000%, 08/01/28	1,000,000	1,105,500
Royal, Independent School District, School Building Project, GO, PSF-GTD Callable 02/15/17 @ 100 4.500%, 02/15/28	400,000	421,568
San Angelo, Independent School District, School Building Project, Ser A, GO, AGM (A) Pre-Refunded @ 100 5.250%, 02/15/19	1,110,000	1,269,141
San Antonio, Education Facilities, RB Callable 06/01/23 @ 100 5.000%, 06/01/25	1,200,000	1,399,044
San Antonio, GO 5.000%, 02/01/22	1,640,000	1,946,352
San Antonio, Public Facilities, RB Callable 09/15/22 @ 100 5.000%, 09/15/23	500,000	587,575
5.000%, 09/15/26	3,000,000	3,464,790
San Antonio, Water System Revenue, RB Callable 11/15/18 @ 100 5.375%, 05/15/39	500,000	557,100
San Antonio, Water System Revenue, RB 4.000%, 05/15/19	500,000	553,330
San Antonio, Water System Revenue, Ser B, RB 5.000%, 05/15/24	500,000	605,430

Description	Face Amount	Value

San Benito, Consolidated Independent School District, School Building Project, GO, PSF-GTD Callable 02/15/18 @ 100 5.000%, 02/15/33	$1,000,000	$1,083,320
San Jacinto, Community College District, GO 3.000%, 02/15/19	1,795,000	1,902,610
San Marcos, Tax & Toll Revenue, GO, AGM (A) Pre-Refunded @ 100 5.125%, 08/15/17	600,000	653,628
Sienna Plantation Levee, Improvement District, GO, BAM 4.000%, 09/01/19	500,000	553,085
Spring Branch, Independent School District, Schoolhouse Project, GO, PSF-GTD Callable 02/01/17 @ 100 5.250%, 02/01/38	1,000,000	1,060,840
Texas A&M University, Permanent University Fund, RB Callable 07/01/21 @ 100 4.000%, 07/01/22	1,850,000	2,067,579
Texas A&M University, Permanent University Fund, Ser B, RB Callable 07/01/25 @ 100 5.000%, 07/01/34	1,000,000	1,148,230
Texas City, Industrial Development, Arco Pipe Line Company Project, RB 7.375%, 10/01/20	500,000	630,365
Texas State, College Student Loan, GO Callable 08/01/20 @ 100 5.000%, 08/01/21	1,000,000	1,172,640
4.625%, 08/01/30	1,200,000	1,331,088
Texas State, Department of Housing & Community Affairs, Ser B, RB, GNMA Callable 01/01/21 @ 100 4.050%, 07/01/26	740,000	778,576
Texas State, Highway Improvement, GO 5.000%, 04/01/22	2,500,000	2,983,975
Texas State, Public Finance Authority, Cosmos Foundation, Ser A, RB (A) Pre-Refunded @ 100 6.000%, 02/15/30	750,000	902,355
Texas State, Public Finance Authority, Financing System, Texas Southern University, RB 5.625%, 05/01/21	1,440,000	1,621,224
5.375%, 05/01/20	1,365,000	1,514,072
5.250%, 05/01/19	1,300,000	1,418,573

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

FROST MUNICIPAL BOND FUND

Description	Face Amount	Value

Texas State, Public Finance Authority, New Frontiers School, Ser A, RB Callable 08/15/20 @ 100 5.800%, 08/15/40	$1,100,000	$1,185,888
Texas State, Public Finance Authority, RB, BAM 5.000%, 11/01/21	1,400,000	1,567,286
Texas State, Ser A, GO 5.000%, 10/01/21	1,000,000	1,192,880
Texas State, University System, Ser A, RB 5.000%, 03/15/21	1,000,000	1,173,980
Texas State, Water Financial Assistance, Ser B, GO Callable 08/01/18 @ 100 5.000%, 08/01/26	2,010,000	2,236,487
Titus County, Pass-Through Toll Project, Ser A, GO 4.000%, 03/01/18	555,000	588,633
Titus County, Pass-Through Toll Project, Ser B, GO 4.000%, 03/01/18	1,185,000	1,256,811
Tyler, Independent School District, School Building Project, GO (A) Pre-Refunded @ 100 5.000%, 02/15/27	500,000	550,415
University of North Texas, Financing System Project, RB Callable 04/15/18 @ 100 5.000%, 04/15/28	500,000	546,325
Upper Trinity, Regional Water District, RB, AGM 4.000%, 08/01/17	250,000	264,830
3.000%, 08/01/19	250,000	264,753
Waco, Health Facilities Development, Hillcrest Health System Project, Ser A, RB, NATL, FHA (A) Pre-Refunded @ 100 5.000%, 08/01/16	1,000,000	1,046,050
Waller, Independent School District, School Building Project, GO, PSF-GTD Callable 02/15/18 @ 100 5.500%, 02/15/33	1,000,000	1,098,330
Wylie, GO Callable 02/15/18 @ 100 5.000%, 02/15/28	1,000,000	1,085,860

		131,557,613

Utah — 1.0%
Utah State, GO 5.000%, 07/01/19	2,000,000	2,302,340

Description	Face Amount/ Shares	Value

Virginia — 3.2%
Fairfax County, Sewer Authority, RB Callable 07/15/19 @ 100 4.000%, 07/15/25	$1,500,000	$1,598,910
Virginia Commonwealth, Housing Development Authority, Ser A, RB Callable 01/01/22 @ 100 2.100%, 07/01/22	895,000	888,735
Virginia Commonwealth, Housing Development Authority, Sub-Ser C-3, RB 2.150%, 04/01/21	3,000,000	3,039,360
Virginia Commonwealth, Transportation Board, RB 4.000%, 03/15/19	2,000,000	2,203,420

		7,730,425

Washington — 0.4%
Everett, Public Facilities District, Ser A, RB 5.000%, 12/01/17	900,000	968,454

Wisconsin — 0.9%
Wisconsin State, Ser B, GO Callable 05/01/21 @ 100 4.500%, 05/01/31	2,000,000	2,194,620

Total Municipal Bonds (Cost $227,784,481)		234,066,939

CASH EQUIVALENT* — 0.7%
AIM STIT-Government & Agency Portfolio, Private Class, 0.020% (Cost $ 1,794,936)	1,794,936	1,794,936

Total Investments — 98.9% (Cost $229,579,417)		$235,861,875

Percentages are based on Net Assets of $238,470,700.

*	Rate shown is the 7-day effective yield as of July 31, 2015.
(A)	Pre-Refunded Securities — The maturity date shown is the pre-refunded date.
(B)	Variable Rate Security — The rate reflected on the Schedule of Investments is the rate in effect on July 31, 2015.

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

BAM — Build America Mutual

COP — Certificate of Participation

FHA — Federal Housing Administration

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

NATL — National Public Finance Guaranty Corporation

PSF-GTD —Texas Public School Fund Guarantee

RB — Revenue Bond

Ser — Series

TA — Tax Allocation

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

FROST KEMPNER TREASURY AND INCOME FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Face Amount/ Shares	Value

U.S. TREASURY OBLIGATIONS — 74.6%
U.S. Treasury Inflationary Protection Securities 3.625%, 04/15/28	$1,060,079	$1,444,772
2.625%, 07/15/17	798,590	846,194
2.500%, 07/15/16 to 01/15/29	2,148,924	2,403,579
2.375%, 01/15/25	1,072,352	1,256,243
2.125%, 02/15/40	949,507	1,179,243
1.750%, 01/15/28	1,487,020	1,688,465
1.375%, 07/15/18 to 01/15/20	3,350,494	3,534,446

Total U.S. Treasury Obligations (Cost $11,192,986)		12,352,942

CASH EQUIVALENT* — 25.4%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Shares, 0.000% (Cost $4,215,225)	4,215,225	4,215,225

Total Investments — 100.0% (Cost $15,408,211)		$16,568,167

Percentages are based on Net Assets of $16,571,929.

*	Rate shown is the 7-day effective yield as of July 31, 2015.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

STATEMENTS OF ASSETS AND LIABILITIES

	Growth Equity Fund	Value Equity Fund	Kempner Multi-Cap Deep Value Equity Fund	Mid Cap Equity Fund

Assets:
Investments at Value	$453,557,807	$330,805,989	$152,045,337	$16,332,247
Receivable for Capital Shares Sold	264,957	302,588	562	255,246
Dividends and Interest Receivable	95,496	339,717	136,591	1,689
Prepaid Expenses	18,076	17,716	16,035	14,527

Total Assets	453,936,336	331,466,010	152,198,525	16,603,709

Liabilities:
Payable Due to Investment Adviser	246,394	178,719	76,770	12,588
Payable for Capital Shares Redeemed	69,022	73,256	33	8,029
Payable Due to Administrator	33,507	24,304	11,501	1,236
Payable Due to Distributor	13,372	8,904	4,253	113
Payable Due to Trustees	4,338	3,182	1,535	169
Chief Compliance Officer Fees Payable	1,578	1,157	558	61
Professional Fees Payable	23,786	23,178	22,313	21,596
Income Distribution Payable	—	—	7,295	—
Other Accrued Expenses	24,639	18,885	11,570	6,319

Total Liabilities	416,636	331,585	135,828	50,111

Net Assets	$453,519,700	$331,134,425	$152,062,697	$16,553,598

NET ASSETS:
Paid-in Capital	$232,725,405	$259,101,694	$141,116,255	$9,382,269
Undistributed Net Investment Income (Accumulated Net Investment Loss)	376,637	—	4,024	(120,685)
Accumulated Net Realized Gain on Investments	30,461,372	28,341,208	9,591,072	3,137,137
Net Unrealized Appreciation on Investments	189,956,286	43,691,523	1,351,346	4,154,877

Net Assets	$453,519,700	$331,134,425	$152,062,697	$16,553,598

Institutional Class Shares:
Net Assets	$388,997,554	$273,296,912	$130,790,876	$15,970,576
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	24,919,152	24,395,889	12,557,870	1,163,379
Net Asset Value, Offering and Redemption Price Per Share	$15.61	$11.20	$10.42	$13.73

Investor Class Shares‡:
Net Assets	$64,522,146	$57,837,513	$21,271,821	$583,022
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	4,154,831	5,167,389	2,044,489	42,724
Net Asset Value, Offering and Redemption Price Per Share	$15.53	$11.19	$10.40	$13.65

Cost of Investments	$263,601,521	$287,114,466	$150,693,991	$12,177,370

‡	Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. The share class change had no impact on the Funds’ operations or investment policy.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

STATEMENTS OF ASSETS AND LIABILITIES

	International Equity Fund	Natural Resources Fund	Cinque Large Cap Buy-Write Equity Fund	Conservative Allocation Fund

Assets:
Investments at Value	$59,583,020	$26,929,988	$65,777,331	$1,953,233
Affiliated Investments at Value	—	—	—	1,284,574
Unrealized Gain on Forward Foreign Currency Contracts	102,367	—	—	—
Unrealized Gain on Spot Foreign Currency Contracts	147	—	—	—
Purchased Equity Options	—	—	84,750	—
Receivable for Investment Securities Sold	544,086	—	—	32,573
Receivable for Capital Shares Sold	167,155	1,299	85,926	875
Dividends and Interest Receivable	32,706	43,188	56,126	2,716
Receivable from Investment Adviser	—	—	—	3,728
Foreign Tax Reclaim Receivable	201,731	—	—	—
Prepaid Expenses	14,508	23,076	13,203	8,040

Total Assets	60,645,720	26,997,551	66,017,336	3,285,739

Liabilities:
Written Equity Options	—	—	151,800	—
Unrealized Loss on Forward Foreign Currency Contracts	5,338	—	—	—
Payable for Investment Securities Purchased	164,797	147,185	—	—
Payable Due to Investment Adviser	38,045	21,382	22,020	—
Payable for Capital Shares Redeemed	—	18,261	89,199	51
Payable Due to Administrator	4,484	2,363	4,896	245
Payable Due to Trustees	588	331	643	33
Chief Compliance Officer Fees Payable	214	120	234	12
Professional Fees Payable	21,816	21,681	21,845	21,524
Payable Due to Distributor	2,839	699	1,602	631
Other Accrued Expenses	24,915	6,970	8,580	3,578

Total Liabilities	263,036	218,992	300,819	26,074

Net Assets	$60,382,684	$26,778,559	$65,716,517	$3,259,665

NET ASSETS:
Paid-in Capital	$59,426,852	$40,090,936	$55,884,697	$3,653,794
Undistributed Net Investment Income	1,012,095	269,460	31,278	—
Accumulated Net Realized Gain (Loss) on Investments, Purchased Options, Written Options and Foreign Currency Transactions	(2,555,980)	(11,936,238)	1,165,958	(390,470)
Net Unrealized Appreciation (Depreciation) on Investments, Purchased Options and Written Options	2,415,918	(1,645,599)	8,634,584	(3,659)
Net Unrealized Appreciation on Foreign Currency Contracts, Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	83,799	—	—	—

Net Assets	$60,382,684	$26,778,559	$65,716,517	$3,259,665

Institutional Class Shares:
Net Assets	$49,890,571	$23,611,118	$57,581,765	N/A
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	6,659,377	2,813,317	4,292,525	N/A
Net Asset Value, Offering and Redemption Price Per Share†	$7.49	$8.39	$13.41	N/A

Investor Class Shares‡:
Net Assets	$10,492,113	$3,167,441	$8,134,752	$3,259,665
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	1,400,714	377,988	607,610	304,551
Net Asset Value, Offering and Redemption Price Per Share†	$7.49	$8.38	$13.39	$10.70

Cost of Investments	$57,167,102	$28,575,587	$57,304,756	$1,962,497
Cost of Affiliated Investments	—	—	—	1,278,969
Cost of Purchased Options	—	—	84,516	—
Premiums Received on Written Options	—	—	(313,575)	—

†	The International Equity Fund charges redemption fees. See Note 2 in the Notes to Financial Statements.
‡	Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. The share class change had no impact on the Funds’ operations or investment policy.

N/A — The Fund does not offer this class.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

STATEMENTS OF ASSETS AND LIABILITIES

	Moderate Allocation Fund	Aggressive Allocation Fund	Total Return Bond Fund	Credit Fund

Assets:
Investments at Value	$16,345,411	$7,694,945	$1,802,128,546	$96,640,957
Affiliated Investments at Value	6,298,254	2,937,760	—	—
Receivable for Investment Securities Sold	—	—	5,449,689	1,063,750
Receivable for Capital Shares Sold	2,946	3,230	4,085,654	31,505
Dividends and Interest Receivable	8,968	2,001	13,630,486	745,108
Prepaid Expenses	16,285	11,484	43,733	10,604

Total Assets	22,671,864	10,649,420	1,825,338,108	98,491,924

Liabilities:
Payable for Investment Securities Purchased	—	—	764,875	—
Payable Due to Investment Adviser	2,863	13,256	538,966	29,158
Payable for Capital Shares Redeemed	9,586	18	1,360,415	28,159
Payable Due to Administrator	1,687	791	136,107	7,366
Payable Due to Trustees	223	104	17,994	973
Chief Compliance Officer Fees Payable	81	38	6,544	354
Income Distribution Payable	—	—	3,163,311	364,818
Payable Due to Distributor	4,191	2,028	51,011	1,861
Professional Fees Payable	21,624	21,561	30,961	22,018
Other Accrued Expenses	7,041	5,661	215,878	16,931

Total Liabilities	47,296	43,457	6,286,062	471,638

Net Assets	$22,624,568	$10,605,963	$1,819,052,046	$98,020,286

NET ASSETS:
Paid-in Capital	$23,081,825	$10,487,810	$1,832,526,984	$101,236,150
Undistributed (Distributions in Excess of) Net Investment Income	—	—	(246,811)	(42,829)
Accumulated Net Realized Gain (Loss) on Investments	(548,060)	24,825	8,390,868	(614,345)
Net Unrealized Appreciation (Depreciation) on Investments	90,803	93,328	(21,618,995)	(2,558,690)

Net Assets	$22,624,568	$10,605,963	$1,819,052,046	$98,020,286

Institutional Class Shares:
Net Assets	$1,885,174	N/A	$1,565,895,180	$88,349,521
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	147,070	N/A	148,246,137	8,959,213
Net Asset Value, Offering and Redemption Price Per Share	$12.82	N/A	$10.56	$9.86

Investor Class Shares‡:
Net Assets	$20,739,394	$10,605,963	$253,156,866	$9,670,765
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	1,619,153	1,012,540	23,973,034	981,670
Net Asset Value, Offering and Redemption Price Per Share	$12.81	$10.47	$10.56	$9.85

Cost of Investments	$16,286,195	$7,703,779	$1,823,747,541	$99,199,647
Cost of Affiliated Investments	6,266,667	2,835,598	—	—

‡	Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. The share class change had no impact on the Funds’ operations or investment policy.
N/A —The Fund does not offer this class.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

STATEMENTS OF ASSETS AND LIABILITIES

	Low Duration Bond Fund	Municipal Bond Fund	Kempner Treasury and Income Fund

Assets:
Investments at Value	$233,574,228	$235,861,875	$16,568,167
Dividends and Interest Receivable	532,768	2,744,109	28,605
Receivable for Capital Shares Sold	228,562	621,217	—
Prepaid Expenses	16,145	16,300	7,351

Total Assets	234,351,703	239,243,501	16,604,123

Liabilities:
Income Distribution Payable	162,336	643,840	—
Payable Due to Investment Adviser	67,015	50,250	4,917
Payable for Capital Shares Redeemed	128,009	9,981	—
Payable Due to Administrator	16,924	17,766	1,242
Professional Fees Payable	22,668	22,738	21,594
Payable Due to Distributor	3,683	774	—
Payable Due to Trustees	2,210	2,343	165
Chief Compliance Officer Fees Payable	804	852	60
Other Accrued Expenses	18,779	24,257	4,216

Total Liabilities	422,428	772,801	32,194

Net Assets	$233,929,275	$238,470,700	$16,571,929

NET ASSETS:
Paid-in Capital	$233,534,759	$232,158,235	$15,418,530
Undistributed (Distributions in Excess of) Net Investment Income	(580)	19,637	(6,557)
Accumulated Net Realized Gain (Loss) on Investments	(934,884)	10,370	—
Net Unrealized Appreciation on Investments	1,329,980	6,282,458	1,159,956

Net Assets	$233,929,275	$238,470,700	$16,571,929

Institutional Class Shares:
Net Assets	$214,903,569	$234,564,538	$16,571,929
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	20,871,947	22,322,350	1,663,186
Net Asset Value, Offering and Redemption Price Per Share	$10.30	$10.51	$9.96

Investor Class Shares‡:
Net Assets	$19,025,706	$3,906,162	N/A
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	1,847,375	371,884	N/A
Net Asset Value, Offering and Redemption Price Per Share	$10.30	$10.50	N/A

Cost of Investments	$232,244,248	$229,579,417	$15,408,211

‡	Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. The share class change had no impact on the Funds’ operations or investment policy.

N/A — The Fund does not offer this class.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | F O R T H E Y E A R E N D E D J U L Y 3 1, 2 0 1 5

STATEMENTS OF OPERATIONS

	Growth Equity Fund	Value Equity Fund	Kempner Multi-Cap Deep Value Equity Fund	Mid Cap Equity Fund

Investment Income:
Dividend Income	$4,502,064	$7,257,459	$4,043,031	$78,255
Foreign Taxes Withheld	(6,286)	(249,271)	(82,712)	—

Total Investment Income	4,495,778	7,008,188	3,960,319	78,255

Expenses:
Investment Advisory Fees	2,899,750	2,091,815	963,789	184,691
Administration Fees	401,893	289,819	147,471	18,538
Distribution Fees — Investor Class Shares‡	161,425	144,074	45,270	1,265
Trustees’ Fees	15,495	11,252	5,472	677
Chief Compliance Officer Fees	5,955	4,363	2,333	408
Transfer Agent Fees	70,309	57,908	41,573	26,796
Professional Fees	52,152	43,702	34,441	23,997
Registration Fees	33,606	38,298	30,909	27,549
Printing Fees	27,735	19,423	10,097	2,089
Custodian Fees	21,463	15,455	8,195	5,245
Interest Expense on Borrowings	—	89	—	43
Insurance and Other Expenses	22,812	16,617	9,947	2,512

Total Expenses	3,712,595	2,732,815	1,299,497	293,810
Less: Fees Paid Indirectly	(28)	(37)	(10)	(4)
Advisory Waiver Recapture	—	—	—	8,629

Net Expenses	3,712,567	2,732,778	1,299,487	302,435

Net Investment Income (Loss)	783,211	4,275,410	2,660,832	(224,180)

Net Realized Gain from Investments	41,333,008	34,736,924	13,261,143	4,123,951
Net Change in Unrealized Appreciation (Depreciation) on Investments	17,900,186	(4,956,509)	(16,994,193)	(1,563,729)

Net Realized and Unrealized Gain (Loss) on Investments	59,233,194	29,780,415	(3,733,050)	2,560,222

Increase (Decrease) in Net Assets Resulting from Operations	$60,016,405	$34,055,825	$(1,072,218)	$2,336,042

‡	Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. The share class change had no impact on the Funds’ operations or investment policy.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | F O R T H E Y E A R E N D E D J U L Y 3 1, 2 0 1 5

STATEMENTS OF OPERATIONS

	International Equity Fund	Natural Resources Fund	Cinque Large Cap Buy-Write Equity Fund	Conservative Allocation Fund

Investment Income:
Dividend Income	$1,636,788	$1,139,067	$1,290,430	$61,937
Dividend Income from Affiliated Investments	—	—	—	33,550
Foreign Taxes Withheld	(119,146)	(53,127)	(7,042)	—

Total Investment Income	1,517,642	1,085,940	1,283,388	95,487

Expenses:
Investment Advisory Fees	832,169	384,919	495,197	5,348
Administration Fees	87,440	43,380	58,268	3,211
Distribution Fees — Investor Class Shares‡	31,587	14,674	18,640	8,913
Trustees’ Fees	2,788	1,526	2,262	120
Chief Compliance Officer Fees	1,503	760	974	179
Transfer Agent Fees	35,417	30,763	32,387	13,370
Professional Fees	33,965	26,047	26,744	22,697
Registration Fees	29,754	33,449	32,849	18,147
Printing Fees	5,923	3,699	4,924	2,398
Custodian Fees	101,510	5,598	6,794	5,033
Interest Expense on Borrowings	14,091	2,827	393	117
Insurance and Other Expenses	14,685	4,057	4,172	1,335

Total Expenses	1,190,832	551,699	683,604	80,868
Less: Investment Advisory Fees Waived	—	—	(117,804)	(5,348)
Less: Reimbursement of Other Operating Expenses	—	—	—	(18,454)
Less: Fees Paid Indirectly	(22)	(10)	(8)	—

Net Expenses	1,190,810	551,689	565,792	57,066

Net Investment Income	326,832	534,251	717,596	38,421

Net Realized Gain (Loss) from Investments	(1,263,881)	(8,337,025)	3,963,562	81,682
Net Realized Gain from Affiliated Investments	—	—	—	8,039
Distributions of Realized Gains from Unaffiliated Registered Investment Company Shares	—	—	—	1,786
Distributions of Realized Gains from Affiliated Registered Investment Company Shares	—	—	—	38,580
Net Realized Loss on Purchased Equity Options	—	—	(134,930)	—
Net Realized Loss on Written Equity Options	—	—	(1,514,471)	—
Net Realized Gain on Foreign Currency Transactions	3,422,091	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	(2,337,678)	(15,335,207)	1,495,474	(63,287)
Net Change in Unrealized Appreciation (Depreciation) on Affiliated Investments	—	—	—	(15,318)
Net Change in Unrealized Appreciation (Depreciation) on Purchased Equity Options	—	—	(13,776)	—
Net Change in Unrealized Appreciation (Depreciation) on Written Equity Options	—	—	(12,970)	—
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(406,614)	—	—	—

Net Realized and Unrealized Gain (Loss) on Investments	(586,082)	(23,672,232)	3,782,889	51,482

Increase (Decrease) in Net Assets Resulting from Operations	$(259,250)	$(23,137,981)	$4,500,485	$89,903

‡	Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. The share class change had no impact on the Funds’ operations or investment policy.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | F O R T H E Y E A R E N D E D J U L Y 3 1, 2 0 1 5

STATEMENTS OF OPERATIONS

	Moderate Allocation Fund	Aggressive Allocation Fund	Total Return Bond Fund	Credit Fund

Investment Income:
Interest Income	$—	$—	$62,022,490	$5,775,575
Dividend Income	314,401	84,813	2,962	242
Dividend Income from Affiliated Investments	126,867	25,248	—	—

Total Investment Income	441,268	110,061	62,025,452	5,775,817

Expenses:
Investment Advisory Fees	27,447	9,030	5,410,488	611,572
Administration Fees	16,433	5,373	1,389,225	91,845
Distribution Fees — Investor Class Shares‡	40,867	15,006	551,801	23,322
Trustees’ Fees	653	218	55,513	3,566
Chief Compliance Officer Fees	370	143	20,227	1,449
Transfer Agent Fees	27,908	12,552	367,466	37,153
Professional Fees	23,594	22,798	139,929	29,075
Registration Fees	32,906	11,357	128,890	28,622
Printing Fees	4,937	2,306	91,159	6,879
Custodian Fees	5,556	4,749	72,079	5,749
Interest Expense on Borrowings	275	387	1,767	3,051
Offering Costs	—	40,733	—	—
Insurance and Other Expenses	1,545	385	132,452	32,444

Total Expenses	182,491	125,037	8,360,996	874,727
Less: Investment Advisory Fees Waived	—	(9,030)	—	—
Less: Reimbursement of Other Operating Expenses	—	(19,685)	—	—
Less: Fees Paid Indirectly	(14)	(3)	(732)	(7)

Net Expenses	182,477	96,319	8,360,264	874,720

Net Investment Income	258,791	13,742	53,665,188	4,901,097

Net Realized Gain (Loss) from Investments	837,816	28,885	14,563,874	(582,326)
Net Realized Loss from Affiliated Investments	(8,332)	(15,561)	—	—
Distributions of Realized Gains from Unaffiliated Registered Investment Company Shares	3,037	11,694	—	—
Distributions of Realized Gains from Affiliated Registered Investment Company Shares	130,579	10,145	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	(581,876)	(9,001)	(47,097,279)	(2,801,560)
Net Change in Unrealized Appreciation (Depreciation) on Affiliated Investments	(62,330)	100,093	—	—

Net Realized and Unrealized Gain (Loss) on investments	318,894	126,255	(32,533,405)	(3,383,886)

Increase in Net Assets Resulting from Operations	$577,685	$139,997	$21,131,783	$1,517,211

‡	Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. The share class change had no impact on the Funds’ operations or investment policy.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | F O R T H E Y E A R E N D E D J U L Y 3 1, 2 0 1 5

STATEMENTS OF OPERATIONS

	Low Duration Bond Fund	Municipal Bond Fund	Kempner Treasury and Income Fund

Investment Income:
Interest Income	$4,020,474	$6,867,695	$162,162
Dividend Income	1,334	2,927	—

Total Investment Income	4,021,808	6,870,622	162,162

Expenses:
Investment Advisory Fees	776,611	824,200	61,064
Administration Fees	199,915	212,043	15,719
Distribution Fees — Investor Class Shares‡	44,818	10,157	—
Trustees’ Fees	7,711	8,247	603
Chief Compliance Officer Fees	3,070	3,203	368
Transfer Agent Fees	51,567	49,144	15,946
Registration Fees	35,148	33,550	17,608
Professional Fees	37,460	37,786	23,630
Printing Fees	13,577	14,440	2,027
Custodian Fees	10,404	11,064	5,150
Interest Expense on Borrowings	91	159	—
Insurance and Other Expenses	25,025	38,182	1,832

Total Expenses	1,205,397	1,242,175	143,947
Less: Investment Advisory Fees Waived	—	(235,484)	—
Less: Fees Paid Indirectly	(25)	(5)	(1)

Net Expenses	1,205,372	1,006,686	143,946

Net Investment Income	2,816,436	5,863,936	18,216

Net Realized Gain from Investments	52,389	12,058	199,957
Net Change in Unrealized Appreciation (Depreciation) on Investments	(75,587)	(490,040)	(520,345)

Net Realized and Unrealized Loss on investments	(23,198)	(477,982)	(320,388)

Increase (Decrease) in Net Assets Resulting from Operations	$2,793,238	$5,385,954	$(302,172)

‡	Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. The share class change had no impact on the Funds’ operations or investment policy.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II

STATEMENTS OF CHANGES IN NET ASSETS

	Growth Equity Fund
	Year Ended July 31, 2015	Year Ended July 31, 2014
Operations:
Net Investment Income	$783,211	$447,973
Net Realized Gain on Investments	41,333,008	20,713,498
Net Change in Unrealized Appreciation (Depreciation) on Investments	17,900,186	52,377,282

Net Increase (Decrease) in Net Assets Resulting from Operations	60,016,405	73,538,753

Dividends and Distributions:
Net Investment Income:
Institutional Class Shares	(676,194)	(363,026)
Investor Class Shares‡	—	—
Realized Capital Gains:
Institutional Class Shares	(22,161,161)	(11,878,769)
Investor Class Shares‡	(3,793,217)	(3,223,117)

Total Dividends and Distributions	(26,630,572)	(15,464,912)

Capital Share Transactions:
Institutional Class Shares:
Issued	60,053,656	70,318,756
Reinvestment of Dividends	2,276,192	316,787
Redeemed	(74,189,773)	(47,749,213)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	(11,859,925)	22,886,330

Investor Class Shares‡:
Issued	3,082,429	4,061,528
Reinvestment of Dividends	2,683,287	2,482,040
Redeemed	(9,589,862)	(36,688,234)

Net Increase (Decrease) in Net Assets from Investor Class Share Transactions	(3,824,146)	(30,144,666)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(15,684,071)	(7,258,336)

Total Increase (Decrease) in Net Assets	17,701,762	50,815,505

Net assets:
Beginning of Year	435,817,938	385,002,433

End of Year	$453,519,700	$435,817,938

Undistributed (Distributions in Excess of) Net Investment Income	$376,637	$269,620

Share Transactions:
Institutional Class Shares:
Issued	3,983,030	5,127,790
Reinvestment of Dividends	157,069	24,327
Redeemed	(4,920,245)	(3,510,232)

Total Increase (Decrease) in Institutional Class Shares:	(780,146)	1,641,885

Investor Class Shares‡:
Issued	206,447	302,395
Reinvestment of Dividends	186,210	191,368
Redeemed	(634,795)	(2,662,318)

Total Increase (Decrease) in Investor Class Shares:	(242,138)	(2,168,555)

Net Increase (Decrease) in Shares Outstanding	(1,022,284)	(526,670)

‡	Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. The share class change had no impact on the Funds’ operations or investment policy.

The accompanying notes are an integral part of the financial statements.

F R O S T F U N D S

Value Equity Fund		Kempner Multi-Cap Deep Value Equity Fund
Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2015	Year Ended July 31, 2014

$4,275,410	$4,764,695	$2,660,832	$3,132,105
34,736,924	31,005,580	13,261,143	12,474,881
(4,956,509)	7,346,667	(16,994,193)	7,148,632

34,055,825	43,116,942	(1,072,218)	22,755,618

(3,769,443)	(3,955,894)	(2,425,680)	(2,894,406)
(687,708)	(774,929)	(263,622)	(306,653)

(22,992,964)	(23,304,254)	(10,910,567)	(3,898,005)
(5,049,426)	(5,125,087)	(1,393,905)	(469,971)

(32,499,541)	(33,160,164)	(14,993,774)	(7,569,035)

64,553,567	53,315,507	49,990,877	23,727,977
1,276,048	1,167,021	390,378	18,466
(48,733,034)	(30,387,599)	(80,981,458)	(36,584,298)

17,096,581	24,094,929	(30,600,203)	(12,837,855)

3,979,670	4,534,630	8,018,756	926,184
4,384,199	4,523,374	1,237,470	534,657
(7,650,723)	(5,282,334)	(7,062,161)	(3,358,631)

713,146	3,775,670	2,194,065	(1,897,790)

17,809,727	27,870,599	(28,406,138)	(14,735,645)

19,366,011	37,827,377	(44,472,130)	450,938

311,768,414	273,941,037	196,534,827	196,083,889

$331,134,425	$311,768,414	$152,062,697	$196,534,827

$—	$(140,462)	$4,024	$6,094

5,849,685	4,867,524	4,612,135	2,103,063
118,741	112,316	36,338	1,679
(4,385,804)	(2,766,088)	(7,316,061)	(3,231,682)

1,582,622	2,213,752	(2,667,588)	(1,126,940)

359,766	419,946	752,730	82,322
407,963	434,730	114,976	48,626
(687,138)	(475,188)	(640,078)	(298,375)

80,591	379,488	227,628	(167,427)

1,663,213	2,593,240	(2,439,960)	(1,294,367)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II

STATEMENTS OF CHANGES IN NET ASSETS

	Mid Cap Equity Fund
	Year Ended July 31, 2015	Year Ended July 31, 2014
Operations:
Net Investment Income (Loss)	$(224,180)	$(253,460)
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	4,123,951	4,030,296
Net Change in Unrealized Appreciation (Depreciation) on Investments, Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(1,563,729)	25,590

Net Increase (Decrease) in Net Assets Resulting from Operations	2,336,042	3,802,426

Dividends and Distributions:
Net Investment Income:
Institutional Class Shares	—	—
Investor Class Shares‡	—	—
Realized Capital Gains:
Institutional Class Shares	(4,048,136)	(1,844,204)
Investor Class Shares‡	(74,396)	(19,447)

Total Dividends and Distributions	(4,122,532)	(1,863,651)

Capital Share Transactions:
Institutional Class Shares:
Issued	71,093	1,088,944
Reinvestment of Dividends	229,876	132,740
Redemption Fees (Note 2)	—	—
Redeemed	(9,366,261)	(5,583,580)

Net Decrease in Net Assets from Institutional Class Share Transactions	(9,065,292)	(4,361,896)

Investor Class Shares‡:
Issued	339,044	121,233
Reinvestment of Dividends	73,432	8,381
Redeemed	(246,552)	—

Net Increase (Decrease) in Net Assets from Investor Class Share Transactions	165,924	129,614

Net Decrease in Net Assets from Capital Share Transactions	(8,899,368)	(4,232,282)

Total Increase (Decrease) in Net Assets	(10,685,858)	(2,293,507)

Net assets:
Beginning of Year	27,239,456	29,532,963

End of Year	$16,553,598	$27,239,456

Undistributed Net Investment Income (Accumulated Net Investment Loss) (Distributions in Excess of Net Investment Income)	$(120,685)	$(111,864)

Share Transactions:
Institutional Class Shares:
Issued	5,287	74,909
Reinvestment of Dividends	18,765	9,564
Redeemed	(701,227)	(382,905)

Total Decrease in Institutional Class Shares:	(677,175)	(298,432)

Investor Class Shares‡:
Issued	24,552	8,544
Reinvestment of Dividends	6,024	605
Redeemed	(16,425)	—

Total Increase (Decrease) in Investor Class Shares:	14,151	9,149

Net Decrease in Shares Outstanding	(663,024)	(289,283)

‡	Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. The share class change had no impact on the Funds’ operations or investment policy.

The accompanying notes are an integral part of the financial statements.

F R O S T F U N D S

International Equity Fund		Natural Resources Fund
Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2015	Year Ended July 31, 2014

$326,832	$1,341,946	$534,251	$366,714
2,158,210	43,666,363	(8,337,025)	1,066,631
(2,744,292)	(34,803,535)	(15,335,207)	8,525,599

(259,250)	10,204,774	(23,137,981)	9,958,944

(1,881,047)	(4,652,036)	(385,190)	(245,351)
(367,091)	(838,323)	(43,883)	(14,651)

(8,755,164)	(10,963,255)	—	—
(1,752,385)	(2,129,439)	—	—

(12,755,687)	(18,583,053)	(429,073)	(260,002)

9,806,295	47,233,330	8,802,422	13,866,415
4,470,046	424,769	7,458	7,457
—	8	—	—
(133,669,085)	(89,187,954)	(27,913,316)	(14,142,829)

(119,392,744)	(41,529,847)	(19,103,436)	(268,957)

304,461	3,875,748	340,572	621,321
1,982,790	2,403,617	27,434	8,789
(9,116,599)	(29,377,572)	(3,523,236)	(1,136,912)

(6,829,348)	(23,098,207)	(3,155,230)	(506,802)

(126,222,092)	(64,628,054)	(22,258,666)	(775,759)

(139,237,029)	(73,006,333)	(45,825,720)	8,923,183

199,619,713	272,626,046	72,604,279	63,681,096

$60,382,684	$199,619,713	$26,778,559	$72,604,279

$1,012,095	$(489,074)	$269,460	$162,027

1,244,107	5,121,169	795,693	1,132,482
627,425	46,552	773	648
(15,618,234)	(9,754,098)	(2,867,740)	(1,188,033)

(13,746,702)	(4,586,377)	(2,071,274)	(54,903)

39,712	416,482	35,696	51,631
278,998	264,051	2,843	765
(1,074,884)	(3,176,589)	(364,935)	(94,066)

(756,174)	(2,496,056)	(326,396)	(41,670)

(14,502,876)	(7,082,433)	(2,397,670)	(96,573)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II

STATEMENTS OF CHANGES IN NET ASSETS

	Cinque Large Cap Buy-Write Equity Fund
	Year Ended July 31, 2015	Year Ended July 31, 2014
Operations:
Net Investment Income	$717,596	$249,208
Net Realized Gain (Loss) on Investments, Purchased Equity Options, Written Equity Options and Affiliated Investments	2,314,161	(614,818)
Distributions of Realized Gains from Affiliated and Unaffiliated Registered Investment Company Shares	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments, Purchased Equity Options, Written Equity Options and Affiliated Investments	1,468,728	5,933,182

Net Increase in Net Assets Resulting from Operations	4,500,485	5,567,572

Dividends and Distributions:
Net Investment Income:
Institutional Class Shares	(853,223)	(27,565)
Investor Class Shares‡	(81,810)	—
Realized Capital Gains:
Institutional Class Shares	—	(172,450)
Investor Class Shares‡	—	(28,756)
Return of Capital:
Investor Class Shares‡	—	—

Total Dividends and Distributions	(935,033)	(228,771)

Capital Share Transactions:
Institutional Class Shares:
Issued	10,053,861	44,487,091
Reinvestment of Dividends	27,176	2,333
Redeemed	(9,093,533)	(3,383,030)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	987,504	41,106,394

Investor Class Shares‡:
Issued	1,423,727	3,612,883
Reinvestment of Dividends	50,700	27,899
Redeemed	(447,325)	(999,737)

Net Increase (Decrease) in Net Assets from Investor Class Share Transactions	1,027,102	2,641,045

Net Increase (Decrease) in Net Assets from Capital Share Transactions	2,014,606	43,747,439

Total Increase (Decrease) in Net Assets	5,580,058	49,086,240

Net assets:
Beginning of Year	60,136,459	11,050,219

End of Year	$65,716,517	$60,136,459

Undistributed Net Investment Income (Accumulated Net Investment Loss)	$31,278	$248,715

Share Transactions:
Institutional Class Shares:
Issued	775,073	3,789,847
Reinvestment of Dividends	2,070	200
Redeemed	(692,454)	(276,673)

Total Increase (Decrease) in Institutional Class Shares:	84,689	3,513,374

Investor Class Shares‡:
Issued	111,399	308,944
Reinvestment of Dividends	3,869	2,399
Redeemed	(34,169)	(84,512)

Total Increase (Decrease) in Investor Class Shares:	81,099	226,831

Net Increase (Decrease) in Shares Outstanding	165,788	3,740,205

‡	Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. The share class change had no impact on the Funds’ operations or investment policy.

The accompanying notes are an integral part of the financial statements.

F R O S T F U N D S

Conservative Allocation Fund		Moderate Allocation Fund
Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2015	Year Ended July 31, 2014

$38,421	$9,926	$258,791	$149,539
89,721	720,948	829,484	1,880,966
40,366	—	133,616	—
(78,605)	(403,126)	(644,206)	(710,877)

89,903	327,748	577,685	1,319,628

—	—	(46,697)	(52,794)
(43,207)	—	(323,181)	(99,411)

—	—	—	—
—	—	—	—

(29,120)	—	—	—

(72,327)	—	(369,878)	(152,205)

—	—	22,588	4,009
—	—	144	403
—	—	(190,297)	(2,496,323)

—	—	(167,565)	(2,491,911)

1,274,587	654,083	10,166,695	10,978,096
7,563	—	299,499	93,780
(1,936,205)	(2,216,261)	(3,425,147)	(5,268,246)

(654,055)	(1,562,178)	7,041,047	5,803,630

(654,055)	(1,562,178)	6,873,482	3,311,719

(636,479)	(1,234,430)	7,081,289	4,479,142

3,896,144	5,130,574	15,543,279	11,064,137

$3,259,665	$3,896,144	$22,624,568	$15,543,279

$—	$(1,102)	$—	$2,402

—	—	1,773	325
—	—	11	33
—	—	(14,815)	(203,813)

—	—	(13,031)	(203,455)

118,633	62,565	789,215	898,228
708	—	23,534	7,599
(179,200)	(211,976)	(269,114)	(430,716)

(59,859)	(149,411)	543,635	475,111

(59,859)	(149,411)	530,604	271,656

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II

STATEMENTS OF CHANGES IN NET ASSETS

	Aggressive Allocation Fund
	Year Ended July 31, 2015	Period Ended July 31, 2014*
Operations:
Net Investment Income	$13,742	$855
Net Realized Gain (Loss) on Investments and Affiliated Investments	13,324	2,065
Distributions of Realized Gains from Affiliated and Unaffiliated Registered Investment Company Shares	21,839	—
Net Change in Unrealized Appreciation (Depreciation) on Investments and Affiliated Investments	91,092	2,236

Net Increase in Net Assets Resulting from Operations	139,997	5,156

Dividends and Distributions:
Net Investment Income:
Institutional Class Shares	—	—
Investor Class Shares‡	(25,203)	—
Realized Capital Gains:
Institutional Class Shares	—	—
Investor Class Shares‡	(2,067)	—

Total Dividends and Distributions	(27,270)	—

Capital Share Transactions:
Institutional Class Shares:
Issued	—	—
Reinvestment of Dividends	—	—
Redeemed	—	—

Net Increase in Net Assets from Institutional Class Share Transactions	—	—

Investor Class Shares‡:
Issued	10,006,796	493,110
Reinvestment of Dividends	22,567	—
Redeemed	(34,393)	—

Net Increase in Net Assets from Investor Class Share Transactions	9,994,970	493,110

Net Increase in Net Assets from Capital Share Transactions	9,994,970	493,110

Total Increase in Net Assets	10,107,697	498,266

Net assets:
Beginning of Period	498,266	—

End of Period	$10,605,963	$498,266

Undistributed (Distributions in Excess of) Net Investment Income	$—	$855

Share Transactions:
Institutional Class Shares:
Issued	—	—
Reinvestment of Dividends	—	—
Redeemed	—	—

Total Increase in Institutional Class Shares:	—	—

Investor Class Shares‡:
Issued	964,391	49,276
Reinvestment of Dividends	2,185	—
Redeemed	(3,312)	—

Total Increase in Investor Class Shares:	963,264	49,276

Net Increase in Shares Outstanding	963,264	49,276

‡	Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. The share class change had no impact on the Funds’ operations or investment policy.
*	Fund commenced operations on May 19, 2014.

The accompanying notes are an integral part of the financial statements.

F R O S T F U N D S

Total Return Bond Fund		Credit Fund
Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2015	Year Ended July 31, 2014

$53,665,188	$40,054,832	$4,901,097	$2,889,813
14,563,874	12,107,437	(582,326)	623,690

(47,097,279)	8,736,907	(2,801,560)	631,356

21,131,783	60,899,176	1,517,211	4,144,859

(47,744,787)	(35,214,418)	(4,465,325)	(2,542,274)
(7,376,786)	(5,718,881)	(429,776)	(342,670)

(13,698,403)	(9,691,365)	(635,453)	(81,918)
(2,461,659)	(1,746,654)	(70,408)	(14,788)

(71,281,635)	(52,371,318)	(5,600,962)	(2,981,650)

826,874,808	400,905,393	37,011,705	62,682,267
17,526,304	5,480,565	160,422	40,848
(298,295,418)	(144,360,835)	(26,466,323)	(7,912,237)

546,105,694	262,025,123	10,705,804	54,810,878

162,371,979	98,328,583	1,809,644	3,284,423
7,246,271	4,728,925	362,277	301,628
(79,604,225)	(59,930,205)	(1,274,146)	(925,670)

90,014,025	43,127,303	897,775	2,660,381

636,119,719	305,152,426	11,603,579	57,471,259

585,969,867	313,680,284	7,519,828	58,634,468

1,233,082,179	919,401,895	90,500,458	31,865,990

$1,819,052,046	$1,233,082,179	$98,020,286	$90,500,458

$(246,811)	$23,997	$(42,829)	$1,538

76,867,776	36,930,634	3,642,364	6,135,449
1,637,246	505,563	15,983	3,974
(27,781,684)	(13,308,904)	(2,619,845)	(770,843)

50,723,338	24,127,293	1,038,502	5,368,580

15,072,479	9,056,884	179,670	322,824
676,247	437,021	36,079	29,615
(7,413,675)	(5,514,774)	(127,490)	(90,912)

8,335,051	3,979,131	88,259	261,527

59,058,389	28,106,424	1,126,761	5,630,107

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II

STATEMENTS OF CHANGES IN NET ASSETS

	Low Duration Bond Fund
	Year Ended July 31, 2015	Year Ended July 31, 2014
Operations:
Net Investment Income	$2,816,436	$3,260,732
Net Realized Gain (Loss) on Investments	52,389	(1,011,533)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(75,587)	301,182

Net Increase (Decrease) in Net Assets Resulting from Operations	2,793,238	2,550,381

Dividends and Distributions:
Net Investment Income:
Institutional Class Shares	(2,644,922)	(2,918,085)
Investor Class Shares‡	(188,574)	(300,375)
Realized Capital Gains:
Institutional Class Shares	—	(2,888,832)
Investor Class Shares‡	—	(434,329)

Total Dividends and Distributions	(2,833,496)	(6,541,621)

Capital Share Transactions:
Institutional Class Shares:
Issued	50,098,840	49,624,860
Reinvestment of Dividends	327,465	538,137
Redeemed	(38,682,503)	(55,413,203)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	11,743,802	(5,250,206)

Investor Class Shares‡:
Issued	4,285,873	4,579,340
Reinvestment of Dividends	111,672	525,760
Redeemed	(2,519,428)	(19,406,792)

Net Increase (Decrease) in Net Assets from Investor Class Share Transactions	1,878,117	(14,301,692)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	13,621,919	(19,551,898)

Total Increase (Decrease) in Net Assets	13,581,661	(23,543,138)

Net assets:
Beginning of Year	220,347,614	243,890,752

End of Year	$233,929,275	$220,347,614

Undistributed (Distributions in Excess of) Net Investment Income	$(580)	$75

Share Transactions:
Institutional Class Shares:
Issued	4,858,409	4,799,583
Reinvestment of Dividends	31,761	52,194
Redeemed	(3,750,350)	(5,343,308)

Total Increase (Decrease) in Institutional Class Shares:	1,139,820	(491,531)

Investor Class Shares‡:
Issued	415,509	442,559
Reinvestment of Dividends	10,827	50,970
Redeemed	(244,220)	(1,879,202)

Total Increase (Decrease) in Investor Class Shares:	182,116	(1,385,673)

Net Increase (Decrease) in Shares Outstanding	1,321,936	(1,877,204)

‡	Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. The share class change had no impact on the Funds’ operations or investment policy.

The accompanying notes are an integral part of the financial statements.

F R O S T F U N D S

Municipal Bond Fund		Kempner Treasury and Income Fund
Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2015	Year Ended July 31, 2014

$5,863,936	$5,646,975	$18,216	$400,803
12,058	507,208	199,957	377,218
(490,040)	2,862,989	(520,345)	(275,961)

5,385,954	9,017,172	(302,172)	502,060

(5,860,961)	(5,505,728)	(81,187)	(375,053)
(91,767)	(95,591)	—	—

(140,689)	(501,491)	(577,240)	—
(2,552)	(9,903)	—	—

(6,095,969)	(6,112,713)	(658,427)	(375,053)

83,536,014	37,427,424	2,130,936	1,357,883
36,971	59,442	11,879	3,522
(51,710,490)	(63,043,584)	(2,576,255)	(7,710,904)

31,862,495	(25,556,718)	(433,440)	(6,349,499)

11,876	291,133	—	—
78,569	85,565	—	—
(206,861)	(243,277)	—	—

(116,416)	133,421	—	—

31,746,079	(25,423,297)	(433,440)	(6,349,499)

31,036,064	(22,518,838)	(1,394,039)	(6,222,492)

207,434,636	229,953,474	17,965,968	24,188,460

$238,470,700	$207,434,636	$16,571,929	$17,965,968

$19,637	$106,836	$(6,557)	$56,479

7,883,840	3,587,961	210,664	130,864
3,495	5,713	1,189	337
(4,897,005)	(6,065,103)	(255,414)	(737,551)

2,990,330	(2,471,429)	(43,561)	(606,350)

1,123	28,011	—	—
7,431	8,211	—	—
(19,701)	(23,256)	—	—

(11,147)	12,966	—	—

2,979,183	(2,458,463)	(43,561)	(606,350)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Year

For the Years Ended July 31,

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends & Distributions	Net Asset Value, End of Year	Total Return†		Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Growth Equity Fund
Institutional Class Shares
2015	$14.49	$0.03	$2.00	$2.03	$(0.03)	$(0.88)	$(0.91)	$15.61	14.45%		$388,998	0.80%	0.80%	0.21%	19%
2014	12.58	0.02	2.42	2.44	(0.02)	(0.51)	(0.53)	14.49	19.81	††	372,380	0.80	0.85	0.15	28
2013	10.48	0.03	2.09	2.12	(0.02)	—	(0.02)	12.58	20.29	††	302,637	0.80	0.95	0.31	32
2012	10.26	0.01	0.23	0.24	(0.02)	—	(0.02)	10.48	2.31	††	262,447	0.81	0.96	0.13	46
2011	8.21	0.02	2.06	2.08	(0.03)	(0.00)^	(0.03)	10.26	25.35	††	257,479	0.82	0.97	0.21	38
Investor Class Shares‡‡
2015	$14.43	$(0.01)	$1.99	$1.98	$—	$(0.88)	$(0.88)	$15.53	14.17%		$64,522	1.05%	1.05%	(0.03)%	19%
2014	12.55	(0.01)	2.40	2.39	—	(0.51)	(0.51)	14.43	19.47	††	63,438	1.05	1.11	(0.08)	28
2013	10.46	0.01	2.08	2.09	—	—	—	12.55	19.98	††	82,365	1.05	1.20	0.06	32
2012	10.24	(0.01)	0.23	0.22	—	—	—	10.46	2.15	††	73,480	1.06	1.21	(0.12)	46
2011	8.19	(0.00)‡	2.06	2.06	(0.01)	(0.00)^	(0.01)	10.24	25.12	††	72,139	1.07	1.22	(0.05)	38

Value Equity Fund
Institutional Class Shares
2015	$11.18	$0.15	$1.04	$1.19	$(0.16)	$(1.01)	$(1.17)	$11.20	11.14%		$273,297	0.80%	0.80%	1.37%	53%
2014	10.83	0.18	1.46	1.64	(0.18)	(1.11)	(1.29)	11.18	16.28	††	254,952	0.81	0.86	1.67	52
2013	8.92	0.21	1.91	2.12	(0.21)	—	(0.21)	10.83	24.10	††	223,004	0.81	0.96	2.17	77
2012	9.20	0.19	(0.28)	(0.09)	(0.19)	—	(0.19)	8.92	(0.94	)††	225,509	0.81	0.96	2.16	90
2011	8.03	0.19	1.17	1.36	(0.19)	—	(0.19)	9.20	17.03	††	235,531	0.82	0.97	2.12	82
Investor Class Shares‡‡
2015	$11.17	$0.13	$1.03	$1.16	$(0.13)	$(1.01)	$(1.14)	$11.19	10.90%		$57,837	1.05%	1.05%	1.13%	53%
2014	10.82	0.16	1.45	1.61	(0.15)	(1.11)	(1.26)	11.17	16.00	††	56,817	1.06	1.11	1.42	52
2013	8.91	0.19	1.90	2.09	(0.18)	—	(0.18)	10.82	23.82	††	50,937	1.06	1.21	1.95	77
2012	9.19	0.17	(0.28)	(0.11)	(0.17)	—	(0.17)	8.91	(1.19	)††	58,479	1.06	1.21	1.90	90
2011	8.03	0.17	1.16	1.33	(0.17)	—	(0.17)	9.19	16.62	††	62,921	1.07	1.22	1.89	82

Kempner Multi-Cap Deep Value Equity Fund
Institutional Class Shares
2015	$11.53	$0.18	$(0.29)	$(0.11)	$(0.19)	$(0.81)	$(1.00)	$10.42	(1.16)%		$130,791	0.77%	0.77%	1.66%	40%
2014	10.69	0.18	1.09	1.27	(0.18)	(0.25)	(0.43)	11.53	12.14		175,593	0.77	0.77	1.60	22
2013	8.99	0.16	1.79	1.95	(0.17)	(0.08)	(0.25)	10.69	22.03		174,867	0.77	0.77	1.70	18
2012	8.90	0.17	0.10	0.27	(0.18)	—	(0.18)	8.99	3.06		154,505	0.78	0.78	1.99	24
2011	7.89	0.15	1.02	1.17	(0.16)	—	(0.16)	8.90	14.80		141,615	0.78	0.78	1.69	22
Investor Class Shares‡‡
2015	$11.53	$0.15	$(0.31)	$(0.16)	$(0.16)	$(0.81)	$(0.97)	$10.40	(1.56)%		$21,272	1.02%	1.02%	1.37%	40%
2014	10.69	0.15	1.10	1.25	(0.16)	(0.25)	(0.41)	11.53	11.90		20,942	1.02	1.02	1.35	22
2013	8.99	0.14	1.79	1.93	(0.15)	(0.08)	(0.23)	10.69	21.76		21,217	1.02	1.02	1.47	18
2012	8.90	0.15	0.09	0.24	(0.15)	—	(0.15)	8.99	2.81		24,982	1.03	1.03	1.74	24
2011	7.89	0.13	1.01	1.14	(0.13)	—	(0.13)	8.90	14.52		29,402	1.03	1.03	1.44	22

†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
‡	Amount represents less than $0.01.
‡‡	Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares and no longer impose a sales charge. The share class change had no impact on the Fund’s operations or investment policy.
^	Includes a return of capital less than $0.01 per share.
(1)	Per share data calculated using the average shares method.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Period

For the Years or Periods Ended July 31,

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments and Foreign Currency	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends & Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Mid Cap Equity Fund
Institutional Class Shares
2015	$14.57	$(0.15)	$1.91	$1.76	$—	$(2.60)	$(2.60)	$13.73	14.26%	$15,971	1.47	%(3)	1.42%	(1.08)%	80%
2014	13.68	(0.12)	1.93	1.81	—	(0.92)	(0.92)	14.57	13.56	26,824	1.33		1.33	(0.86)	58
2013	11.41	(0.09)	3.02	2.93	—	(0.66)	(0.66)	13.68	26.90 ††	29,267	1.49		1.53	(0.75)	118
2012	12.26	(0.07)	(0.56)	(0.63)	—	(0.22)	(0.22)	11.41	(5.06)	25,448	1.25		1.25	(0.61)	108
2011	9.40	(0.10)	2.96	2.86	—	—	—	12.26	30.43	54,972	1.26		1.26	(0.86)	53
Investor Class Shares‡‡
2015	$14.53	$(0.19)	$1.91	$1.72	$—	$(2.60)	$(2.60)	$13.65	14.01%	$583	1.74	%(3)	1.70%	(1.39)%	80%
2014	13.67	(0.16)	1.94	1.78	—	(0.92)	(0.92)	14.53	13.35	415	1.58		1.58	(1.11)	58
2013	11.41	(0.13)	3.05	2.92	—	(0.66)	(0.66)	13.67	26.81 ††	266	1.72		1.75	(0.97)	118
2012(a)	12.12	(0.08)	(0.63)	(0.71)	—	—	—	11.41	(5.86)	—	1.80	*	1.80 *	(1.38)*	108 (2)

International Equity Fund
Institutional Class Shares
2015	$8.85	$0.03	$0.36 ^	$0.39	$(0.29)	$(1.46)	$(1.75)	$7.49	6.21%	$49,891	1.20%		1.20%	0.36%	113%
2014	9.20	0.06	0.26	0.32	(0.20)	(0.47)	(0.67)	8.85	3.42	180,561	1.18		1.18	0.61	120
2013	8.08	0.10	1.19	1.29	(0.17)	—	(0.17)	9.20	16.10	229,891	1.15		1.15	1.09	50
2012	9.18	0.11	(1.16)	(1.05)	(0.05)	—	(0.05)	8.08	(11.39)	198,348	1.14		1.14	1.32	20
2011	7.79	0.11	1.34	1.45	(0.06)	—	(0.06)	9.18	18.66	263,419	1.14		1.14	1.25	26
Investor Class Shares‡‡
2015	$8.84	$0.01	$0.36 ^	$0.37	$(0.26)	$(1.46)	$(1.72)	$7.49	5.83%	$10,492	1.45%		1.45%	0.17%	113%
2014	9.18	0.02	0.29	0.31	(0.18)	(0.47)	(0.65)	8.84	3.29	19,059	1.42		1.42	0.18	120
2013	8.06	0.07	1.20	1.27	(0.15)	—	(0.15)	9.18	15.85	42,735	1.40		1.40	0.80	50
2012	9.16	0.09	(1.16)	(1.07)	(0.03)	—	(0.03)	8.06	(11.67)	39,475	1.39		1.39	1.07	20
2011	7.77	0.09	1.34	1.43	(0.04)	—	(0.04)	9.16	18.42	49,881	1.39		1.39	1.01	26

Natural Resources Fund
Institutional Class Shares
2015	$12.99	$0.12	$(4.62)	$(4.50)	$(0.10)	$—	$(0.10)	$8.39	(34.72)%	$23,611	1.12%		1.12%	1.14%	74%
2014	11.20	0.07	1.77	1.84	(0.05)	—	(0.05)	12.99	16.48	63,472	1.07		1.07	0.58	35
2013	10.15	0.04	1.03	1.07	(0.02)	—	(0.02)	11.20	10.60	55,341	1.14		1.14	0.34	41
2012(b)	10.00	0.00	0.15	0.15	—	—	—	10.15	1.50	44,041	1.42	*	1.42 *	(0.02)*	49 **
Investor Class Shares‡‡
2015	$12.96	$0.09	$(4.60)	$(4.51)	$(0.07)	$—	$(0.07)	$8.38	(34.87)%	$3,167	1.37%		1.37%	0.88%	74%
2014	11.18	0.04	1.76	1.80	(0.02)	—	(0.02)	12.96	16.13	9,132	1.32		1.32	0.33	35
2013	10.13	0.01	1.04	1.05	(0.00)‡	—	(0.00)‡	11.18	10.37	8,340	1.39		1.39	0.09	41
2012(b)	10.00	(0.03)	0.16	0.13	—	—	—	10.13	1.30	6,397	1.71	*	1.71 *	(0.33)*	49 **

*	Annualized.
**	Not annualized.
†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
‡	Amount represents less than $0.01.
‡‡	Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares and no longer impose a sales charge. The share class change had no impact on the Fund’s operations or investment policy.
^	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for the period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.
(a)	Commenced operations on February 13, 2012.
(b)	Commenced operations on September 27, 2011.
(1)	Per share data calculated using the average shares method.
(2)	Portfolio turnover rate is for the Fund for the year ended July 31, 2012.
(3)	Ratio includes previously waived investment advisory fees recovered.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Period

For the Years or Periods Ended July 31,

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends & Distributions	Net Asset Value, End of Period	Total Return†		Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Cinque Large Cap Buy-Write Equity Fund
Institutional Class Shares
2015	$12.71	$0.15	$0.74	$0.89	$(0.19)	$—	$(0.19)	$13.41	7.06	%††	$57,582	0.85%	1.03%	1.14%	56%
2014	11.12	0.08	1.57	1.65	(0.01)	(0.05)	(0.06)	12.71	14.90		53,466	1.30	1.30	0.62	20
2013(a)	10.00	0.04	1.08	1.12	—	—	—	11.12	11.20	††	7,721	1.50 *	2.41 *	0.54 *	16 **
Investor Class Shares‡
2015	$12.67	$0.12	$0.75	$0.87	$(0.15)	$—	$(0.15)	$13.39	6.86	%††	$8,135	1.09%	1.27%	0.90%	56%
2014	11.11	0.04	1.57	1.61	—	(0.05)	(0.05)	12.67	14.56		6,670	1.57	1.57	0.34	20
2013(a)	10.00	0.02	1.09	1.11	—	—	—	11.11	11.10	††	3,329	1.75 *	2.43 *	0.23 *	16 **

Conservative Allocation Fund
Investor Class Shares‡
2015	$10.69	$0.12	$0.12	$0.24	$(0.23)^	$—	$(0.23)	$10.70	2.29	%††	$3,260	1.60%	2.27%	1.08%	51%
2014	9.99	0.02	0.68	0.70	—	—	—	10.69	7.01	††	3,896	1.88	2.84	0.21	148
2013	9.20	(0.04)	0.87	0.83	(0.04)^	—	(0.04)	9.99	9.04	††	5,131	2.00	2.29	(0.43)	98
2012	9.82	0.03	(0.43)	(0.40)	(0.02)	(0.20)	(0.22)	9.20	(4.08)		11,548	1.84	1.84	0.01	150
2011(b)	10.00	(0.01)	(0.17)	(0.18)	—	—	—	9.82	(1.80	)††	17,163	2.00 *	2.27 *	(0.10)*	91 **

Moderate Allocation Fund
Institutional Class Shares
2015	$12.59	$0.23	$0.31	$0.54	$(0.31)	$—	$(0.31)	$12.82	4.29%		$1,885	0.78%	0.78%	1.80%	42%
2014	11.48	0.17	1.13	1.30	(0.19)	—	(0.19)	12.59	11.36	††	2,015	1.30	1.74	1.44	103
2013	10.55	0.19	0.98	1.17	(0.24)	—	(0.24)	11.48	11.17	††	4,175	1.35	1.80	1.72	19
2012	10.49	0.19	0.06	0.25	(0.19)	—	(0.19)	10.55	2.49	††	3,925	1.35	1.77	1.84	18
2011	9.54	0.14	1.05	1.19	(0.24)	—	(0.24)	10.49	12.49	††	4,399	1.30	1.39	1.34	21
Investor Class Shares‡
2015	$12.58	$0.18	$0.33	$0.51	$(0.28)	$—	$(0.28)	$12.81	4.05%		$20,739	1.02%	1.02%	1.37%	42%
2014	11.47	0.14	1.12	1.26	(0.15)	—	(0.15)	12.58	11.03	††	13,528	1.50	1.86	1.15	103
2013	10.54	0.16	0.98	1.14	(0.21)	—	(0.21)	11.47	10.90	††	6,889	1.60	2.05	1.46	19
2012	10.48	0.16	0.07	0.23	(0.17)	—	(0.17)	10.54	2.23	††	7,302	1.60	2.02	1.61	18
2011	9.54	0.14	1.01	1.15	(0.21)	—	(0.21)	10.48	12.07	††	7,428	1.60	1.70	1.35	21

Aggressive Allocation Fund
Investor Class Shares‡
2015	$10.11	$0.02	$0.42	$0.44	$(0.05)	$(0.03)	$(0.08)	$10.47	4.40	%††	$10,606	1.60%	2.08%	0.23%	33%
2014(c)	10.00	0.02	0.09	0.11	—	—	—	10.11	1.10	††	498	1.62 *	52.39 *	0.97 *	14 **

*	Annualized.
**	Not annualized.
†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
‡	Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares and no longer impose a sales charge. The share class change had no impact on the Fund’s operations or investment policy.
^	Includes a return of capital of less than $0.01 per share.
(a)	Commenced operations on December 3, 2012.
(b)	Commenced operations on January 7, 2011.
(c)	Commenced operations on May 19, 2014.
(1)	Per share data calculated using the average shares method.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Period

For the Years or Periods Ended July 31,

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends & Distributions	Net Asset Value, End of Period	Total Return†		Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

Total Return Bond Fund
Institutional Class Shares
2015	$10.90	$0.38	$(0.21)	$0.17	$(0.38)	$(0.13)	$(0.51)	$10.56	1.58%		$1,565,895	0.51%	0.51%	3.51%	49%
2014	10.81	0.43	0.22	0.65	(0.43)	(0.13)	(0.56)	10.90	6.22	††	1,062,644	0.50	0.54	3.93	35
2013	10.80	0.45	0.13	0.58	(0.46)	(0.11)	(0.57)	10.81	5.41	††	793,400	0.49	0.64	4.08	53
2012	10.70	0.51	0.15	0.66	(0.50)	(0.06)	(0.56)	10.80	6.45	††	675,039	0.50	0.65	4.79	61
2011	10.71	0.54	0.35	0.89	(0.52)	(0.38)	(0.90)	10.70	8.72	††	489,685	0.51	0.66	5.08	58
Investor Class Shares‡
2015	$10.90	$0.35	$(0.20)	$0.15	$(0.36)	$(0.13)	$(0.49)	$10.56	1.33%		$253,157	0.75%	0.75%	3.26%	49%
2014	10.81	0.40	0.23	0.63	(0.41)	(0.13)	(0.54)	10.90	5.96	††	170,438	0.75	0.79	3.68	35
2013	10.80	0.42	0.13	0.55	(0.43)	(0.11)	(0.54)	10.81	5.15	††	126,002	0.74	0.89	3.83	53
2012	10.69	0.48	0.17	0.65	(0.48)	(0.06)	(0.54)	10.80	6.29	††	117,779	0.75	0.90	4.55	61
2011	10.71	0.52	0.33	0.85	(0.49)	(0.38)	(0.87)	10.69	8.36	††	104,713	0.77	0.91	4.83	58

Credit Fund
Institutional Class Shares
2015	$10.27	$0.49	$(0.34)	$0.15	$(0.49)	$(0.07)	$(0.56)	$9.86	1.45%		$88,349	0.84%	0.84%	4.83%	47%
2014	10.01	0.47	0.26	0.73	(0.45)	(0.02)	(0.47)	10.27	7.36	††	81,336	0.91	0.91	4.58	38
2013(a)	10.00	0.29	(0.06)	0.23	(0.22)	—	(0.22)	10.01	2.33	††	25,546	1.00 *	1.29 *	4.39 *	57 **
Investor Class Shares‡
2015	$10.26	$0.46	$(0.34)	$0.12	$(0.46)	$(0.07)	$(0.53)	$9.85	1.19%		$9,671	1.08%	1.08%	4.58%	47%
2014	10.00	0.44	0.26	0.70	(0.42)	(0.02)	(0.44)	10.26	7.11	††	9,164	1.17	1.17	4.33	38
2013(a)	10.00	0.23	(0.02)	0.21	(0.21)	—	(0.21)	10.00	2.09	††	6,320	1.25 *	1.91 *	3.49 *	57 **

Low Duration Bond Fund
Institutional Class Shares
2015	$10.30	$0.13	$—	$0.13	$(0.13)	$—	$(0.13)	$10.30	1.30%		$214,904	0.52%	0.52%	1.29%	52%
2014	10.48	0.15	(0.03)	0.12	(0.15)	(0.15)	(0.30)	10.30	1.19	††	203,195	0.52	0.58	1.46	29
2013	10.59	0.18	(0.06)	0.12	(0.18)	(0.05)	(0.23)	10.48	1.10	††	211,919	0.52	0.67	1.70	85
2012	10.64	0.25	0.11	0.36	(0.25)	(0.16)	(0.41)	10.59	3.52	††	239,140	0.53	0.68	2.37	73
2011	10.67	0.27	0.04	0.31	(0.25)	(0.09)	(0.34)	10.64	2.97	††	236,573	0.53	0.68	2.56	56
Investor Class Shares‡
2015	$10.30	$0.11	$—	$0.11	$(0.11)	$—	$(0.11)	$10.30	1.05%		$19,026	0.77%	0.77%	1.04%	52%
2014	10.48	0.13	(0.04)	0.09	(0.12)	(0.15)	(0.27)	10.30	0.94	††	17,153	0.77	0.84	1.22	29
2013	10.59	0.15	(0.06)	0.09	(0.15)	(0.05)	(0.20)	10.48	0.84	††	31,972	0.77	0.92	1.45	85
2012	10.64	0.22	0.11	0.33	(0.22)	(0.16)	(0.38)	10.59	3.27	††	37,068	0.78	0.93	2.11	73
2011	10.67	0.25	0.03	0.28	(0.22)	(0.09)	(0.31)	10.64	2.71	††	26,236	0.78	0.93	2.34	56

*	Annualized.
**	Not annualized.
†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
‡	Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares and no longer impose a sales charge. The share class change had no impact on the Fund’s operations or investment policy.
(a)	Commenced operations on December 3, 2012.
(1)	Per share data calculated using the average shares method.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Year

For the Years Ended July 31,

	Net Asset Value, Beginning of Year	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends & Distributions	Net Asset Value, End of Year	Total Return†		Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

Municipal Bond Fund
Institutional Class Shares
2015	$10.52	$0.26	$0.01	$0.27	$(0.27)	$(0.01)	$(0.28)	$10.51	2.52	%††	$234,565	0.42%	0.52%	2.49%	9%
2014	10.37	0.28	0.18	0.46	(0.28)	(0.03)	(0.31)	10.52	4.44	††	203,406	0.43	0.59	2.67	16
2013	10.79	0.28	(0.42)	(0.14)	(0.27)	(0.01)	(0.28)	10.37	(1.28	)††	226,117	0.45	0.69	2.57	10
2012	10.43	0.30	0.40	0.70	(0.30)	(0.04)	(0.34)	10.79	6.84	††	204,090	0.60	0.70	2.81	8
2011	10.50	0.34	(0.06)	0.28	(0.34)	(0.01)	(0.35)	10.43	2.68	††	159,989	0.62	0.72	3.25	10
Investor Class Shares‡
2015	$10.52	$0.24	$(0.01)	$0.23	$(0.24)	$(0.01)	$(0.25)	$10.50	2.16	%††	$3,906	0.67%	0.77%	2.25%	9%
2014	10.37	0.25	0.18	0.43	(0.25)	(0.03)	(0.28)	10.52	4.18	††	4,028	0.69	0.83	2.42	16
2013	10.78	0.25	(0.40)	(0.15)	(0.25)	(0.01)	(0.26)	10.37	(1.43	)††	3,836	0.70	0.94	2.32	10
2012	10.43	0.27	0.40	0.67	(0.28)	(0.04)	(0.32)	10.78	6.50	††	3,797	0.85	0.95	2.50	8
2011	10.50	0.31	(0.06)	0.25	(0.31)	(0.01)	(0.32)	10.43	2.40	††	194	0.86	0.96	2.99	10

Kempner Treasury and Income Fund
Institutional Class Shares
2015	$10.53	$0.01	$(0.19)	$(0.18)	$(0.05)	$(0.34)	$(0.39)	$9.96	(1.69)%		$16,572	0.83%	0.83%	0.10%	8%
2014	10.46	0.20	0.07	0.27	(0.20)	—	(0.20)	10.53	2.64		17,966	0.78	0.78	1.88	13
2013	11.43	0.09	(0.64)	(0.55)	(0.08)	(0.34)	(0.42)	10.46	(5.00)		24,188	0.70	0.70	0.83	0
2012	11.03	0.12	0.55	0.67	(0.16)	(0.11)	(0.27)	11.43	6.12		33,774	0.67	0.67	1.02	0
2011	10.54	0.34	0.59	0.93	(0.30)	(0.14)	(0.44)	11.03	9.08		31,269	0.76	0.76	3.14	5

†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
‡	Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares and no longer impose a sales charge. The share class change had no impact on the Fund’s operations or investment policy.
(1)	Per share data calculated using the average shares method.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 42 funds. The financial statements herein relate to the Trust’s Frost Funds. The Frost Funds include the Frost Growth Equity Fund (the “Growth Equity Fund”), Frost Value Equity Fund (the “Value Equity Fund”), Frost Kempner Multi-Cap Deep Value Equity Fund (the “Kempner Multi-Cap Deep Value Equity Fund”), Frost Mid Cap Equity Fund (the “Mid Cap Equity Fund”), Frost International Equity Fund (the “International Equity Fund”), Frost Natural Resources Fund (the “Natural Resources Fund”), Frost Cinque Large Cap Buy-Write Equity Fund (the “Cinque Large Cap Buy-Write Equity Fund”), Frost Conservative Allocation Fund (the “Conservative Allocation Fund”), Frost Moderate Allocation Fund (the “Moderate Allocation Fund”), Frost Aggressive Allocation Fund (the “Aggressive Allocation Fund”), Frost Total Return Bond Fund (the “Total Return Bond Fund”), Frost Credit Fund (the “Credit Fund”), Frost Low Duration Bond Fund (the “Low Duration Bond Fund”), Frost Municipal Bond Fund (the “Municipal Bond Fund”), and Frost Kempner Treasury and Income Fund (the “Kempner Treasury and Income Fund”) (each a “Fund” and collectively the “Funds”). Each Fund is classified as a “diversified” investment company under the 1940 Act. The Growth Equity Fund seeks to achieve long-term capital appreciation. The Value Equity Fund, International Equity Fund and Cinque Large Cap Buy-Write Equity Fund seek to achieve long-term capital appreciation and current income. The Kempner Multi-Cap Deep Value Equity Fund seeks to generate a total pre-tax return, including capital growth and dividends, greater than the rate of inflation over a three-to-five year period. The Mid Cap Equity Fund seeks to maximize long-term capital appreciation. The Natural Resources Fund seeks long-term capital growth with a secondary goal of current income. The Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund seek total return consistent with their respective asset allocation strategy. The Total Return Bond Fund, Credit Fund and Low Duration Bond Fund seek to maximize total return, consisting of income and capital appreciation, consistent with the preservation of principal. The Municipal Bond Fund seeks to provide a consistent level of current income exempt from federal income tax with a secondary emphasis on maximizing total return through capital appreciation. The Kempner Treasury and Income Fund seeks to provide current income consistent with the preservation of capital. The Funds may change their investment objective without shareholder approval. The assets of each Fund of the Trust are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Certain of the Funds currently offer Institutional Class Shares and Investor Class Shares. The financial statements of the remaining funds in the Trust are presented separately. Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares and no longer impose a sales charge. The share class change had no impact on the Funds’ operations or investment policy.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds:

Use of Estimates — The Funds are investment companies in conformity with U.S. generally accepted accounting principles (“U.S.GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations acquired with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

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Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine its value after taking into consideration relevant information reasonably available to the Committee. As of July 31, 2015, the total market value of securities in the Total Return Bond Fund valued in accordance with fair value procedures was $1,932,081 or 0.1% of the Total Return Bond Fund’s net assets.

Exchange-traded registered investment companies are valued at the closing price from the primary exchange.

Open-end investment companies held in the Funds’ portfolios are valued at the published net asset value.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Frost Investment Advisors, LLC (the “Adviser”) becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called. In addition, SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser if a Fund is holding a relevant security that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

The International Equity Fund uses MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market after the close of the foreign market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the International Equity Fund values the non-U.S. securities in its portfolio that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts the Administrator and may request that a meeting of the Committee be held.

If a local market in which the International Equity Fund owns securities is closed for one or more days, the International Equity Fund shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above. When the confidence interval has been exceeded, the securities are considered Level 2.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

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•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The table below sets forth information about the level within the fair value hierarchy at which the Funds’ investments are measured at July 31, 2015:

Investments in Securities*	Level 1	Level 2	Level 3	Total
Growth Equity Fund
Common Stock	$429,261,573	$—	$—	$429,261,573
Cash Equivalent	24,296,234	—	—	24,296,234

Total Investments in Securities	$453,557,807	$—	$—	$453,557,807

Value Equity Fund
Common Stock	$323,048,665	$—	$—	$323,048,665
Cash Equivalent	7,757,324	—	—	7,757,324

Total Investments in Securities	$330,805,989	$—	$—	$330,805,989

Kempner Multi-Cap Deep Value Equity Fund
Common Stock	$133,840,520	$—	$—	$133,840,520
Cash Equivalent	18,204,817	—	—	18,204,817

Total Investments in Securities	$152,045,337	$—	$—	$152,045,337

Mid Cap Equity Fund
Common Stock	$15,865,901	$—	$—	$15,865,901
Cash Equivalent	466,346	—	—	466,346

Total Investments in Securities	$16,332,247	$—	$—	$16,332,247

International Equity Fund
Common Stock	$55,183,508	$—	$—	$55,183,508
Cash Equivalent	4,399,512	—	—	4,399,512

Total Investments in Securities	$59,583,020	$—	$—	$59,583,020

Natural Resources Fund
Common Stock	$26,284,100	$—	$—	$26,284,100
Cash Equivalent	645,888	—	—	645,888

Total Investments in Securities	$26,929,988	$—	$—	$26,929,988

Cinque Large Cap Buy-Write Equity Fund
Common Stock	$41,355,207	$—	$—	$41,355,207
Registered Investment Companies	23,941,186	—	—	23,941,186
Cash Equivalent	480,938	—	—	480,938

Total Investments in Securities	$65,777,331	$—	$—	$65,777,331

Conservative Allocation Fund
Registered Investment Companies	$3,161,210	$—	$—	$3,161,210
Cash Equivalent	76,597	—	—	76,597

Total Investments in Securities	$3,237,807	$—	$—	$3,237,807

Moderate Allocation Fund
Registered Investment Companies	$21,575,933	$—	$—	$21,575,933
Cash Equivalent	1,067,732	—	—	1,067,732

Total Investments in Securities	$22,643,665	$—	$—	$22,643,665

Aggressive Allocation Fund
Registered Investment Companies	$10,184,282	$—	$—	$10,184,282
Cash Equivalent	448,423	—	—	448,423

Total Investments in Securities	$10,632,705	$—	$—	$10,632,705

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Investments in Securities*	Level 1	Level 2	Level 3	Total
Total Return Bond Fund
Mortgage-Backed Securities	$—	$596,323,023	$1,932,081	$598,255,104
U.S. Treasury Obligations	435,556,595	—	—	435,556,595
Corporate Obligations	—	348,788,380	—	348,788,380
Collateralized Loan Obligations	—	172,032,001	—	172,032,001
Asset-Backed Securities	—	141,322,831	—	141,322,831
Municipal Bonds	—	73,858,585	—	73,858,585
U.S. Government Agency Obligations	—	30,351,855	—	30,351,855
Cash Equivalent	963,393	—	—	963,393
Commercial Paper	—	749,871	—	749,871
Agency Discount Notes	—	249,931	—	249,931

Total Investments in Securities	$436,519,988	$1,363,676,477	$1,932,081	$1,802,128,546

Credit Fund
Collateralized Loan Obligations	$—	$30,774,327	$—	$30,774,327
Corporate Obligations	—	27,351,660	—	27,351,660
Asset-Backed Securities	—	24,724,638	—	24,724,638
Mortgage-Backed Securities	—	10,780,474	—	10,780,474
Municipal Bond	—	336,357	—	336,357
Cash Equivalent	2,673,501	—	—	2,673,501

Total Investments in Securities	$2,673,501	$93,967,456	$—	$96,640,957

Low Duration Bond Fund
Asset-Backed Securities	$—	$70,328,259	$—	$70,328,259
U.S. Treasury Obligations	62,063,881	—	—	62,063,881
Mortgage-Backed Securities	—	40,654,193	—	40,654,193
Corporate Obligations	—	26,264,768	—	26,264,768
Collateralized Loan Obligations	—	20,731,111	—	20,731,111
Municipal Bonds	—	5,440,305	—	5,440,305
Sovereign Debt	—	5,013,050	—	5,013,050
Cash Equivalent	3,078,661	—	—	3,078,661

Total Investments in Securities	$65,142,542	$168,431,686	$—	$233,574,228

Municipal Bond Fund
Municipal Bonds	$—	$234,066,939	$—	$234,066,939
Cash Equivalent	1,794,936	—	—	1,794,936

Total Investments in Securities	$1,794,936	$234,066,939	$—	$235,861,875

Kempner Treasury and Income Fund
U.S. Treasury Obligations	$12,352,942	$—	$—	$12,352,942
Cash Equivalent	4,215,225	—	—	4,215,225

Total Investments in Securities	$16,568,167	$—	$—	$16,568,167

Other Financial Instruments
International Equity Fund
Forward Foreign Currency Contracts**
Unrealized Appreciation	$—	$102,367	$—	$102,367
Unrealized Depreciation	—	(5,338)	—	(5,338)

Total Other Financial Instruments	$—	$97,029	$—	$97,029

Cinque Large Cap Buy-Write Equity Fund
Purchased Equity Option	$84,750	$—	$—	$84,750
Written Equity Option	(151,800)	—	—	(151,800)

Total Other Financial Instruments	$(67,050)	$—	$—	$(67,050)

*	Industry disclosure of holdings is detailed in the Schedule of Investments.
**	Forward foreign currency contracts are valued at the unrealized appreciation (depreciation) on the instrument.

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For the year ended July 31, 2015, there were no transfers between Level 1 and Level 2 within the Funds except for the International Equity Fund. For the year ended July 31, 2015, there were no transfers between Level 2 and Level 3 within the Funds. Transfers, if any, between levels are considered to have occurred as of the end of the period. Changes in the classifications between Level 1 and 2 occur when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. For the year ended July 31, 2015, the International Equity Fund had transfers of securities from Level 2 to Level 1 as a result of the application of International Equity Fair Value Procedures at the beginning of the year. Level placement of securities is not necessarily indicative of the risk associated with the investment.

For the year ended July 31, 2015, there were no Level 3 securities within the Funds except for the Total Return Bond Fund. A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For the year ended July 31, 2015, there have been no changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements. The International Equity Fund may be subject to taxes imposed by certain countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The International Equity Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended July 31, 2015, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year or period, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on the specific identification method. Dividend income is recognized on the ex-dividend date, interest income is recognized on an accrual basis and includes the amortization of premiums and the accretion of discount. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Forward Foreign Currency Contracts — The International Equity Fund will economically hedge currency exposure utilizing forward foreign currency contracts if deemed appropriate by the portfolio management team. Currency hedging, if utilized, is to protect the investment thesis for a given stock from being significantly undermined by dollar/foreign currency fluctuations when the Adviser perceives currency risk to be high. All forward foreign currency contracts are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. The International Equity Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Additionally, the risk exists that losses could exceed amounts disclosed on the Schedule of Investments or the Statement of Assets and Liabilities. Refer to the International Equity Fund’s Schedule of Investments for details regarding open forward foreign currency contracts as of July 31, 2015.

To reduce counterparty risk with respect to over-the-counter (“OTC”) transactions, the International Equity Fund has entered into master netting arrangements, established within the International Equity Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allows the International Equity Fund to make (or to have an entitlement to

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receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in forward foreign currency contracts for each individual counterparty. In addition, the International Equity Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the International Equity Fund.

For financial reporting purposes, the International Equity Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the International Equity Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the International Equity Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the International Equity Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the International Equity Fund from its counterparties are not fully collateralized, contractually or otherwise, the International Equity Fund bears the risk of loss from counterparty nonperformance.

The following table presents, by derivative type, the International Equity Fund’s OTC derivative assets net of the related collateral posted for the benefit of the International Equity Fund at July 31, 2015:

Derivative Type	Derivative Assets Subject to a Netting Agreement or Similar Arrangement	Derivatives Available for Offset	Collateral Received	Net Amount
Forward Foreign Currency Exchange Contracts	$102,367	$(5,338)	$—	$97,029

The following table presents, by derivative type, the International Equity Fund’s OTC derivative liabilities net of the related collateral posted for the benefit of the International Equity Fund at July 31, 2015:

Derivative Type	Derivative Liabilities Subject to a Netting Agreement or Similar Arrangement	Derivatives Available for Offset	Collateral Pledged	Net Amount
Forward Foreign Currency Exchange Contracts	$5,338	$(5,338)	$—	$—

Repurchase Agreements — In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities (“collateral”), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. Such collateral will be cash, debt securities issued or guaranteed by the U.S. Government, securities that at the time the repurchase agreement is entered into are rated in the highest category by a nationally recognized statistical rating organization (“NRSRO”) or unrated category by an NRSRO, as determined by the Adviser. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. There were no open repurchase agreements as of July 31, 2015.

Options Written/Purchased — A Fund may invest in financial options contracts to add return or to hedge their existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. The option techniques utilized are to hedge against changes in interest rates, foreign currency exchange rates or securities prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with an investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets and not for speculation. When a Fund writes or purchases an option, an amount equal to the premium received or paid by a Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or a loss.

The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that a Fund pays a premium whether or not the option is exercised. A Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

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Finally, for written options, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. The Cinque Large Cap Buy-Write Equity Fund had open options contracts as of July 31, 2015, as disclosed in the Fund’s Schedule of Investments.

Expenses — Expenses of the Trust that can be directly attributed to a particular fund are borne by that fund. Expenses which cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets. In addition to the expenses reflected on the Statement of Operations, the Cinque Large Cap Buy-Write Equity Fund, Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund indirectly bear expenses of the underlying funds (registered investment companies) in which they invest. Because each of the underlying funds have varied expense and fee levels, and the Cinque Large Cap Buy-Write Equity Fund, Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund may own different amounts of shares of these funds at different times, the amount of fees and expenses incurred indirectly will vary.

Classes — Class specific expenses are borne by the specific class of shares. Income, realized and unrealized gain (loss), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Offering Costs — Offering costs, including costs of printing initial prospectuses, legal and registration fees are amortized over twelve months from the inception dates of the Funds. For the year ended July 31, 2015, the Aggressive Allocation Fund amortized remaining offering costs of $40,733.

Dividends and Distributions to Shareholders — The Growth Equity Fund, Mid Cap Equity Fund, International Equity Fund and Natural Resources Fund each distribute their net investment income and make distributions of their net realized capital gains, if any, at least annually. The Cinque Large Cap Buy-Write Equity Fund, Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund each distribute their net investment income, if any, quarterly and distribute their net realized capital gains, if any, at least annually. The Value Equity Fund, Kempner Multi-Cap Deep Value Equity Fund, Total Return Bond Fund, Credit Fund, Low Duration Bond Fund, Municipal Bond Fund, and Kempner Treasury and Income Fund each distribute their net investment income monthly, as available, and make distributions of their net realized capital gains, if any, at least annually.

Redemption Fees — The International Equity Fund retains a redemption fee of 2.00% on redemptions of capital shares held for less than thirty days. For the year ended July 31, 2015, the International Equity Fund retained no such fees. Fees collected are retained by the Funds for the benefit of the remaining shareholders and are included in capital shares transactions in the Statement of Changes in Net Assets.

Line of Credit — The Funds entered into an agreement which enables them to participate in a $50 million unsecured committed revolving line of credit on a first come, first serve basis, with MUFG Union Bank, N.A. (the “Custodian”) which expires June 6, 2016. The proceeds from the borrowings shall be used to finance the Funds’ short-term general working capital requirements, including the funding of shareholder redemptions. Interest is charged to the Funds based on their borrowings during the year at the Custodian’s current reference rate. As of July 31, 2015, there were no borrowings outstanding. Listed below are Funds which had borrowings during the year ended July 31, 2015:

	Maximum Amount Borrowed	Number of Days Outstanding	Average Outstanding Balance	Daily Weighted Average Interest Rate	Interest Paid
Value Equity Fund	$1,256,884	6	$1,116,942	3.25%	$89
Mid Cap Equity Fund	287,388	3	171,685	3.25	43
International Equity Fund	20,644,207	15	10,405,958	3.25	14,091
Natural Resources Fund	1,950,711	39	553,587	3.25	2,827
Cinque Large Cap Buy-Write Equity Fund	1,711,207	17	231,457	3.25	393
Conservative Allocation Fund	544,834	19	68,415	3.25	117
Moderate Allocation Fund	1,276,176	12	802,287	3.25	275
Aggressive Allocation Fund	4,207,324	1	4,207,234	3.25	387
Total Return Bond Fund	3,962,361	11	1,465,620	3.25	1,767
Credit Fund	3,043,513	52	669,924	3.25	3,051
Low Duration Bond Fund	1,010,530	2	592,404	3.25	91
Municipal Bond Fund	1,903,954	7	1,028,389	3.25	159

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3. Options Written:

Written options transactions entered into during the year ended July 31, 2015 are summarized as follows:

	Cinque Large Cap Buy-Write Equity Fund
	Number of Contracts	Premiums Received
Outstanding at July 31, 2014	159	$234,504
Options Written	1,653	3,416,263
Options Expired	(129)	(306,150)
Options Canceled in a Closing Purchase Transaction	(1,545)	(3,031,042)

Outstanding at July 31, 2015	138	$313,575

4. Transactions with Affiliates:

Certain officers and a trustee of the Trust are also officers of the Administrator, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and the trustee are paid no fees by the Trust for serving as officers and trustee of the Trust. A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are the employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

5. Administration, Distribution, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended July 31, 2015, the Funds paid as follows for these services: $401,893 in the Growth Equity Fund, $289,819 in the Value Equity Fund, $147,471 in the Kempner Multi-Cap Deep Value Equity Fund, $18,538 in the Mid Cap Equity Fund, $87,440 in the International Equity Fund, $43,380 in the Natural Resources Fund, $58,268 in the Cinque Large Cap Buy-Write Equity Fund, $3,211 in the Conservative Allocation Fund, $16,433 in the Moderate Allocation Fund, $5,373 in the Aggressive Allocation Fund, $1,389,225 in the Total Return Bond Fund, $91,845 in the Credit Fund, $199,915 in the Low Duration Bond Fund, $212,043 in the Municipal Bond Fund and $15,719 in the Kempner Treasury and Income Fund.

The Trust and Distributor are parties to a Distribution Plan dated May 31, 2000, amended and restated November 16, 2004. The Funds have adopted a Distribution Plan (the “Plan”) for the Investor Class Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of each Fund’s average net assets attributable to the Investor Class Shares as compensation for distribution services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. These credit amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

MUFG Union Bank, N.A. serves as Custodian for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

6. Investment Advisory Agreement:

The Adviser serves as the investment adviser to the Funds. The Adviser is a wholly owned non-banking subsidiary of Frost Bank. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund. The Adviser has contractually agreed to reduce its fees and/or reimburse expenses for certain Funds to the extent necessary to keep total annual Fund operating expenses from exceeding certain levels as set forth below until November 30, 2015 (the “Contractual Expense Limitation) for the Growth Equity Fund, Value Equity Fund, Kempner Multi-Cap Deep Value Equity Fund, Mid Cap Equity Fund, International Equity Fund, Natural Resources Fund, Cinque Large Cap Buy-Write Equity Fund, Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Total Return Bond Fund, Credit Fund, Low Duration Bond Fund and Kempner Treasury and Income Fund.

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The table below shows the rate of each Fund’s investment advisory fee and the Adviser’s Contractual Expense Limitation for each Fund.

Fund	Advisory Fee Before Contractual Fee Reduction	Institutional Class Shares Contractual Expense Limitation	Investor Class Shares Contractual Expense Limitation‡
Growth Equity Fund	0.65%	1.25%	1.50%
Value Equity Fund	0.65%	1.25%	1.50%
Kempner Multi-Cap Deep Value Equity Fund	0.59%	1.05%	1.30%
Mid Cap Equity Fund	0.90%	1.55%	1.80%
International Equity Fund	0.75%**	1.45%	1.70%
Natural Resources Fund	0.80%	1.75%	2.00%
Cinque Large Cap Buy-Write Equity Fund	0.70%***	0.70%[1]	0.95%[1]
Conservative Allocation Fund	0.15%	N/A	1.60%
Moderate Allocation Fund	0.15%	1.35%	1.60%
Aggressive Allocation Fund	0.15%	N/A	1.60%
Total Return Bond Fund	0.35%	0.95%	1.20%
Credit Fund	0.60%	1.00%	1.25%
Low Duration Bond Fund	0.35%	0.95%	1.20%
Kempner Treasury and Income Fund	0.35%	1.05%	1.30%*

‡	Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares and no longer impose a sales charge. The share class change had no impact on the Funds’ operations or investment policy.
*	Class is registered but not yet opened.
**	Prior to November 25, 2014, the advisory fee was 0.95% for assets up to $150 million and 0.90% for assets over $150 million.
***	Prior to November 25, 2014, the advisory fee was 0.90%.
1	Prior to November 25, 2014, the contractual expense limitation was 1.50% for the Institutional Class and 1.75% for the Investor Class.

The Adviser has voluntarily agreed to reduce its investment advisory fees for the Municipal Bond Fund as set forth below (“Voluntary Fee Reduction”). In addition, the Adviser has voluntarily agreed to further reduce its fees and/or reimburse expenses to the extent necessary to keep from exceeding certain levels as set forth below (“Voluntary Expense Limitation”). The Adviser may discontinue all or part of these fee reductions or reimbursements at any time.

The table below shows the rate of the Municipal Bond Fund’s investment advisory fee and the Adviser’s Voluntary Fee Reduction and Voluntary Expense Limitation.

Fund	Advisory Fee Before Voluntary Fee Reduction	Adviser’s Voluntary Fee Reduction	Institutional Class Shares Voluntary Expense Limitation	Investor Class Shares Voluntary Expense Limitation‡
Municipal Bond Fund	0.35%	0.10%	1.05%	1.30%

‡	Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares and no longer impose a sales charge. The share class change had no impact on the Fund’s operations or investment policy.

If at any point it becomes unnecessary for the Adviser to make Expense Limitation reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and the aforementioned Expense Limitations to recapture all or a portion of its prior Expense Limitation reimbursements made during the preceding three year period up to the expense cap in place at the time the expenses were waived. The Adviser, however, will not be permitted to recapture any amount that is attributable to its Voluntary Fee Reduction. During the year ended July 31, 2015, the Adviser recaptured $8,629 of previously waived/reimbursed fees for the Mid Cap Equity Fund. At July 31, 2015, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

Fiscal Year	Subject to Repayment until July	Cinque Large Cap Buy-Write Equity Fund	Conservative Allocation Fund	Aggressive Allocation Fund
7/31/12 – 7/31/13	2016	$—	$18,833	$—
7/31/13 – 7/31/14	2017	—	44,958	132
7/31/14 – 7/31/15	2018	117,804	23,802	28,715

		$117,804	$87,593	$28,847

For the year ended July 31, 2015, the Adviser forfeited the option to recapture $128,161 and $49,677 of previously waived/reimbursed fees subject to July 31, 2015 expiration for the Moderate Allocation Fund and Credit Fund, respectively.

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As of July 31, 2015, the Adviser has entered into investment sub-advisory agreements with the following parties and pays the sub-advisers out of the fee that it receives from the Funds:

Investment Sub-Adviser
Kempner Multi-Cap Deep Value Equity Fund	Cinque Large Cap Buy-Write Equity Fund
Kempner Capital Management, Inc.	Cinque Partners LLC

Mid Cap Equity Fund	Kempner Treasury and Income Fund
Luther King Capital Management Corporation	Kempner Capital Management, Inc.

International Equity Fund
Thornburg Investment Management, Inc.

7. Investment Transactions:

The cost of security purchases and the proceeds from the sales and maturities of securities, other than short-term investments, for the year ended July 31, 2015 were as follows:

	U.S. Government	Other	Total
Growth Equity Fund
Purchases	$—	$81,568,090	$81,568,090
Sales	—	142,897,319	142,897,319
Value Equity Fund
Purchases	—	168,613,112	168,613,112
Sales	—	185,013,295	185,013,295
Kempner Multi-Cap Deep Value Equity Fund
Purchases	—	58,230,784	58,230,784
Sales	—	92,949,991	92,949,991
Mid Cap Equity Fund
Purchases	—	15,822,693	15,822,693
Sales	—	28,753,423	28,753,423
International Equity Fund
Purchases	—	106,966,172	106,966,172
Sales	—	237,007,592	237,007,592
Natural Resources Fund
Purchases	—	34,324,026	34,324,026
Sales	—	51,405,140	51,405,140
Cinque Large Cap Buy-Write Equity Fund
Purchases	—	36,709,553	36,709,553
Sales	—	35,920,261	35,920,261
Conservative Allocation Fund*
Purchases	—	1,764,229	1,764,229
Sales	—	2,450,519	2,450,519

	U.S. Government	Other	Total
Moderate Allocation Fund**
Purchases	$—	$13,470,926	$13,470,926
Sales	—	7,390,565	7,390,565
Aggressive Allocation Fund***
Purchases	—	11,563,121	11,563,121
Sales	—	1,972,286	1,972,286
Total Return Bond Fund
Purchases	676,374,059	511,159,515	1,187,533,574
Sales	399,839,359	260,705,132	660,544,491
Credit Fund
Purchases	—	37,400,074	37,400,074
Sales	—	32,942,546	32,942,546
Low Duration Bond Fund
Purchases	50,797,433	49,475,570	100,273,003
Sales	58,864,732	26,477,454	85,342,186
Municipal Bond Fund
Purchases	—	53,654,873	53,654,873
Sales	—	19,557,779	19,557,779
Kempner Treasury and Income Fund
Purchases	988,613	—	988,613
Sales	1,973,635	—	1,973,635

*	Includes $468,899 and $538,859 of purchases and sales, respectively, of affiliated investments.
**	Includes $2,686,271 and $668,000 of purchases and sales, respectively, of affiliated investments.
***	Includes $3,306,701 and $615,418 of purchases and sales, respectively, of affiliated investments.

8. Federal Tax Information:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income, paid-in capital or accumulated net realized gain (loss), as appropriate, in the period that the differences arise.

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Permanent book and tax differences resulted in the reclassification of the following:

	Undistributed Net Investment Income (Loss)	Accumulated Realized Gain (Loss)	Paid-in Capital
Value Equity Fund	$322,203	$(322,203)	$—
Kempner Multi-Cap Deep Value Equity Fund	26,400	(26,400)	—
Mid Cap Equity Fund	215,359	—	(215,359)
International Equity Fund	3,422,475	(3,422,475)	—
Natural Resources Fund	2,255	(2,255)	—
Conservative Allocation Fund	35,008	(5,175)	(29,833)
Moderate Allocation Fund	108,685	(15,325)	(93,360)
Aggressive Allocation Fund	10,606	(10,336)	(270)
Total Return Bond Fund	1,185,577	(1,185,577)	—
Credit Fund	(50,363)	50,363	—
Low Duration Bond Fund	16,405	(16,405)	—
Municipal Bond Fund	1,593	(1,593)	—
Kempner Treasury and Income Fund	(65)	65	—

These differences are primarily due to differing book and tax treatment of net operating loss, investment in master limited partnerships, reclassification of distributions and nondeductible excise tax paid, paydowns, REIT adjustments, and foreign exchange gain/loss. These reclassifications had no effect on the net assets or net asset value.

The tax character of dividends and distributions declared during the years ended July 31, 2015 and July 31, 2014 was as follows:

	Tax Exempt	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Growth Equity Fund
2015	$—	$1,463,857	$25,166,715	$—	$26,630,572
2014	—	559,735	14,905,177	—	15,464,912
Value Equity Fund
2015	—	9,018,374	23,481,167	—	32,499,541
2014	—	8,543,177	24,616,987	—	33,160,164
Kempner Multi-Cap Deep Value Equity Fund
2015	—	2,822,002	12,171,772	—	14,993,774
2014	—	4,042,207	3,526,828	—	7,569,035
Mid Cap Equity Fund
2015	—	—	4,122,532	—	4,122,532
2014	—	273,700	1,589,951	—	1,863,651
Small Cap Equity Fund
2015	—	—	—	—	—
2014	—	16,047,018	22,357,951	—	38,404,969
International Equity Fund
2015	—	2,248,346	10,507,341	—	12,755,687
2014	—	3,134,719	15,448,334	—	18,583,053
Natural Resources Fund
2015	—	429,073	—	—	429,073
2014	—	260,002	—	—	260,002
Cinque Large Cap Buy-Write Equity Fund
2015	—	935,033	—	—	935,033
2014	—	228,771	—	—	228,771
Conservative Allocation Fund
2015	—	43,207	—	29,120	72,327
Moderate Allocation Fund
2015	—	369,878	—	—	369,878
2014	—	152,205	—	—	152,205
Aggressive Allocation Fund
2015	—	27,270	—	—	27,270

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	Tax Exempt	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Total Return Bond Fund
2015	$—	$55,745,071	$15,536,564	$—	$71,281,635
2014	—	40,933,299	11,438,019	—	52,371,318
Credit Fund
2015	—	5,157,629	443,333	—	5,600,962
2014	—	2,981,650	—	—	2,981,650
Low Duration Bond Fund
2015	—	2,833,496	—	—	2,833,496
2014	—	3,530,385	3,011,236	—	6,541,621
Municipal Bond Fund
2015	5,952,728	—	143,241	—	6,095,969
2014	5,601,319	—	511,394	—	6,112,713
Kempner Treasury and Income Fund
2015	—	81,252	577,175	—	658,427
2014	—	375,053	—	—	375,053

As of July 31, 2015, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post-October Losses	Late- Year Loss Deferral	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)
Growth Equity Fund	$489,188	$—	$30,348,821	$—	$—	$—	$189,956,286	$—	$220,794,295
Value Equity Fund	—	—	28,118,930	—	—	—	43,913,801	—	72,032,731
Kempner Multi-Cap Deep Value Equity Fund	1,159,732	—	8,500,609	—	—	—	1,293,639	(7,538)	10,946,442
Mid Cap Equity Fund	—	—	3,137,137			(120,685)	4,154,877	—	7,171,329
International Equity Fund	1,109,125	—	—	(1,771,453)	—	—	1,715,196	(97,036)	955,832
Natural Resources Fund	269,460	—	—	(11,550,761)	—	—	(2,029,676)	(1,400)	(13,312,377)
Cinque Large Cap Buy-Write Equity Fund	380,265	—	1,825,983	—	—	—	8,453,253	(827,681)	9,831,820
Conservative Allocation Fund	—	—	—	(374,020)	—	—	(9,362)	(10,747)	(394,129)
Moderate Allocation Fund	—	—	—	(538,178)	—	—	80,921	—	(457,257)
Aggressive Allocation Fund	7,457	—	18,869	—	—	—	91,827	—	118,153
Total Return Bond Fund	6,069,089	—	7,920,846	—	—	—	(21,690,434)	(5,774,439)	(13,474,938)
Credit Fund	359,730	—	—	—	(614,347)	—	(2,558,690)	(402,557)	(3,215,864)
Low Duration Bond Fund	204,599	—	—	(934,882)	—	—	1,329,980	(205,181)	394,516
Municipal Bond Fund	—	526,842	10,370	—	—	—	6,431,087	(655,834)	6,312,465
Kempner Treasury and Income Fund	1,810	—	—	—	—	—	1,159,956	(8,367)	1,153,399

Post-October capital losses represent capital losses realized on investment transactions from November 1, 2014 through July 31, 2015, that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

Deferred late-year losses represent ordinary losses realized on investment transactions from January 1, 2015 through July 31, 2015 and specified losses realized on investment transactions from November 1, 2014 through July 31, 2015, that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes, capital loss carryforwards incurred in taxable years beginning before December 22, 2010 may be carried forward for a maximum period of eight years and applied against future net realized gains. At July 31, 2015, the breakdown of such capital loss carryforwards was as follows:

	Expires 2019	Total Capital Loss Carryforwards 07/31/15
Moderate Allocation Fund	$538,178	$538,178

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Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

	Short-Term Loss	Long-Term Loss	Total*
International Equity Fund	$1,771,453	$—	$1,771,453
Natural Resources Fund	11,550,761	—	11,550,761
Conservative Allocation Fund	374,020	—	374,020
Low Duration Bond Fund	934,882	—	934,882

*	This table should be used in conjunction with the capital loss carryforwards table.

During the year ended July 31, 2015, Cinque Large Cap Buy-Write Equity Fund, Conservative Allocation Fund and Moderate Allocation Fund utilized $328,204, $102,995 and $957,652, respectively, of capital loss carryforwards, to offset capital gains.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at July 31, 2015 were as follows (excluding purchased options and written options):

	Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation (Depreciation)
Growth Equity Fund	$263,601,521	$191,421,415	$(1,465,129)	$189,956,286
Value Equity Fund	286,892,188	49,383,676	(5,469,875)	43,913,801
Kempner Multi-Cap Deep Value Equity Fund	150,751,698	19,305,748	(18,012,109)	1,293,639
Mid Cap Equity Fund	12,177,370	4,214,809	(59,932)	4,154,877
International Equity Fund	57,951,623	5,043,551	(3,412,154)	1,631,397
Natural Resources Fund	28,959,664	1,977,890	(4,007,566)	(2,029,676)
Cinque Large Cap Buy-Write Equity Fund	57,324,078	10,196,379	(1,743,126)	8,453,253
Conservative Allocation Fund	3,247,169	46,858	(56,220)	(9,362)
Moderate Allocation Fund	22,562,744	485,812	(404,891)	80,921
Aggressive Allocation Fund	10,540,878	194,882	(103,055)	91,827
Total Return Bond Fund	1,823,818,980	34,465,481	(56,155,915)	(21,690,434)
Credit Fund	99,199,647	601,318	(3,160,008)	(2,558,690)
Low Duration Bond Fund	232,244,248	2,011,669	(681,689)	1,329,980
Municipal Bond Fund	229,430,788	8,613,398	(2,182,311)	6,431,087
Kempner Treasury and Income Fund	15,408,211	1,206,427	(46,471)	1,159,956

9. Risks:

At July 31, 2015, the net assets of the International Equity Fund were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of, and investment income from, such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Total Return Bond Fund, Credit Fund and Low Duration Bond Fund invest in mortgage-related or other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates, decreases in real estate values and early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although certain mortgages and mortgage-related securities are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

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The Municipal Bond Fund may invest more than 25% of its total assets in securities issued by Texas and its municipalities, and as a result are more vulnerable to unfavorable developments in Texas than funds that invest a lesser percentage of their assets in such securities. For example, important sectors of the State’s economy include the oil and gas industry (including drilling, production, refining, chemicals and energy-related manufacturing) and high technology manufacturing (including computers, electronics and telecommunications equipment), along with an increasing emphasis on international trade. Each of these sectors has from time to time suffered from economic downturns. Adverse conditions in one or more of these sectors could have an adverse impact on Texas municipal securities.

In pursuing its investment objectives, the Natural Resources Fund concentrates its investments in securities of companies in the natural resources industries. Events that affect the natural resources industries will have a greater effect on the Natural Resources Fund than they would on a fund that is more widely diversified among a number of unrelated industries. Such factors include warehousing and delivery constraints, changes in supply and demand dynamics, a potential lack of fungibility, weather, monetary and currency exchange processes, domestic and foreign political and economic events and policies, disease, technological developments, and changes in interest rates. In addition, certain natural resources sub-sectors are subject to greater governmental regulation than are other industries; therefore, changes in tax and other government regulations may be more likely to adversely affect the Natural Resources Fund.

In pursuing their investment objectives, the Natural Resources Fund, Cinque Large Cap Buy-Write Equity Fund, Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund may invest in other investment companies, such as mutual funds, closed-end funds and exchange traded funds (“ETFs”). Closed-end funds and ETFs are pooled investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. Because closed-end funds and ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium. Investments in closed-end funds and ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of closed-end funds and ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Funds’ holdings at the most optimal time, which could adversely affect the Funds’ performance.

To the extent the Natural Resources Fund, Cinque Large Cap Buy-Write Equity Fund, Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund invest in other investment companies, such as ETFs, closed-end funds and other mutual funds, the Funds will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Funds rely on that investment company to achieve their investment objective. If the investment company fails to achieve its objective, the value of the Funds’ investment could decline, which could adversely affect the Funds’ performance. By investing in another investment company, the Funds’ shareholders indirectly bear the Funds’ proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that the Funds’ shareholders directly bear in connection with the Funds’ own operations.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

10. Other:

On July 31, 2015, the number of shareholders below held the following percentage of the outstanding shares of the Funds.

	# of shareholders	% of Outstanding Shares
Growth Equity Fund
Institutional Class Shares	1	86.91%
Investor Class Shares	2	90.91%

Value Equity Fund
Institutional Class Shares	1	93.04%
Investor Class Shares	2	82.55%

Kempner Multi-Cap Deep Value Equity Fund
Institutional Class Shares	1	95.36%
Investor Class Shares	2	80.17%

Mid Cap Equity Fund
Institutional Class Shares	1	96.94%
Investor Class Shares	3	89.34%

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	# of shareholders	% of Outstanding Shares

International Equity Fund
Institutional Class Shares	2	97.30%
Investor Class Shares	1	85.43%

Natural Resources Fund
Institutional Class Shares	1	92.89%
Investor Class Shares	2	90.05%

Cinque Large Cap Buy-Write Equity Fund
Institutional Class Shares	1	92.87%
Investor Class Shares	2	89.97%

Conservative Allocation Fund
Investor Class Shares	3	72.53%

Moderate Allocation Fund
Institutional Class Shares	1	99.79%
Investor Class Shares	1	71.60%

Aggressive Allocation Fund
Investor Class Shares	1	77.05%

Total Return Bond Fund
Institutional Class Shares	2	69.69%
Investor Class Shares	3	52.35%

Credit Fund
Institutional Class Shares	1	91.97%
Investor Class Shares	2	88.52%

Low Duration Bond Fund
Institutional Class Shares	1	77.38%
Investor Class Shares	2	52.23%

Municipal Bond Fund
Institutional Class Shares	1	99.16%
Investor Class Shares	2	93.84%

Kempner Treasury and Income Fund
Institutional Class Shares	1	96.78%

These shareholders are comprised of omnibus accounts, which are held on behalf of various individual shareholders.

11. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of July 31, 2015.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund II

and Shareholders of the Frost Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Frost Growth Equity Fund, Frost Value Equity Fund, Frost Kempner Multi-Cap Deep Value Equity Fund, Frost Mid Cap Equity Fund, Frost International Equity Fund, Frost Natural Resources Fund, Frost Cinque Large Cap Buy-Write Equity Fund, Frost Conservative Allocation Fund, Frost Moderate Allocation Fund, Frost Aggressive Allocation Fund, Frost Total Return Bond Fund, Frost Credit Fund, Frost Low Duration Bond Fund, Frost Municipal Bond Fund and Frost Kempner Treasury and Income Fund (fifteen of the series constituting The Advisors’ Inner Circle Fund II (the “Trust”)) as of July 31, 2015, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Frost Growth Equity Fund, Frost Value Equity Fund, Frost Kempner Multi-Cap Deep Value Equity Fund, Frost Mid Cap Equity Fund, Frost International Equity Fund, Frost Natural Resources Fund, Frost Cinque Large Cap Buy-Write Equity Fund, Frost Conservative Allocation Fund, Frost Moderate Allocation Fund, Frost Aggressive Allocation Fund, Frost Total Return Bond Fund, Frost Credit Fund, Frost Low Duration Bond Fund, Frost Municipal Bond Fund and Frost Kempner Treasury and Income Fund (fifteen of the series constituting The Advisors’ Inner Circle Fund II) at July 31, 2015, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

September 29, 2015

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THE ADVISORS’ INNER CIRCLE FUND II

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED
BOARD MEMBERS[3,4]

ROBERT NESHER 68 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of The Advisors’ Inner Circle Fund III, O’Connor EQUUS, Winton Series Trust and Winton Diversified Opportunities Fund since 2014, President and Chief Executive Officer of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to present. President and Director of SEI Opportunity Fund, L.P. to 2010.
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 75 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT
BOARD MEMBERS[4]

JOHN K. DARR 70 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 63 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager – Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

4	Board Members oversee 42 funds in The Advisors’ Inner Circle Fund II.

F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-71-FROST. The following chart lists Trustees and Officers as of July 31, 2015.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Funds II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments – Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments – Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010 and Director of SEI Alpha Strategy Portfolio, LP to 2013.

Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Funds II, Bishop Street Funds, O’Connor EQUUS, Winton Series Trust, Winton Diversified Opportunities Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director of SEI Investments (Europe), Limited, SEI Investments – Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments – Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of SEI Alpha Strategy Portfolio, LP to 2013.

Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Funds II, Bishop Street Funds and The KP Funds. Director, Federal Home Loan Banks of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership). Director, MortgageIT Holdings, Inc. (December 2005 – January 2007).

Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Funds II, Bishop Street Funds and The KP Funds. Director, The Korea Fund, Inc.

5	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND II

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT
BOARD MEMBERS[3] (continued)

MITCHELL A. JOHNSON 73 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.
BETTY L. KRIKORIAN 72 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. since 2008. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.
BRUCE R. SPECA 59 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.
GEORGE J. SULLIVAN, JR. 72 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. since April 1997.
OFFICERS

MICHAEL BEATTIE 50 yrs. old	President (Since 2011)	Managing Director at SEI since 2011. Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
STEPHEN CONNORS 31 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust

3	Board Members oversee 42 funds in The Advisors’ Inner Circle Fund II.

F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

Other Directorships Held by Board Member/Officer[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Funds II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Funds II, Bishop Street Funds and The KP Funds.
Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Funds II, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Funds II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013.

None.
None.

4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND II

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During the Past 5 Years
OFFICERS (continued)

RUSSELL EMERY 52 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund , The Advisors’ Inner Circle Fund II and Bishop Street Funds since 2006; SEI Adviser Managed Trust since 2010; New Covenant Funds since 2012; SEI Insurance Products Trust and The KP Funds since 2013; The Advisors’ Inner Circle Fund III, O’Connor EQUUS and Winton Series Trust since 2014 and Winton Diversified Opportunities Fund since 2015.
DIANNE M. DESCOTEAUX 38 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
JOHN Y. KIM 34 yrs. old	Vice President and Assistant Secretary (since 2014)	Attorney, SEI Investments Company (2014-present). Associate, Stradley Ronon Stevens & Young, LLP (2009-2014).
BRIDGET E. SUDALL 35 yrs. old	Privacy Officer (Since 2015) AML Officer (Since 2015)	Anti-Money Laundering Compliance Officer and Privacy Officer since 2015. Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007 to April 2011.
LISA WHITTAKER 37 yrs. old	Vice President and Assistant Secretary (since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

Other Directorships Held by Officer

None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a fund’s average net assets; this percentage is known as a fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (February 1, 2015 to July 31, 2015).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)

	Beginning Account Value 02/01/15	Ending Account Value 07/31/15	Annualized Expense Ratios	Expenses Paid During Period*
Growth Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,090.10	0.80%	$4.12
Investor Class Shares	$1,000.00	$1,088.30	1.05%	$5.41
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.85	0.80%	$3.99
Investor Class Shares	$1,000.00	$1,019.61	1.05%	$5.24
Value Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,085.60	0.80%	$4.15
Investor Class Shares	$1,000.00	$1,083.50	1.05%	$5.43
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.82	0.80%	$4.02
Investor Class Shares	$1,000.00	$1,019.58	1.05%	$5.27
Kempner Multi-Cap Deep Value Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,006.20	0.77%	$3.85
Investor Class Shares	$1,000.00	$1,003.40	1.03%	$5.10
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.96	0.77%	$3.88
Investor Class Shares	$1,000.00	$1,019.70	1.03%	$5.14
Mid Cap Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,172.50	1.53%	$8.23
Investor Class Shares	$1,000.00	$1,171.70	1.78%	$9.60
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,017.22	1.53%	$7.64
Investor Class Shares	$1,000.00	$1,015.96	1.78%	$8.91
International Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,087.10	1.06%	$5.48
Investor Class Shares	$1,000.00	$1,087.10	1.32%	$6.81
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,019.54	1.06%	$5.30
Investor Class Shares	$1,000.00	$1,018.27	1.32%	$6.59
Natural Resources Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$901.20	1.20%	$5.66
Investor Class Shares	$1,000.00	$901.10	1.45%	$6.83
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,018.84	1.20%	$6.01
Investor Class Shares	$1,000.00	$1,017.61	1.45%	$7.25
Cinque Large Cap Buy-Write Equity Fund(1)
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,061.30	0.69%	$3.54
Investor Class Shares	$1,000.00	$1,060.10	0.94%	$4.82
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,021.36	0.69%	$3.47
Investor Class Shares	$1,000.00	$1,020.12	0.94%	$4.72
Conservative Allocation Fund(1)
Actual Fund Return
Investor Class Shares	$1,000.00	$1,007.00	1.60%	$7.96
Hypothetical 5% Return
Investor Class Shares	$1,000.00	$1,016.86	1.60%	$8.00

	Beginning Account Value 02/01/15	Ending Account Value 07/31/15	Annualized Expense Ratios	Expenses Paid During Period*
Moderate Allocation Fund(1)
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,030.50	0.73%	$3.67
Investor Class Shares	$1,000.00	$1,028.60	0.98%	$4.92
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,021.18	0.73%	$3.65
Investor Class Shares	$1,000.00	$1,019.95	0.98%	$4.90
Aggressive Allocation Fund(1)
Actual Fund Return
Investor Class Shares	$1,000.00	$1,031.90	1.60%	$8.06
Hypothetical 5% Return
Investor Class Shares	$1,000.00	$1,016.86	1.60%	$8.00
Total Return Bond Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,000.00	0.51%	$2.55
Investor Class Shares	$1,000.00	$998.80	0.76%	$3.79
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,022.24	0.51%	$2.58
Investor Class Shares	$1,000.00	$1,021.01	0.76%	$3.83
Credit Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,010.20	0.84%	$4.18
Investor Class Shares	$1,000.00	$1,009.90	1.09%	$5.42
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.64	0.84%	$4.20
Investor Class Shares	$1,000.00	$1,019.40	1.09%	$5.44
Low Duration Bond Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,002.50	0.52%	$2.59
Investor Class Shares	$1,000.00	$1,001.30	0.77%	$3.83
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,022.20	0.52%	$2.62
Investor Class Shares	$1,000.00	$1,020.96	0.77%	$3.87
Municipal Bond Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$994.00	0.42%	$2.09
Investor Class Shares	$1,000.00	$992.70	0.67%	$3.33
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,022.69	0.42%	$2.12
Investor Class Shares	$1,000.00	$1,021.45	0.67%	$3.38
Kempner Treasury and Income Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$976.50	0.84%	$4.11
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.64	0.84%	$4.20

*	Unless otherwise indicated, expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 181/365 (to reflect the one-half year period).

(1)	Excludes indirect expenses of underlying funds in which the Fund invests.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a July 31, 2015 taxable year end, this notice is for informational purposes only. For shareholders with a July 31, 2015 taxable year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended July 31, 2015, the Funds are designating the following items with regard to distributions paid during the year.

	Return of Capital	Long Term Capital Gains Distributions (Tax Basis)	Ordinary Income Distributions (Tax Basis)	Tax Exempt Income Distribution (Tax Basis)	Total Distributions (Tax Basis)
Growth Equity Fund	0%	95%	5%	0%	100%
Value Equity Fund	0%	71%	29%	0%	100%
Kempner Multi-Cap Deep Value Equity Fund	0%	81%	19%	0%	100%
Mid Cap Equity Fund	0%	100%	0%	0%	100%
International Equity Fund	0%	82%	18%	0%	100%
Natural Resources Fund	0%	0%	100%	0%	100%
Cinque Large Cap Buy-Write Equity Fund	0%	0%	100%	0%	100%
Conservative Allocation Fund	40%	0%	60%	0%	100%
Moderate Allocation Fund	0%	0%	100%	0%	100%
Aggressive Allocation Fund	0%	0%	100%	0%	100%
Total Return Bond Fund	0%	22%	78%	0%	100%
Credit Fund	0%	8%	92%	0%	100%
Low Duration Bond Fund	0%	0%	100%	0%	100%
Municipal Bond Fund	0%	2%	0%	98%	100%
Kempner Treasury and Income Fund	0%	88%	12%	0%	100%
Small Cap Equity Fund(8)	0%	75%	25%	0%	100%

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 5

NOTICE TO SHAREHOLDERS (Unaudited) (Continued)

	Dividends Qualifying for Corporate Dividends Rec. Deduction(1)	Qualifying Dividend Income (15% Tax Rate for QDI)(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Qualified Short-Term Capital Gain(5)
Growth Equity Fund	100%	100%	0%	0%	100%
Value Equity Fund	64%	74%	0%	0%	100%
Kempner Multi-Cap Deep Value Equity Fund	79%	98%	0%	0%	100%
Mid Cap Equity Fund	0%	0%	0%	0%	0%
International Equity Fund(6)	0%	47%	0%	0%	0%
Natural Resources Fund	100%	100%	0%	0%	0%
Cinque Large Cap Buy-Write Equity Fund	100%	100%	0%	0%	0%
Conservative Allocation Fund	75%	89%	0%	0%	0%
Moderate Allocation Fund(7)	70%	89%	0%	0%	0%
Aggressive Allocation Fund	92%	93%	0%	0%	100%
Total Return Bond Fund	0%	0%	10%	99%	100%
Credit Fund	0%	0%	0%	100%	100%
Low Duration Bond Fund	0%	0%	14%	97%	0%
Municipal Bond Fund	0%	0%	0%	0%	0%
Kempner Treasury and Income Fund	0%	0%	31%	70%	0%
Small Cap Equity Fund(8)	7%	7%	0%	0%	100%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Qualifying Interest Income” and is reflected as a percentage of net investment income distributions that is exempt from U.S withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S withholding tax when paid to foreign investors.

(6)	The Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2015, the total amount of gross foreign source income is $1,500,914. The total amount of foreign tax paid is $73,129. Your allocable share of foreign tax credit will be reported on Form 1099 DIV.

(7)	The Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2015, the total amount of gross foreign source income is $66,994. The total amount of foreign tax paid is $5,845. Your allocable share of foreign tax credit will be reported on Form 1099 DIV.

(8)	For the period August 1, 2014 through December 15, 2014. Fund ceased operations on December 15, 2014.

Please consult your tax advisor for proper treatment of this information. This notification should be kept with you permanent tax papers.

The Advisors’ Inner Circle Fund II

Annual Report

Investment Adviser

Frost Investment Advisors, LLC

100 West Houston Street, 15th Floor

P.O. Box 2509

San Antonio, Texas 78299-2509

Sub-Advisers

Kempner Capital Management, Inc.

2201 Market Street, 12th Floor

Frost Bank Building

Galveston, Texas 77550-1503

Luther King Capital

Management Corporation

301 Commerce Street, Suite 1600

Fort Worth, Texas 76102

Thornburg Investment

Management, Inc.

2300 North Ridgetop Road

Santa Fe, New Mexico 87506

Cinque Partners LLC

11839 San Vicente Boulevard

Los Angeles, California 90049

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Administrator

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius, LLP

1701 Market Street

Philadelphia, Pennsylvania

19103-2921

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3 (a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by Ernst & Young LLP (“E&Y”) related to the Advisors’ Inner Circle Fund II (the “Trust”).

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$497,660	N/A	N/A	$508,490	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2015	2014
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $10,800 and $10,500 for 2015 and 2014, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b)) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: October 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: October 7, 2015

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors
Treasurer, Controller and Chief Financial Officer

Date: October 7, 2015